UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-02444

The Bond Fund of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Courtney R. Taylor

The Bond Fund of America

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

Copies to:

Michael Glazer

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400

Los Angeles, California 90071

(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

A growing economy
provides opportunity
for bond investors.

Special feature page 6

The Bond Fund of America® Annual report for the year ended December 31, 2013

The Bond Fund of America seeks as high a level of current income as is consistent with preservation of capital through a diversified portfolio of bonds and other fixed-income obligations.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2013:

Class A shares	1 year	5 years	10 years

Reflecting 3.75% maximum sales charge	–5.63%	5.58%	3.12%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.61% for Class A shares as of the prospectus dated March 1, 2014 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of January 31, 2014, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 2.01%. The fund’s 12-month distribution rate for Class A shares as of that date was 2.29%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation, illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

6	A growing economy can provide opportunity for bond investors.

Contents

1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
18	Financial statements
35	Board of trustees and other officers

Fellow investors:

In an improved economic and fiscal environment, the bond market sold off modestly during The Bond Fund of America’s most recent fiscal year.

For the 12 months ended December 31, 2013, the fund declined 1.99%. By way of comparison, the unmanaged Barclays U.S. Aggregate Index, which does not include fees, fell 2.02%. The fund’s peer group, as measured by the Lipper Core Bond Funds Average, lost 1.87%. The fund continues to keep pace with these benchmarks over longer periods, as seen below.

While the fund declined in value, income continues to be one of the foremost goals of the fund. For 2013, the fund paid out more than 29 cents a share in monthly dividends. That amounts to an income return of 2.30% for those who chose to reinvest dividends and 2.27% for those opting to take dividends in cash.

Bond market overview

The fund’s fiscal year was marked by improvements in both the domestic and global economies. While this prompted a major equity rally, the bond market had slightly negative returns.

Growth in the nation’s gross domestic product — the primary measure of economic growth — was minimal in the fourth quarter of 2012 but steadily improved during the course of 2013. Third quarter GDP grew 4.1%, according to the Bureau of Economic Analysis. Likewise, unemployment fell to 6.7% in December — the lowest rate since October 2008.

Concerns about government gridlock may have stalled further economic growth during the period, as a number of contentious debates over the federal budget and the nation’s debt ceiling culminated in a 16-day government shutdown in October. The debt ceiling was ultimately raised without harm to the nation’s credit rating, and Congress

Results at a glance

For periods ended December 31, 2013, with all dividends reinvested

	Total returns	Average annual total returns
	1 year	3 years	5 years	10 years	Lifetime (since 5/28/74)

The Bond Fund of America (Class A shares)	–1.99%	3.40%	6.39%	3.51%	8.03%
Barclays U.S. Aggregate Index*	–2.02	3.26	4.44	4.55	7.98
Lipper Core Bond Funds Average	–1.87	3.52	6.04	4.11	7.70

*	The Barclays U.S. Aggregate Index began on January 1, 1976. From May 28, 1974, through December 31, 1975, the Barclays U. S. Government/Credit Index was used. These indexes are unmanaged and, therefore, have no expenses.

The Bond Fund of America	1

and the president have since agreed to a budget plan to fund the government through 2015. However, the Treasury Department has warned that the debt ceiling may need to be raised again as early as late February, potentially triggering another crisis in Washington.

The Federal Reserve continued to keep interest rates at historic lows while purchasing $85 billion a month in fixed-income securities to further manage rates. Concern that the Fed would begin reducing these monthly purchases sent rates rising in the spring, though rates leveled off through the summer as the Fed clarified its plans. Finally, in January of this year, the Fed reduced its monthly purchases to $75 billion, and a series of further reductions are expected over the course of this year.

Overseas, economic growth remains sluggish in much of the euro zone, while Japan embarked on a major reform effort in a bid to jumpstart its moribund economy. China’s rapid economic growth seems to have mellowed somewhat, raising concerns about the government’s management of the economy. Bonds from emerging markets sold off during the period as investors sought to take advantage of rising rates, and less volatility, in developed markets.

Within the U.S. bond market, lower quality bonds fared better than those of higher quality, while short-duration bonds did significantly better than long bonds. Investment-grade corporate bonds (rated BBB and above) and mortgage-backed securities outpaced Treasuries.

Inside the portfolio

As always, the fund’s portfolio managers sought to take advantage of the shifts in the market through changes in sector weighting, the fund’s position on the Treasury curve and its duration positioning. Individual bond selection, backed by extensive research, also plays a critical role. These moves aren’t simply short-term solutions, but ideally provide a foundation for long-term returns.

The fund’s holdings in corporate bonds remained steady during the 12-month period at roughly 32% of the portfolio. Within corporates, however, the fund’s intensive research efforts aided in individual issue selection, and corporates overall added to returns for the period.

The fund increased its overall Treasury holdings, from 22% a year ago to 30% at the end of the period. While Treasuries dragged on the fund’s returns, the fund held fewer Treasuries than its benchmark, which helped relative returns.

The fund decreased its holdings in mortgage-backed securities, which represented 23% of the portfolio at the end of the period, down from 34% a year ago. Mortgage-backed securities fared better than Treasuries during the period and strong bond selection

2	The Bond Fund of America

We do not expect a major shock in rates over the course of the year, but rather more gradual interest rate increases in response to continued economic improvement.

added slightly to the fund’s relative return against its benchmark.

The fund has 6.3% invested in high-yield corporate bonds (those rated BB and below), and those holdings contributed significantly to the fund over the course of the year. The fund’s holdings in bonds from emerging markets overseas, representing just over 4% of the overall portfolio, detracted from returns.

We would like to take this opportunity to note that Mark Dalzell and Mark Brett have stepped down as portfolio managers for The Bond Fund of America in order to better focus on other responsibilities within American Funds. We thank them for their dedicated service to this fund.

Looking ahead

As bond investors, we are naturally cautious when it comes to the road ahead. There have been strong signs of economic improvement over the last year, but we remain very aware of the risks inherent in the continued recovery.

There are two items in particular that could drive the course of the market in the coming year. First, we continue to monitor the Federal Reserve’s reduction in asset purchases, especially as to whether there will be enough demand from other investors to take up the slack. Secondly, should economic growth improve more rapidly than current forecasts, it may call into question the market’s expectations of low interest rates for short-duration bonds, causing rates on those bonds to rise significantly.

With that said, we do not expect a major shock in rates over the course of the year, but rather more gradual interest rate increases in response to continued economic improvement. For more on the economy in the wake of the 2008 financial crisis, as well as some of the risks that remain, please see our special feature beginning on page 6.

In a weak bond market, we are gratified that the fund kept pace with its index benchmark and its peers, and that its five-year, and lifetime, returns surpassed both. We believe the fund is well positioned for the future, and we will work hard to provide good returns in the months and years ahead.

We thank you for your interest in The Bond Fund of America and look forward to reporting to you again in six months.

Cordially,

John H. Smet
President

February 7, 2014

For current information about the fund, visit americanfunds.com.

The Bond Fund of America	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to December 15, 1986, when it became 4.75% until January 9, 2000.
[3]	From May 28, 1974, through December 31, 1975, the Barclays U.S. Government/Credit Index was used because the Barclays U.S. Aggregate Index did not yet exist. Since January 1, 1976, the Barclays U.S. Aggregate Index has been used. These indexes are unmanaged and, therefore, have no expenses.
[4]	Includes reinvested dividends of $201,334 and reinvested captital gain distributions of $4,573.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]	For the period ended May 28, 1974 (when fund operations began), through December 31, 1974.

Average annual total returns based on a $1,000 investment (for periods ended December 31, 2013)*

	1 year	5 years	10 years
Class A shares	-5.63%	5.58%	3.12%

**Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.*

$200,000
$100,000
$60,000
$40,000
$20,000
$10,000
$8,000

Year ended December 31	1974*	1975	1976	1977	1978	1979	1980	1981	1982	1983	1984	1985	1986	1987
TOTAL VALUE (dollars in thousands)														
Dividends reinvested	$ 0.4	0.9	1.0	1.1	1.2	1.4	1.7	2.1	2.4	2.6	2.9	3.2	3.6	3.8
Value at year-end	$10.0	11.3	13.3	14.0	14.3	14.7	15.2	16.2	21.6	23.6	26.5	33.5	38.6	39.3
Total return	(0.1)%	12.7	18.1	5.1	2.0	3.1	3.5	6.6	32.9	9.5	11.9	26.6	15.2	2.0

4	The Bond Fund of America

How a $10,000 investment has grown

There always have been reasons not to invest. You will find, however, that despite occasional stumbles, financial markets have tended to reward investors over the long term. Dividends, particularly when reinvested, have accounted for virtually all of the fund’s overall results. The table beneath the chart details the fund’s annual dividends and the cumulative value of the original investment.

The Bond Fund of America	5

A growing economy can provide opportunity for bond investors.

It’s been five years since the financial crisis shook the foundations of the global economy, and while it’s too early to pronounce a complete recovery, there are signs of improvement and reasons for optimism that can benefit bond investors who have a balanced approach to their portfolios.

6	The Bond Fund of America

The world isn’t perfect. But if you look at some of the things that have happened since 2008, you can start to see some positive trends that, as bond investors, we’re glad to see.

John Smet

Portfolio manager

The list of things that went wrong leading up to the financial crisis of 2007–2008 is long: subprime mortgages, risky investments by major banks, massive household debt in the U.S. and growing national, state and local government debt — just to name a few. All these issues, and many more, came to a head five years ago, leading to the worst market losses and recession since the Great Depression.

The financial crisis hit the bond markets hard, with a wide variety of asset classes experiencing losses during the worst of it. Even highly rated corporate and asset-backed securities fell in the wake of the panic that swept the world’s credit markets starting in 2007, and which were exacerbated by the economic crisis in late 2008.

Since the downturn, the global economy has been working toward recovery while governments, corporations and individual households attempt to regain their financial footing. And while there are still many issues left to contend with, there have been heartening signs of improvement both here and abroad — providing bond investors with a cautious sense of optimism.

“There’s still a lot of pain out there, and you can’t minimize that,” says portfolio manager John Smet. “The world isn’t perfect. But if you look at some of the things that have happened since 2008, you can start to see some positive trends that, as bond investors, we’re glad to see.”

Housing

One of the major causes of the financial crisis was the proliferation of subprime mortgages — loans made to homebuyers with weak credit and/or lower income. Banks and mortgage brokers created a variety of mortgage products to entice homebuyers into loans, creating a higher risk of delinquency that was fulfilled within a few short years.

“There was a specific period, say from 2004 to 2006, when it was very, very easy to get a mortgage,” says portfolio manager Wesley Phoa. “That in turn led to a boom in new home construction and new jobs. But when homeowners with these difficult loans were unable to keep up payments, it fell apart quickly.”

At the height of the crisis, more than one in 10 home loans were delinquent — more than 3 million loans worth a total of $1 trillion. Since then, however, delinquencies have fallen and new home construction has begun to rise once more. Much of the buying in the early part of the housing recovery was done by speculators and investors, but there are signs that the number of regular homebuyers has increased over the past few years, Wesley says.

“We had some uncertainty regarding new qualified residential mortgage rules, and figuring it out took a long time,” he explains. “Lenders really tightened their

Delinquency Rate On Single-Family Residential Mortgages

Source: Board of Governors of the Federal Reserve System

The Bond Fund of America	7

qualifications for mortgages, and just weren’t making many loans. But we’re starting to see signs of stronger lending, and that’s a good thing for both the housing market and the overall economy.”

The banking system

The increase in subprime mortgage lending had a serious effect on the

Bank capital to assets ratio

The ratio of bank capital to reserves

Source: World Bank

nation’s banking system. Commercial banks of all sizes had subprime mortgages on their books, and when these loans began to default, many banks took losses and in some cases — most notably Washington Mutual — the banks themselves collapsed.

Likewise, large investment banks had purchased subprime mortgages from other banks and mortgage lenders, both for investment purposes and to sell to other investors. As with commercial banks, the increased defaults on subprime mortgages resulted in losses for the investment banks. Two such firms, Bear Stearns and Lehman Brothers, collapsed in 2008.

Today, banks are required to hold more capital in reserve against losses, as you can see on the chart below. Lower interest rates, promulgated by the Federal Reserve, have provided cheap capital for banks to shore up their balance sheets.

“It’s an improvement, though you can argue it’s a lessening of a negative,” says portfolio manager David Hoag.

U.S. Federal budget deficits

In billions

Source: U.S. Office of Management and Budget

“Right now, the banks are simply taking advantage of the low rates, which is fine, because it’s getting them into better shape. Companies have been borrowing as well, but they’re sitting on that cash. I’m hopeful we’re beginning to see signs of more corporate spending, which could mean an increase of real lending on the part of banks, with more money flowing into the real economy.”

Energy

Energy is a massive part of the economic picture, and while energy did not play a major role in the downturn, it’s playing one in the burgeoning recovery.

Domestic production has surged over the past five years due to increases in offshore drilling, shale oil production and natural gas production related to hydraulic fracturing techniques, also known as fracking.

The increase in domestic production provides a number of economic benefits. “Basically, anyone who consumes energy domestically sees some of their

U.S. petroleum, natural gas and liquid fuels supply

Barrels per day in millions

Source: U.S. Energy Information Administration

8	The Bond Fund of America

money freed up from utility bills and gas prices, and that can go elsewhere in the economy,” says investment analyst Richard Lewis. “It also makes manufacturing here cheaper due to the lower energy costs.”

That means less money goes overseas — the domestic energy production can mean jobs for Americans and increased profits for American companies, as well as more tax revenue for federal, state and local governments. All of that has the potential to further future economic growth should the trend continue.

Government

Government action, or lack thereof, has been both a help and hindrance to the economy. The TARP program, various initiatives to help homeowners with payments and increased unemployment benefits helped many people during the past five years.

On the other hand, the lack of budgetary discipline and government gridlock resulted in various “fiscal cliffs” and the reduction of the nation’s credit rating. This robbed many investors of confi-

U.S. unemployment rate

The percentage of U.S. workers 16 and older unemployed

Source: Bureau of Labor Statistics, U.S. Department of Labor

dence that the emerging economic recovery would last, keeping individual investors from participating in the early market gains and prompting companies to delay capital expenditures that would’ve fueled more growth.

The past few months have seen improvements along these lines, with both parties coming together on a budget deal for the first time in years. Budget deficits have been decreasing as well.

Perhaps more importantly, state and local revenues have increased as the economy has improved. State and local governments play a large role in the national economy as both employers and spenders on capital projects. “You really saw a retrenchment of state and local government finances due to the housing crisis,” notes Capital Research economist Darrell Spence. “That’s starting to ebb. With housing and jobs starting to recover, you’re seeing those tax revenues improving. That could be a slight tailwind for the economy going forward.”

Consumers

Finally, individual consumers are starting to see their finances improve. Household debt has declined by $1 trillion since 2008, according to the Federal Reserve, with much of this coming from decreases in both mortgage and credit card debt. The individual savings rate has also increased.

That said, there’s room for improvement. The nation’s unemployment rate was a relatively high 6.7% in December, though down from 10% in October 2009. “We’ve done as much as we can, in this economy, by paying down debt and saving more,” David says. “What we really need at this stage is for companies to start investing more in new products and new facilities. That kind of capital expenditure means more jobs for individuals, and gives them more money to spend.”

Causes for concern

Even given these improvements, it’s difficult to say with certainty that the global economy has turned a corner. There are a number of question marks remaining that could cause the economy to slow in the months and years ahead. Some are issues that can plague any economic recovery, while others have their roots in the origins of the financial crisis and could take more time to work out.

“There are still issues in Europe, for example,” Darrell says. “You have some very high government debt levels there that will need to be paid down, and you’re seeing stagnant economic growth in too many countries. If one of the larger countries has another breakdown like Greece, that could end up hurting the domestic economy here.”

In addition, there are concerns about the ability to meet promises to retiring baby boomers, who are expecting funding from Social Security and pension plans for retirement. Investment assets in pension plans — both government and private — suffered during the financial crisis, but the

The Bond Fund of America	9

promises made to boomers and other retirees still need to be met somehow. In the case of Social Security, as well as state and local pension plans, this may result in increases in taxes to help fund those promises. In the case of private pension plans, pensioners may need to take reduced income at retirement or increase contributions today, resulting in less spending power and curtailed economic growth in the years ahead.

And as David mentioned, capital spending remains low, which mutes current economic growth and hurts future productivity. When companies invest in new products or facilities, jobs are created in product development, manufacturing, construction and other areas, bringing new wages into the economy, and thus more consumer spending. Consumers benefit from new innovation as well.

One of the factors that will determine the course of the bond market, and the overall economy, is the actions of the Federal Reserve. The Fed has been a major buyer of fixed-income assets since the downturn. These quantitative easing efforts have kept interest rates very low, which has helped consumers, government and corporations by keeping interest on debts manageable.

The Fed recently decided to begin curtailing its monthly $85 billion asset purchases, reducing them to $75 billion a month. This tapering of asset purchases will be watched very closely; too much or too little reduction could prompt sharp movements in overall rates, and affect both investor and consumer confidence.

“Certainly, the Fed unwinding these asset purchases will have some implications, and it could be things we haven’t even thought about,” Darrell says. “It’s difficult to know what the impacts would be if something unexpected happens. This whole thing can be manageable, and you hope it’s gradual and well balanced.”

Looking at the bond market

At this point in the economic cycle, many bond investors would like to see things return to normal. In the time between the Great Depression and the financial crisis, bonds served as a hedge against equity market downturns because when equities went down, bond prices traditionally rose. In the crisis, however, many fixed-income securities fell along with equities, with U.S. Treasuries being one of a few providing any sort of bulwark against the downturn.

“I hate to use the term ‘normalization’ because there’s still some uncertainty

Adjusted net pension liabilities

Top 10 adjusted net pension liabilities, as a percentage of annual state revenues

Source: Moody’s

10	The Bond Fund of America

as to what that’ll look like,” John says. “That said, we went through a very scary period in 2007 and 2008 for financial markets and the economy. In the last few years, we’ve seen stability in the markets and growth in the economy.”

The economy continues to grow increasingly linked to the rest of the world, Wesley notes, and problems in other nations could have repercussions here. “You’ve likely not seen the last of the problems in Europe, there are concerns about growth in China

Euro zone GDP

Gross domestic product growth of the common-currency euro zone nations

*Estimated

Source: European Commission

and emerging markets as well, and there’s always the chance of troubling situations arising in the Middle East,” he explains. “That’s not a particularly original list of worries, but it’s more about what we’ll see in terms of valuations that’s a concern. These worries are valid, but you don’t want to see the markets go overboard.”

Likewise, the managers of The Bond Fund of America are keenly aware of maintaining a balance in their view of the economy and the bond market. A sound, reasoned perspective, backed by diligent research, can show the opportunities in future crises as well as the risks of future opportunities.

“I think what the financial crisis showed us was that you can’t get too bearish, or too excited on the extremes of the market movements,” John said. “It’s a reminder that we need to have a balanced view of the world so that we’re aware of the risks but don’t get caught up in any despair or excitement.”

We went through a very scary period in 2007 and 2008 for financial markets and the economy. In the last few years, we’ve seen stability in the markets and growth in the economy.

John Smet

Portfolio manager

The Bond Fund of America	11

Summary investment portfolio December 31, 2013

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	34.1%
Aaa/AAA	22.4
Aa/AA	5.0
A/A	12.0
Baa/BBB	15.5
Below investment grade	6.3
Unrated	0.6
Other	0.4
Short-term securities & other assets less liabilities	3.7

*	Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. Securities in the “unrated” category (above) have not been rated by a rating agency; however, the investment adviser performs its own credit analysis and assigns comparable ratings that are used for compliance with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.

†	These securities are guaranteed by the full faith and credit of the United States government.

Bonds, notes & other debt instruments 95.83%	Principal amount (000)	Value (000)	Percent of net assets
Corporate bonds, notes & loans 32.38%
Financials 7.66%
Other securities		$2,070,103	7.66%

Energy 4.32%
Other securities		1,166,015	4.32

Consumer discretionary 3.39%
Other securities		916,605	3.39

Consumer staples 3.00%
Other securities		809,944	3.00

Industrials 2.99%
Other securities		806,941	2.99

Health care 2.90%
Other securities		783,359	2.90

Telecommunication services 2.83%
Verizon Communications Inc. 6.55% 2043	$71,290	83,425	.31
Other securities		681,003	2.52
		764,428	2.83

Utilities 2.76%
Other securities		745,883	2.76

12	The Bond Fund of America

	Principal amount (000)	Value (000)	Percent of net assets
Materials 1.67%
Other securities		$449,841	1.67%

Information technology 0.86%
Other securities		232,222	.86

Total corporate bonds, notes & loans		8,745,341	32.38

U.S. Treasury bonds & notes 29.80%
U.S. Treasury 24.38%
0.25% 2015	$149,000	148,680
0.625% 2016	352,500	351,069
0.625% 2016	227,000	227,275
0.875% 2016	259,250	260,800
1.00% 2016	394,375	397,794
1.50% 2016[1]	477,500	488,540
0.875% 2017	128,350	127,969
1.00% 2017	776,901	778,688
1.25% 2018	276,450	270,393
1.25% 2018	116,500	114,156
1.00% 2019	100,000	94,328
1.125% 2019	80,000	76,759	24.38
3.625% 2021	67,000	72,229
1.625% 2022	469,893	423,529
2.00% 2023	93,929	86,987
2.50% 2023	896,740	859,606
2.75% 2023	257,850	251,827
6.875% 2025	77,500	105,346
4.50% 2036	63,707	70,675
2.875% 2043	343,745	277,495
3.625% 2043	277,225	260,785
3.75% 2043	127,150	122,414
0.25%–8.75% 2015–2043[1]	699,199	717,867
		6,585,211	24.38

U.S. Treasury inflation-protected securities[2] 5.42%
2.00% 2014	387,359	387,244
2.00% 2014	86,737	88,692
0.50% 2015	125,054	,882
1.625% 2015	137,446	141,665
0.125% 2018	124,280	126,785	5.42
0.375% 2023	96,539	93,044
0.75% 2042	116,447	93,584
0.625% 2043	268,345	206,226
0.125%–2.375% 2015–2028	192,225	200,602
		1,465,724	5.42

Total U.S. Treasury bonds & notes		8,050,935	29.80

Mortgage-backed obligations 22.53%
Federal agency mortgage-backed obligations[3] 17.65%
Fannie Mae:
3.00% 2028	99,051	101,376
2.50% 2029	75,899	75,140
6.50% 2038	66,160	74,673
3.00% 2042	171,079	162,906
4.00% 2042	96,758	99,847	12.16
3.00% 2044	718,779	682,559
3.50% 2044	79,160	78,659
4.50% 2044	488,702	517,967
0%–11.054% 2017–2047[4]	1,461,677	1,492,426
Freddie Mac:
3.00% 2043	90,260	85,786	3.42
0%–7.50% 2019–2047[4]	811,404	839,069

The Bond Fund of America	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)	Percent of net assets
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations[3] (continued)
Government National Mortgage Assn.:
4.00% 2043	$277,949	$289,739
4.50% 2043	71,221	76,273	2.04%
2.50%–10.00% 2021–2043	172,184	184,489
Other securities		6,722	.03
		4,767,631	17.65
Collateralized mortgage-backed obligations (privately originated)[3] 0.13%
Freddie Mac 1.618%–3.565% 2023[4]	15,915	16,202	.06
Other securities		18,230	.07
		34,432	.13

Other mortgage-backed securities 4.75%
Other securities		1,284,303	4.75

Total mortgage-backed obligations		6,086,366	22.53

Bonds & notes of governments & government agencies outside the U.S. 5.04%
Spanish Government 5.40% 2023	63,500	96,040	.36
Other securities		1,265,615	4.68
		1,361,655	5.04

Federal agency bonds & notes 4.28%
Freddie Mac:
Series K035, Class A2, multifamily 3.458% 2023[4]	169,250	168,279
0.546%–5.50% 2014–2023[3,4]	571,504	565,934	2.72
Federal Home Loan Bank 0.375%–5.50% 2014–2036	148,380	149,077	.55
Fannie Mae 0.50%–7.125% 2016–2030[4]	63,064	65,004	.24
Other securities		206,677	.77
		1,154,971	4.28

Other bonds & notes 1.80%
Other securities		486,389	1.80

Total bonds, notes & other debt instruments (cost: $25,575,468,000)		25,885,657	95.83

Convertible securities 0.12%
Other 0.12%
Other securities		32,688	.12

Total convertible securities (cost: $24,892,000)		32,688	.12

Preferred securities 0.09%
Other 0.09%
Other securities		23,257	.09

Total preferred securities (cost: $25,821,000)		23,257	.09

14	The Bond Fund of America

Common stocks 0.24%		Value (000)	Percent of net assets
Other 0.24%
Other securities		$63,307	.24%

Total common stocks (cost: $128,527,000)		63,307	.24

Warrants 0.00%
Energy 0.00%
Other securities		8	.00

Total warrants (cost: $671,000)		8	.00

Short-term securities 6.67%	Principal amount (000)
Freddie Mac 0.07%–0.16% due 4/8–11/3/2014	$593,760	593,281	2.20
Fannie Mae 0.10%–0.15% due 1/9–11/3/2014	330,350	330,153	1.22
Federal Home Loan Bank 0.05%–0.19% due 1/16–9/11/2014	298,100	297,992	1.10
Federal Farm Credit Banks 0.13%–0.14% due 2/6–10/8/2014	100,000	99,924	.37
Procter & Gamble Co. 0.09% due 2/18/2014[5]	75,000	74,993	.28
Coca-Cola Co. 0.07%–0.14% due 1/6–4/23/2014[5]	75,000	74,990	.28
U.S. Treasury Bill 0.126% due 8/21/2014	60,000	59,973	.22
Other securities		271,276	1.00

Total short-term securities (cost: $1,802,478,000)		1,802,582	6.67
Total investment securities (cost: $27,557,857,000)		27,807,499	102.95
Other assets less liabilities		(795,795)	(2.95)

Net assets		$27,011,704	100.00%

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio, including securities which were valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $134,900,000, which represented .50% of the net assets of the fund. Some of these securities (with an aggregate value of $42,753,000, an aggregate cost of $82,562,000, and which represented .16% of the net assets of the fund) were acquired from 3/16/2007 to 2/15/2013 through private placement transactions exempt from registration under the Securities Act of 1933, which may subject them to legal or contractual restrictions on resale. “Other securities” also includes loan participations and assignments, which may be subject to legal or contractual restrictions on resale. The total value of all such loans was $177,480,000, which represented .66% of the net assets of the fund.

The Bond Fund of America	15

Forward currency contracts

The fund has entered into forward currency contracts to purchase or sell currencies as shown in the following table. The average notional amount of open forward currency contracts was $287,735,000 over the prior 12-month period.

			Contract amount		Unrealized appreciation (depreciation) at
	Settlement date	Counterparty	Receive (000)	Deliver (000)	12/31/2013 (000)
Purchases:
Norwegian kroner	1/14/2014	Bank of America, N.A.	NKr29,586	$4,813	$72

Sales:
Brazilian reais	1/9/2014	JPMorgan Chase	$4,214	BRL10,000	(19)
Brazilian reais	1/10/2014	Citibank	$14,974	BRL35,225	78
Brazilian reais	1/13/2014	JPMorgan Chase	$17,034	BRL39,575	312
British pounds	2/6/2014	Bank of America, N.A.	$12,760	£8,000	(484)
Chilean pesos	1/9/2014	Citibank	$4,787	CLP2,558,250	(76)
Colombian pesos	1/21/2014	Citibank	$8,839	COP17,250,200	(95)
Euros	1/8/2014	Citibank	$1,896	€1,400	(30)
Euros	1/10/2014	JPMorgan Chase	$110,846	€80,950	(516)
Euros	1/10/2014	UBS AG	$8,120	€6,000	(135)
Euros	1/13/2014	Citibank	$13,458	€9,900	(162)
Euros	1/17/2014	JPMorgan Chase	$1,475	€1,075	(4)
Euros	1/27/2014	Bank of New York Mellon	$12,516	€9,100	(3)
Euros	1/29/2014	Citibank	$15,011	€10,975	(87)
Euros	1/30/2014	Citibank	$1,447	€1,050	3
Euros	2/6/2014	JPMorgan Chase	$59,444	€44,000	(1,086)
Mexican pesos	1/10/2014	Citibank	$2,551	MXN33,500	(13)
Mexican pesos	1/23/2014	Barclays Bank PLC	$45,419	MXN589,995	319
Russian rubles	1/15/2014	JPMorgan Chase	$22,340	RUB737,000	(8)
South African rand	1/10/2014	Citibank	$3,209	ZAR33,000	43
Turkish lira	1/9/2014	HSBC Bank	$10,777	TRY22,100	513
Turkish lira	1/13/2014	Citibank	$7,349	TRY15,160	313
					$(1,137)
Forward currency contracts — net					$(1,065)

Interest rate swaps

The fund has entered into interest rate swaps as shown in the following table. The average notional amount of interest rate swaps was $173,735,000 over the prior 12-month period.

Pay/receive floating rate	Floating rate index	Fixed rate	Expiration date	Notional amount (000)	Unrealized (depreciation) appreciation at 12/31/2013 (000)
Pay	3-month USD-LIBOR	0.482%	12/30/2015	$20,000	$(2)
Receive	3-month USD-LIBOR	0.7065	11/5/2016	119,000	333
Receive	3-month USD-LIBOR	2.864	12/11/2016	79,000	(4,664)
Pay	6-month EUR-LIBOR	1.913	12/11/2016	57,000	2,714
Receive	3-month USD-LIBOR	2.95	12/16/2016	26,300	(1,621)
Pay	6-month EUR-LIBOR	1.895	12/16/2016	19,000	890
Receive	3-month USD-LIBOR	1.122	10/23/2017	46,200	230
Pay	6-month EUR-LIBOR	1.002	10/23/2017	33,100	77
Pay	3-month USD-LIBOR	1.09	11/5/2017	119,000	(828)
Pay	3-month USD-LIBOR	2.864	12/11/2018	79,000	4,211
Receive	6-month EUR-LIBOR	1.913	12/11/2018	57,000	(2,558)
Pay	3-month USD-LIBOR	2.95	12/16/2018	26,300	1,508
Receive	6-month EUR-LIBOR	1.895	12/16/2018	19,000	(825)
Pay	3-month USD-LIBOR	2.135	10/23/2020	46,200	(853)
Receive	6-month EUR-LIBOR	1.661	10/23/2020	33,100	(57)
Receive	3-month USD-LIBOR	2.437	12/30/2020	6,000	14
Receive	3-month USD-LIBOR	2.86875	12/5/2023	5,600	108
Receive	3-month USD-LIBOR	3.00	12/23/2023	50,000	417
Pay	3-month USD-LIBOR	3.79	9/6/2043	35,000	(880)
					$(1,786)

16	The Bond Fund of America

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	A portion of this security and a security in this range was pledged as collateral. The total value of pledged collateral was $5,339,000, which represented .02% of the net assets of the fund.
[2]	Index-linked bond whose principal amount moves with a government price index.
[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Coupon rate may change periodically.
[5]	Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in “Other securities,” was $3,392,801,000, which represented 12.56% of the net assets of the fund.

Key to abbreviations and symbols

BRL = Brazilian reais

CLP = Chilean pesos

COP = Colombian pesos

€ = Euros

£ = British pounds

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

NKr = Norwegian kroner

RUB = Russian rubles

TRY = Turkish lira

ZAR = South African rand

See Notes to Financial Statements

The Bond Fund of America	17

Financial statements

Statement of assets and liabilities
at December 31, 2013	(dollars in thousands)

Assets:
Investment securities, at value (cost: $27,557,857)		$27,807,499
Cash denominated in currencies other than U.S. dollars (cost: $556)		556
Cash		2,849
Unrealized appreciation on open forward currency contracts		1,653
Receivables for:
Sales of investments	$3,019,219
Sales of fund’s shares	32,157
Closed forward currency contracts	83
Dividends and interest	201,427	3,252,886
		31,065,443
Liabilities:
Unrealized depreciation on open forward currency contracts		2,718
Payables for:
Purchases of investments	3,966,526
Repurchases of fund’s shares	64,584
Closed forward currency contracts	79
Investment advisory services	4,635
Services provided by related parties	12,344
Trustees’ deferred compensation	704
Variation margin on interest rate swaps	1,715
Other	434	4,051,021
Net assets at December 31, 2013		$27,011,704

Net assets consist of:
Capital paid in on shares of beneficial interest		$29,118,379
Undistributed net investment income		5,218
Accumulated net realized loss		(2,358,738)
Net unrealized appreciation		246,845
Net assets at December 31, 2013		$27,011,704

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,177,950 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$18,894,611	1,523,470	$12.40
Class B	256,718	20,699	12.40
Class C	1,679,554	135,422	12.40
Class F-1	960,600	77,453	12.40
Class F-2	467,026	37,656	12.40
Class 529-A	946,846	76,344	12.40
Class 529-B	23,468	1,892	12.40
Class 529-C	387,734	31,263	12.40
Class 529-E	51,484	4,151	12.40
Class 529-F-1	61,922	4,993	12.40
Class R-1	58,378	4,707	12.40
Class R-2	636,250	51,301	12.40
Class R-3	748,220	60,329	12.40
Class R-4	484,412	39,058	12.40
Class R-5	226,029	18,225	12.40
Class R-6	1,128,452	90,987	12.40

See Notes to Financial Statements

18	The Bond Fund of America

Statement of operations for the year ended December 31, 2013	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $156)	$829,015
Dividends	522	$829,537
Fees and expenses*:
Investment advisory services	58,753
Distribution services	97,042
Transfer agent services	46,908
Administrative services	6,498
Reports to shareholders	1,719
Registration statement and prospectus	499
Trustees’ compensation	391
Auditing and legal	170
Custodian	328
State and local taxes	69
Other	1,780	214,157
Net investment income		615,380

Net realized gain and unrealized depreciation on investments, forward currency contracts, interest rate swaps and currency:
Net realized (loss) gain on:
Investments	(666)
Forward currency contracts	5,175
Interest rate swaps	1,547
Currency transactions	(874)	5,182
Net unrealized depreciation on:
Investments	(1,287,147)
Forward currency contracts	(2,031)
Interest rate swaps	(2,350)
Currency translations	(8)	(1,291,536)
Net realized gain and unrealized depreciation on investments, forward currency contracts, interest rate swaps and currency		(1,286,354)

Net decrease in net assets resulting from operations		$(670,974)

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

	(dollars in thousands)

	Year ended December 31
	2013	2012
Operations:
Net investment income	$615,380	$747,875
Net realized gain on investments, forward currency contracts, interest rate swaps and currency transactions	5,182	869,149
Net unrealized (depreciation) appreciation on investments, forward currency contracts, interest rate swaps and currency translations	(1,291,536)	269,139
Net (decrease) increase in net assets resulting from operations	(670,974)	1,886,163

Dividends paid or accrued to shareholders from net investment income	(680,633)	(837,630)

Net capital share transactions	(5,620,774)	(357,290)

Total (decrease) increase in net assets	(6,972,381)	691,243

Net assets:
Beginning of year	33,984,085	33,292,842
End of year (including undistributed net investment income: $5,218 and $9,484, respectively)	$27,011,704	$33,984,085

See Notes to Financial Statements

The Bond Fund of America	19

Notes to financial statements

1. Organization

The Bond Fund of America (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks as high a level of current income as is consistent with preservation of capital through a diversified portfolio of bonds and other fixed-income obligations.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Distributions to shareholders are recorded on the ex-dividend date.

20	The Bond Fund of America

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

The Bond Fund of America	21

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency, and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of December 31, 2013 (dollars in thousands):

22	The Bond Fund of America

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$—	$8,733,819	$11,522	$8,745,341
U.S. Treasury bonds & notes	—	8,050,935	—	8,050,935
Mortgage-backed obligations	—	6,086,366	—	6,086,366
Bonds & notes of governments & government agencies outside the U.S.	—	1,361,655	—	1,361,655
Federal agency bonds & notes	—	1,154,971	—	1,154,971
Other	—	486,389	—	486,389
Convertible securities	—	13,139	19,549	32,688
Preferred securities	16,788	6,469	—	23,257
Common stocks	—	—	63,307	63,307
Warrants	—	—	8	8
Short-term securities	—	1,802,582	—	1,802,582
Total	$16,788	$27,696,325	$94,386	$27,807,499

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,653	$—	$1,653
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(2,718)	—	(2,718)
Unrealized depreciation on interest rate swaps	—	(1,786)	—	(1,786)
Total	$—	$(2,851)	$—	$(2,851)

*Forward currency contracts and interest rate swaps are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities. In addition, falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to mitigate various credit and default risks.

Investing in mortgage-backed and asset-backed securities — Many types of bonds and other debt securities, including mortgage-backed securities, are subject to prepayment risk as well as the risks associated with investing in debt securities in general. If interest rates fall and the loans underlying these securities are prepaid faster than expected, the fund may have to reinvest the prepaid principal in lower yielding securities, thus reducing the fund’s income. Conversely, if interest rates increase and the loans underlying the securities are prepaid slower than expected, the time in which the securities are paid off could be extended. This may reduce the fund’s cash for potential reinvestment in higher yielding securities.

The Bond Fund of America	23

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value, acquire or sell.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of adverse political, social, economic or market developments in the countries or regions in which the issuers operate. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Interest rate swaps — The fund has entered into interest rate swaps, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as “initial margin.” Generally, the initial margin required for a particular interest rate swap is set and held as

24	The Bond Fund of America

collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a “variation margin” based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts and interest rate swaps as of December 31, 2013 (dollars in thousands):

	Asset		Liability
Contract	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Unrealized appreciation on open forward currency contracts	$1,653	Unrealized depreciation on open forward currency contracts	$2,718
Forward currency	Receivables for closed forward currency contracts	83	Payables for closed forward currency contracts	79
Interest rate swaps	Variation margin on interest rate swaps	—	Variation margin on interest rate swaps	1,715
		$1,736		$4,512

	Net realized gain		Net unrealized depreciation
Contract	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Net realized gain on forward currency contracts	$5,175	Net unrealized depreciation on forward currency contracts	$(2,031)
Interest rate swaps	Net realized gain on interest rate swaps	1,547	Net unrealized depreciation on interest rate swaps	(2,350)
		$6,722		$(4,381)

Collateral — The fund has entered into a collateral program due to its use of forward currency contracts and interest rate swaps. For forward currency contracts, the program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party to the forward currency contract cannot meet its contractual obligations. For interest rate swaps, the program calls for the fund to pledge collateral for initial and variation margin by contract.

Rights of offset — The fund has enforceable master netting agreements with certain counterparties for forward currency contracts, where amounts payable by each party to the other in the same currency, with the same settlement date and with the same counterparty are settled net of each party’s payment obligation. For financial reporting purposes, financial assets and financial liabilities that are subject to netting arrangements are not offset in the fund’s statement of assets and liabilities.

The Bond Fund of America	25

The following table presents the fund’s forward currency contracts by counterparty, including those that are subject to potential offset on the fund’s statement of assets and liabilities, as of December 31, 2013 (dollars in thousands):

			Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
	Counterparty	Gross amounts recognized in the statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral	Net amount
Assets:
	Bank of America, N.A.	$72	$(72)	$—	$—	$—
	Barclays Bank PLC	319	—	—	—	319
	Citibank	517	(469)	—	—	48
	HSBC Bank	513	—	—	—	513
	JPMorgan Chase	315	(315)	—	—	—
		$1,736	$(856)	$—	$—	$880
Liabilities:
	Bank of America, N.A.	$557	$(72)	$(331)	$—	$154
	Bank of New York Mellon	3	—	—	—	3
	Citibank	469	(469)	—	—	—
	JPMorgan Chase	1,633	(315)	(1,318)	—	—
	UBS AG	135	—	—	—	135
		$2,797	$(856)	$(1,649)	$—	$292

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended December 31, 2013, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2010, by state tax authorities for tax years before 2009 and by tax authorities outside the U.S. for tax years before 2008.

Non-U.S. taxation — Interest income is recorded net of non-U.S. taxes paid.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2013, the fund reclassified $19,000 from undistributed net investment income to capital paid in on shares of beneficial interest and $61,006,000 from accumulated net realized loss to undistributed net investment income to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

26	The Bond Fund of America

As of December 31, 2013, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$14,265
Capital loss carryforward expiring 2017*	(2,232,472)
Post-October capital loss deferral†	(34,263)
Gross unrealized appreciation on investment securities	546,922
Gross unrealized depreciation on investment securities	(398,917)
Net unrealized appreciation on investment securities	148,005
Cost of investment securities	27,659,494

*	Reflects the utilization of capital loss carryforward of $50,377,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.
†	This deferral is considered incurred in the subsequent year.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended December 31
Share class	2013	2012
Class A	$499,382	$621,073
Class B	5,259	9,658
Class C	30,981	44,097
Class F-1	28,234	40,349
Class F-2	11,145	10,022
Class 529-A	23,025	26,493
Class 529-B	439	800
Class 529-C	6,374	8,100
Class 529-E	1,141	1,310
Class 529-F-1	1,662	1,853
Class R-1	1,050	1,629
Class R-2	11,420	14,657
Class R-3	17,155	22,069
Class R-4	12,573	17,023
Class R-5	7,761	9,015
Class R-6	23,032	9,482
Total	$680,633	$837,630

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.110% on such assets in excess of $36 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 2.25% on the first $8,333,333 of the fund’s monthly gross income and decreasing to 1.75% on such income in excess of $41,666,667. For the year ended December 31, 2013, the investment advisory services fee was $58,753,000, which was equivalent to an annualized rate of 0.192% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid

The Bond Fund of America	27

to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2013, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. The Commonwealth of Virginia is not considered a related party.

For the year ended December 31, 2013, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$51,348	$33,949	$2,158	Not applicable
Class B	3,388	556	Not applicable	Not applicable
Class C	20,391	3,240	1,023	Not applicable
Class F-1	3,089	1,756	621	Not applicable
Class F-2	Not applicable	483	216	Not applicable
Class 529-A	2,339	1,288	517	$1,012
Class 529-B	305	44	15	30
Class 529-C	4,342	577	219	428
Class 529-E	283	45	28	56
Class 529-F-1	-	84	34	67
Class R-1	673	83	34	Not applicable
Class R-2	5,327	2,553	361	Not applicable
Class R-3	4,216	1,531	428	Not applicable
Class R-4	1,341	558	271	Not applicable
Class R-5	Not applicable	156	149	Not applicable
Class R-6	Not applicable	5	424	Not applicable
Total class-specific expenses	$97,042	$46,908	$6,498	$1,593

28	The Bond Fund of America

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $391,000 in the fund’s statement of operations includes $244,000 in current fees (either paid in cash or deferred) and a net increase of $147,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares

Year ended December 31, 2013

Class A	$2,123,545	167,068	$479,812	37,976	$(6,896,608)	(545,969)	$(4,293,251)	(340,925)
Class B	8,606	674	5,091	403	(182,890)	(14,441)	(169,193)	(13,364)
Class C	201,014	15,797	29,413	2,329	(859,829)	(68,051)	(629,402)	(49,925)
Class F-1	301,246	23,782	27,658	2,188	(766,949)	(60,666)	(438,045)	(34,696)
Class F-2	269,984	21,393	10,145	803	(275,888)	(21,855)	4,241	341
Class 529-A	131,181	10,341	22,886	1,812	(262,387)	(20,815)	(108,320)	(8,662)
Class 529-B	1,521	120	435	34	(16,271)	(1,286)	(14,315)	(1,132)
Class 529-C	59,239	4,669	6,326	501	(135,037)	(10,712)	(69,472)	(5,542)
Class 529-E	7,237	571	1,133	89	(14,979)	(1,189)	(6,609)	(529)
Class 529-F-1	17,884	1,413	1,646	130	(27,235)	(2,158)	(7,705)	(615)
Class R-1	12,250	966	1,042	82	(32,534)	(2,565)	(19,242)	(1,517)
Class R-2	161,855	12,746	11,290	894	(312,518)	(24,686)	(139,373)	(11,046)
Class R-3	201,109	15,844	16,974	1,344	(387,263)	(30,603)	(169,180)	(13,415)
Class R-4	145,027	11,429	12,479	988	(251,028)	(19,820)	(93,522)	(7,403)
Class R-5	90,869	7,173	7,540	597	(171,230)	(13,599)	(72,821)	(5,829)
Class R-6	670,763	52,979	23,027	1,828	(88,355)	(7,014)	605,435	47,793
Total net increase (decrease)	$4,403,330	346,965	$656,897	51,998	$(10,681,001)	(845,429)	$(5,620,774)	(446,466)

Year ended December 31, 2012

Class A	$3,729,354	290,912	$593,959	46,325	$(4,579,516)	(357,570)	$(256,203)	(20,333)
Class B	38,430	2,999	9,314	727	(236,173)	(18,455)	(188,429)	(14,729)
Class C	392,273	30,625	41,699	3,253	(631,582)	(49,349)	(197,610)	(15,471)
Class F-1	406,021	31,737	39,661	3,093	(562,716)	(43,828)	(117,034)	(8,998)
Class F-2	260,938	20,263	8,947	697	(116,773)	(9,106)	153,112	11,854
Class 529-A	227,520	17,770	26,403	2,059	(166,598)	(12,978)	87,325	6,851
Class 529-B	5,707	446	792	61	(22,536)	(1,760)	(16,037)	(1,253)
Class 529-C	104,138	8,136	8,067	630	(94,110)	(7,328)	18,095	1,438
Class 529-E	13,306	1,040	1,305	102	(9,387)	(732)	5,224	410
Class 529-F-1	22,664	1,770	1,845	144	(13,221)	(1,027)	11,288	887
Class R-1	23,307	1,822	1,619	127	(37,715)	(2,939)	(12,789)	(990)
Class R-2	259,787	20,277	14,507	1,132	(297,837)	(23,268)	(23,543)	(1,859)
Class R-3	309,892	24,210	21,892	1,708	(370,227)	(28,898)	(38,443)	(2,980)
Class R-4	237,147	18,520	16,943	1,322	(342,496)	(26,679)	(88,406)	(6,837)
Class R-5	113,342	8,855	8,905	695	(130,124)	(10,173)	(7,877)	(623)
Class R-6	358,279	27,779	9,477	737	(53,719)	(4,184)	314,037	24,332
Total net increase (decrease)	$6,502,105	507,161	$805,335	62,812	$(7,664,730)	(598,274)	$(357,290)	(28,301)

* Includes exchanges between share classes of the fund.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $95,692,492,000 and $100,988,553,000, respectively, during the year ended December 31, 2013.

The Bond Fund of America	29

Financial highlights

		(Loss) income from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets
Class A:
Year ended 12/31/2013	$12.95	$.26	$(.52)	$(.26)	$(.29)	$12.40	(1.99)%	$18,895.61%		2.10%
Year ended 12/31/2012	12.55	.30	.43	.73	(.33)	12.95	5.90	24,142.60		2.33
Year ended 12/31/2011	12.19	.40	.38	.78	(.42)	12.55	6.51	23,654.60		3.23
Year ended 12/31/2010	11.80	.44	.41	.85	(.46)	12.19	7.30	25,627.59		3.61
Year ended 12/31/2009	10.76	.53	1.03	1.56	(.52)	11.80	14.91	27,349.65		4.74
Class B:
Year ended 12/31/2013	12.95	.17	(.52)	(.35)	(.20)	12.40	(2.72)	257	1.36	1.33
Year ended 12/31/2012	12.55	.21	.43	.64	(.24)	12.95	5.10	441	1.35	1.60
Year ended 12/31/2011	12.19	.31	.38	.69	(.33)	12.55	5.70	612	1.36	2.49
Year ended 12/31/2010	11.80	.35	.41	.76	(.37)	12.19	6.50	891	1.35	2.88
Year ended 12/31/2009	10.76	.45	1.03	1.48	(.44)	11.80	14.06	1,212	1.40	4.05
Class C:
Year ended 12/31/2013	12.95	.16	(.52)	(.36)	(.19)	12.40	(2.76)	1,680	1.41	1.29
Year ended 12/31/2012	12.55	.20	.43	.63	(.23)	12.95	5.05	2,400	1.39	1.54
Year ended 12/31/2011	12.19	.30	.38	.68	(.32)	12.55	5.66	2,520	1.40	2.43
Year ended 12/31/2010	11.80	.35	.41	.76	(.37)	12.19	6.45	2,931	1.39	2.81
Year ended 12/31/2009	10.76	.44	1.03	1.47	(.43)	11.80	14.00	3,189	1.44	3.91
Class F-1:
Year ended 12/31/2013	12.95	.26	(.52)	(.26)	(.29)	12.40	(2.03)	961.64		2.06
Year ended 12/31/2012	12.55	.30	.43	.73	(.33)	12.95	5.88	1,452.61		2.32
Year ended 12/31/2011	12.19	.40	.38	.78	(.42)	12.55	6.48	1,520.63		3.21
Year ended 12/31/2010	11.80	.44	.41	.85	(.46)	12.19	7.27	1,866.62		3.59
Year ended 12/31/2009	10.76	.53	1.03	1.56	(.52)	11.80	14.91	2,329.65		4.80
Class F-2:
Year ended 12/31/2013	12.95	.29	(.52)	(.23)	(.32)	12.40	(1.75)	467.37		2.36
Year ended 12/31/2012	12.55	.33	.43	.76	(.36)	12.95	6.16	483.35		2.56
Year ended 12/31/2011	12.19	.43	.38	.81	(.45)	12.55	6.76	319.36		3.48
Year ended 12/31/2010	11.80	.47	.41	.88	(.49)	12.19	7.55	402.36		3.89
Year ended 12/31/2009	10.76	.56	1.03	1.59	(.55)	11.80	15.19	737.39		4.66
Class 529-A:
Year ended 12/31/2013	12.95	.25	(.52)	(.27)	(.28)	12.40	(2.08)	947.70		2.01
Year ended 12/31/2012	12.55	.29	.43	.72	(.32)	12.95	5.80	1,101.68		2.24
Year ended 12/31/2011	12.19	.39	.38	.77	(.41)	12.55	6.42	981.68		3.13
Year ended 12/31/2010	11.80	.44	.41	.85	(.46)	12.19	7.24	898.65		3.53
Year ended 12/31/2009	10.76	.53	1.03	1.56	(.52)	11.80	14.86	758.70		4.67
Class 529-B:
Year ended 12/31/2013	12.95	.15	(.52)	(.37)	(.18)	12.40	(2.84)	23	1.49	1.21
Year ended 12/31/2012	12.55	.19	.43	.62	(.22)	12.95	4.96	39	1.48	1.47
Year ended 12/31/2011	12.19	.29	.38	.67	(.31)	12.55	5.58	54	1.47	2.36
Year ended 12/31/2010	11.80	.34	.41	.75	(.36)	12.19	6.39	73	1.45	2.76
Year ended 12/31/2009	10.76	.44	1.03	1.47	(.43)	11.80	13.94	86	1.50	3.89
Class 529-C:
Year ended 12/31/2013	12.95	.16	(.52)	(.36)	(.19)	12.40	(2.83)	388	1.48	1.24
Year ended 12/31/2012	12.55	.19	.43	.62	(.22)	12.95	4.97	477	1.46	1.46
Year ended 12/31/2011	12.19	.29	.38	.67	(.31)	12.55	5.59	444	1.46	2.35
Year ended 12/31/2010	11.80	.34	.41	.75	(.36)	12.19	6.40	428	1.44	2.74
Year ended 12/31/2009	10.76	.44	1.03	1.47	(.43)	11.80	13.95	370	1.49	3.87
Class 529-E:
Year ended 12/31/2013	12.95	.22	(.52)	(.30)	(.25)	12.40	(2.30)	52.93		1.79
Year ended 12/31/2012	12.55	.26	.43	.69	(.29)	12.95	5.55	61.93		1.99
Year ended 12/31/2011	12.19	.36	.38	.74	(.38)	12.55	6.14	54.94		2.87
Year ended 12/31/2010	11.80	.40	.41	.81	(.42)	12.19	6.93	49.93		3.24
Year ended 12/31/2009	10.76	.49	1.03	1.52	(.48)	11.80	14.52	40.99		4.38

30	The Bond Fund of America

		(Loss) income from investment operations[1]
	Net asset value, beginning of period	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[2]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income to average net assets
Class 529-F-1:
Year ended 12/31/2013	$12.95	$.28	$(.52)	$(.24)	$(.31)	$12.40	(1.86)%	$62.48%			2.24%
Year ended 12/31/2012	12.55	.32	.43	.75	(.35)	12.95	6.04	73.46			2.45
Year ended 12/31/2011	12.19	.42	.38	.80	(.44)	12.55	6.65	59.46			3.36
Year ended 12/31/2010	11.80	.46	.41	.87	(.48)	12.19	7.47	54.44			3.74
Year ended 12/31/2009	10.76	.55	1.03	1.58	(.54)	11.80	15.09	44.49			4.84
Class R-1:
Year ended 12/31/2013	12.95	.17	(.52)	(.35)	(.20)	12.40	(2.72)	58	1.37		1.34
Year ended 12/31/2012	12.55	.20	.43	.63	(.23)	12.95	5.08	81	1.36		1.57
Year ended 12/31/2011	12.19	.30	.38	.68	(.32)	12.55	5.68	91	1.38		2.45
Year ended 12/31/2010	11.80	.35	.41	.76	(.37)	12.19	6.47	99	1.38		2.82
Year ended 12/31/2009	10.76	.44	1.03	1.47	(.43)	11.80	14.02	103	1.43		3.96
Class R-2:
Year ended 12/31/2013	12.95	.17	(.52)	(.35)	(.20)	12.40	(2.70)	636	1.35		1.37
Year ended 12/31/2012	12.55	.20	.43	.63	(.23)	12.95	5.09	807	1.36		1.57
Year ended 12/31/2011	12.19	.30	.38	.68	(.32)	12.55	5.67	806	1.39		2.43
Year ended 12/31/2010	11.80	.34	.41	.75	(.36)	12.19	6.44	832	1.39		2.79
Year ended 12/31/2009	10.76	.44	1.03	1.47	(.43)	11.80	13.95	795	1.49		3.89
Class R-3:
Year ended 12/31/2013	12.95	.22	(.52)	(.30)	(.25)	12.40	(2.30)	748.92			1.79
Year ended 12/31/2012	12.55	.26	.43	.69	(.29)	12.95	5.55	955.92			2.00
Year ended 12/31/2011	12.19	.36	.38	.74	(.38)	12.55	6.15	963.94			2.89
Year ended 12/31/2010	11.80	.40	.41	.81	(.42)	12.19	6.94	1,053.93			3.26
Year ended 12/31/2009	10.76	.50	1.03	1.53	(.49)	11.80	14.54	1,091.97			4.43
Class R-4:
Year ended 12/31/2013	12.95	.26	(.52)	(.26)	(.29)	12.40	(1.99)	484.60			2.11
Year ended 12/31/2012	12.55	.30	.43	.73	(.33)	12.95	5.89	602.60			2.33
Year ended 12/31/2011	12.19	.40	.38	.78	(.42)	12.55	6.48	669.62			3.21
Year ended 12/31/2010	11.80	.44	.41	.85	(.46)	12.19	7.27	768.62			3.57
Year ended 12/31/2009	10.76	.53	1.03	1.56	(.52)	11.80	14.90	788.66			4.75
Class R-5:
Year ended 12/31/2013	12.95	.30	(.52)	(.22)	(.33)	12.40	(1.70)	226.31			2.41
Year ended 12/31/2012	12.55	.34	.43	.77	(.37)	12.95	6.20	311.31			2.63
Year ended 12/31/2011	12.19	.43	.38	.81	(.45)	12.55	6.80	310.32			3.51
Year ended 12/31/2010	11.80	.48	.41	.89	(.50)	12.19	7.59	370.32			3.88
Year ended 12/31/2009	10.76	.56	1.03	1.59	(.55)	11.80	15.24	451.37			5.20
Class R-6:
Year ended 12/31/2013	12.95	.31	(.52)	(.21)	(.34)	12.40	(1.65)	1,128.26			2.51
Year ended 12/31/2012	12.55	.35	.43	.78	(.38)	12.95	6.26	559.25			2.61
Year ended 12/31/2011	12.19	.44	.38	.82	(.46)	12.55	6.85	237.27			3.55
Year ended 12/31/2010	11.80	.48	.41	.89	(.50)	12.19	7.64	280.27			3.90
Period from 5/1/2009 to 12/31/2009[3,4]	10.78	.35	1.01	1.36	(.34)	11.80	12.75	252.31		[5]	4.59	[5]

	Year ended December 31
	2013	2012	2011	2010	2009
Portfolio turnover rate for all share classes	419%	264%	154%	99%	84%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[4]	Class R-6 shares were offered beginning May 1, 2009.
[5]	Annualized.

See Notes to Financial Statements

The Bond Fund of America	31

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Bond Fund of America:

We have audited the accompanying statement of assets and liabilities of The Bond Fund of America (the “Fund”), including the summary investment portfolio, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Bond Fund of America as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 7, 2014

32	The Bond Fund of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2013, through December 31, 2013).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Bond Fund of America	33

	Beginning account value 7/1/2013	Ending account value 12/31/2013	Expenses paid during period*	Annualized expense ratio
Class A — actual return	$1,000.00	$1,006.88	$3.09	.61%
Class A — assumed 5% return	1,000.00	1,022.13	3.11	.61
Class B — actual return	1,000.00	1,003.18	6.92	1.37
Class B — assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class C — actual return	1,000.00	1,002.97	7.17	1.42
Class C — assumed 5% return	1,000.00	1,018.05	7.22	1.42
Class F-1 — actual return	1,000.00	1,006.62	3.39	.67
Class F-1 — assumed 5% return	1,000.00	1,021.83	3.41	.67
Class F-2 — actual return	1,000.00	1,008.02	1.92	.38
Class F-2 — assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 529-A — actual return	1,000.00	1,006.43	3.59	.71
Class 529-A — assumed 5% return	1,000.00	1,021.63	3.62	.71
Class 529-B — actual return	1,000.00	1,002.59	7.52	1.49
Class 529-B — assumed 5% return	1,000.00	1,017.69	7.58	1.49
Class 529-C — actual return	1,000.00	1,002.64	7.47	1.48
Class 529-C — assumed 5% return	1,000.00	1,017.74	7.53	1.48
Class 529-E — actual return	1,000.00	1,005.33	4.70	.93
Class 529-E — assumed 5% return	1,000.00	1,020.52	4.74	.93
Class 529-F-1 — actual return	1,000.00	1,007.54	2.43	.48
Class 529-F-1 — assumed 5% return	1,000.00	1,022.79	2.45	.48
Class R-1 — actual return	1,000.00	1,003.20	6.92	1.37
Class R-1 — assumed 5% return	1,000.00	1,018.30	6.97	1.37
Class R-2 — actual return	1,000.00	1,003.28	6.82	1.35
Class R-2 — assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class R-3 — actual return	1,000.00	1,005.37	4.70	.93
Class R-3 — assumed 5% return	1,000.00	1,020.52	4.74	.93
Class R-4 — actual return	1,000.00	1,006.90	3.09	.61
Class R-4 — assumed 5% return	1,000.00	1,022.13	3.11	.61
Class R-5 — actual return	1,000.00	1,008.37	1.57	.31
Class R-5 — assumed 5% return	1,000.00	1,023.64	1.58	.31
Class R-6 — actual return	1,000.00	1,008.64	1.32	.26
Class R-6 — assumed 5% return	1,000.00	1,023.89	1.33	.26

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2013:

Qualified dividend income	$2,367,000
Corporate dividends received deduction	$1,593,000
U.S. government income that may be exempt from state taxation	$88,551,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2014, to determine the calendar year amounts to be included on their 2013 tax returns. Shareholders should consult their tax advisors.

34	The Bond Fund of America

Board of trustees and other officers

“Independent” trustees1

Name and age	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
William H. Baribault, 68	2010	Chairman of the Board and CEO, Oakwood Enterprises (private investment and consulting)	69	None
James G. Ellis, 67	2006	Dean and Professor of Marketing, Marshall School of Business, University of Southern California	69	Quiksilver, Inc.
Leonard R. Fuller, 67	1994	President and CEO, Fuller Consulting (financial management consulting firm)	69	None
R. Clark Hooper, 67 Chairman of the Board (Independent and Non-Executive)	2005	Private investor	71	JPMorgan Value Opportunities Fund, Inc.; The Swiss Helvetia Fund, Inc.
Merit E. Janow, 55	2010	Dean and Professor, Columbia University, School of International and Public Affairs	68	The NASDAQ Stock Market LLC; Trimble Navigation Limited
Laurel B. Mitchell, Ph.D., 58	2009	Clinical Professor and Director, Accounting Program, University of Redlands	65	None
Frank M. Sanchez, 70	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)	65	None
Margaret Spellings, 56	2010	President, George W. Bush Foundation; former President and CEO, Margaret Spellings & Company (public policy and strategic consulting); former President, U.S. Chamber Foundation and Senior Advisor to the President and CEO, U.S. Chamber of Commerce; former U.S. Secretary of Education, U.S. Department of Education	69	None
Steadman Upham, Ph.D., 64	2007	President and University Professor, The University of Tulsa	68	None

We are saddened by the loss of W. Scott Hedrick who passed away on November 3, 2013. Mr. Hedrick served as an independent board member on the boards of various American Funds since 2007. His wise counsel and friendship will be missed.

“Interested” trustee[4,5]

Name, age and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John H. Smet, 57 President	1994	Director, Capital Research and Management Company; Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company	20	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

The Bond Fund of America	35

Other officers5

Name, age and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Andrew F. Barth, 52 Senior Vice President	2011	Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] Director, Capital Group International, Inc.;[6] Chairman of the Board, Capital Guardian Trust Company;[6] Senior Vice President — Capital Fixed Income Investors, Capital Guardian Trust Company[6]
Robert H. Neithart, 48 Senior Vice President	2011	Senior Vice President — Capital Fixed Income Investors, Capital Research and Management Company; Senior Vice President — Capital Fixed Income Investors, Capital International Research, Inc.;[6] Senior Vice President — Capital Fixed Income Investors, Capital Guardian Trust Company;[6] Director, The Capital Group Companies, Inc.;[6] Chairman of the Board, Capital Strategy Research, Inc.[6]
Kristine M. Nishiyama, 43 Senior Vice President	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Senior Vice President and General Counsel, Capital Bank and Trust Company[6]
Courtney R. Taylor, 39 Secretary	2006	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 42 Treasurer	2011	Vice President — Fund Business Management Group, Capital Research and Management Company
Steven I. Koszalka, 49 Assistant Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Karl C. Grauman, 46 Assistant Treasurer	2012	Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 62 Assistant Treasurer	2010	Vice President — Fund Business Management Group, Capital Research and Management Company

[1]	The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	The Bond Fund of America

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

Bingham McCutchen LLP

355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete December 31, 2013, portfolio of The Bond Fund of America’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

The Bond Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of The Bond Fund of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2014, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 25 years of investment experience, including 20 years at our company, reflecting a career commitment to our long-term approach.1

The Capital SystemSM

Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 90% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 58% of 10-year periods and 63% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

[1]	Portfolio manager experience as of December 31, 2012.
[2]	Based on Class A share results for rolling periods through December 31, 2012. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
[3]	Based on management fees for the 20-year period ended December 31, 2012, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Laurel B. Mitchell, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2012	$156,000
2013	$148,000

b) Audit-Related Fees:
2012	$11,000
2013	$14,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$7,000
2013	None
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2012	None
2013	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2012	$1,055,000
2013	$1,020,000
The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2012	$34,000
2013	$10,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2012	$2,000
2013	$3,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,580,000 for fiscal year 2012 and $1,459,000 for fiscal year 2013. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Bond Fund of America® Investment portfolio December 31, 2013

Bonds, notes & other debt instruments 95.83%
Corporate bonds, notes & loans 32.38%
Financials 7.66%	Principal amount	Value
Diversified financials 2.52%	(000)	(000)

Bank of America Corp., Series L, 3.625% 2016	$ 9,700	$10,210
Bank of America Corp. 3.75% 2016	11,890	12,647
Merrill Lynch & Co., Inc. 4.625% 2018	€6,280	9,394
Bank of America Corp. 5.65% 2018	$ 8,205	9,344
Bank of America Corp. 2.60% 2019	31,000	31,156
Bank of America Corp. 7.625% 2019	5,955	7,391
Bank of America Corp. 5.625% 2020	10,500	12,001
Bank of America Corp. 5.00% 2021	5,000	5,465
Bank of America Corp. 5.875% 2021	13,110	15,072
Bank of America Corp. 3.30% 2023	20,505	19,410
Goldman Sachs Group, Inc. 3.625% 2016	27,625	29,005
Goldman Sachs Group, Inc. 2.90% 2018	17,455	17,774
Goldman Sachs Group, Inc. 7.50% 2019	4,045	4,930
Goldman Sachs Group, Inc. 5.25% 2021	6,000	6,571
Goldman Sachs Group, Inc. 5.75% 2022	5,000	5,630
Goldman Sachs Group, Inc. 3.625% 2023	38,305	37,105
Goldman Sachs Group, Inc. 6.25% 2041	2,100	2,421
Morgan Stanley, Series F, 2.875% 2014	14,750	14,769
Morgan Stanley 1.75% 2016	10,000	10,139
Morgan Stanley 3.80% 2016	8,850	9,366
Morgan Stanley 2.125% 2018	24,745	24,545
Morgan Stanley, Series F, 5.625% 2019	22,025	25,052
Morgan Stanley 6.375% 2042	900	1,054
Citigroup Inc. 4.587% 2015	18,750	20,046
Citigroup Inc. 4.75% 2015	9,554	10,057
Citigroup Inc. 1.30% 2016	2,000	2,006
Citigroup Inc. 3.953% 2016	8,300	8,835
Citigroup Inc. 4.45% 2017	4,000	4,337
Citigroup Inc. 6.125% 2017	7,000	8,073
Citigroup Inc. 8.50% 2019	9,945	12,753
Citigroup Inc. 3.875% 2023	16,250	15,980
JPMorgan Chase & Co. 3.40% 2015	17,500	18,179
JPMorgan Chase & Co. 1.625% 2018	34,155	33,463
JPMorgan Chase & Co. 3.20% 2023	12,900	12,234
JPMorgan Chase & Co., Series Q, junior subordinated 5.15% (undated) [1]	2,000	1,805
Berkshire Hathaway Inc. 2.20% 2016	14,000	14,469
Berkshire Hathaway Inc. 2.00% 2018	5,210	5,216
Berkshire Hathaway Inc. 2.90% 2020	2,400	2,382
Berkshire Hathaway Inc. 3.00% 2022	13,175	12,634
Berkshire Hathaway Inc. 4.40% 2042	2,000	1,829
Berkshire Hathaway Finance Corp. 4.30% 2043	1,000	901
UBS AG 2.25% 2014	14,500	14,519
UBS AG 5.75% 2018	2,245	2,579
Bonds, notes & other debt instruments
	Principal amount	Value
Financials — Diversified financials (continued)	(000)	(000)

UBS AG 4.875% 2020	$14,149	$ 15,749
American Express Credit Co. 1.75% 2015	14,500	14,739
American Express Co. 6.15% 2017	150	173
American Express Co. 1.55% 2018	15,500	15,143
Discover Financial Services 2.00% 2018	5,200	5,110
Discover Financial Services 4.20% 2023	19,493	19,233
Bank of New York Mellon Corp., Series G, 2.50% 2016	16,000	16,514
iStar Financial Inc., 3.875% 2016	2,075	2,132
iStar Financial Inc., Term Loan B, 4.50% 2017[1,2,3]	3,235	3,259
iStar Financial Inc., Series B, 9.00% 2017	7,635	8,981
iStar Financial Inc., 4.875% 2018	1,950	1,952
Intercontinentalexchange, Inc. 2.50% 2018	1,735	1,749
Intercontinentalexchange, Inc. 4.00% 2023	12,170	12,247
CME Group Inc. 5.30% 2043	12,250	12,823
Northern Trust Corp. 4.625% 2014	8,475	8,598
Northern Trust Corp. 5.85% 2017[4]	3,750	4,220
Leucadia National Corp. 5.50% 2023	5,950	5,949
Franklin Resources, Inc. 1.375% 2017	2,700	2,641
Franklin Resources, Inc. 2.80% 2022	1,300	1,210
Credit Suisse Group AG 5.40% 2020	1,825	2,029
Charles Schwab Corp, 2.20% 2018	1,390	1,396
International Lease Finance Corp. 4.875% 2015	835	867
		679,462

Real estate 2.40%

Hospitality Properties Trust 7.875% 2014	3,060	3,085
Hospitality Properties Trust 5.125% 2015	9,925	10,154
Hospitality Properties Trust 6.30% 2016	29,368	31,717
Hospitality Properties Trust 5.625% 2017	1,195	1,299
Hospitality Properties Trust 6.70% 2018	30,450	34,175
Hospitality Properties Trust 5.00% 2022	10,800	10,979
Hospitality Properties Trust 4.50% 2023	11,265	10,885
Prologis, Inc. 5.75% 2016	9,300	10,203
Prologis, Inc. 6.125% 2016	5,690	6,412
Prologis, Inc. 2.75% 2019	24,845	24,689
Prologis, Inc. 3.35% 2021	24,945	24,231
Prologis, Inc. 4.25% 2023	18,565	18,346
Kimco Realty Corp., Series C, 4.82% 2014	12,200	12,409
Kimco Realty Corp., Series C, 4.904% 2015	1,770	1,849
Kimco Realty Corp., Series C, 5.783% 2016	12,000	13,151
Kimco Realty Corp. 5.70% 2017	28,450	31,800
Kimco Realty Corp. 4.30% 2018	10,000	10,765
Kimco Realty Corp. 6.875% 2019	5,440	6,490
Kimco Realty Corp. 3.125% 2023	1,635	1,487
Westfield Group 5.75% 2015[4]	32,000	34,530
Westfield Group 7.125% 2018[4]	11,975	14,225
Westfield Group 6.75% 2019[4]	4,000	4,759
Westfield Group 4.625% 2021[4]	6,355	6,709
Westfield Group 3.375% 2022[4]	13,665	12,941
Developers Diversified Realty Corp. 5.50% 2015	16,838	17,798
Developers Diversified Realty Corp. 9.625% 2016	9,960	11,682
Developers Diversified Realty Corp. 7.50% 2017	15,596	18,184
Developers Diversified Realty Corp. 4.75% 2018	1,225	1,322
Bonds, notes & other debt instruments
	Principal amount	Value
Financials — Real estate (continued)	(000)	(000)

Developers Diversified Realty Corp. 7.875% 2020	$ 9,047	$ 11,179
Developers Diversified Realty Corp. 3.375% 2023	1,160	1,057
Goodman Funding Pty Ltd. 6.375% 2020[4]	8,425	9,333
Goodman Funding Pty Ltd. 6.00% 2022[4]	25,785	27,904
ERP Operating LP 6.584% 2015	10,000	10,749
ERP Operating LP 7.125% 2017	5,595	6,551
ERP Operating LP 4.625% 2021	3,880	4,092
ERP Operating LP 3.00% 2023	8,695	7,943
American Tower Corp. 4.625% 2015	7,000	7,324
American Tower Corp. 3.40% 2019	18,075	18,413
American Tower Corp. 5.90% 2021	2,000	2,183
Simon Property Group, LP 6.75% 2014	9,100	9,164
Simon Property Group, LP 4.20% 2015	2,430	2,502
Simon Property Group, LP 10.35% 2019	8,995	12,179
AvalonBay Communities, Inc. 3.625% 2020	11,270	11,396
AvalonBay Communities, Inc. 2.85% 2023	10,985	9,901
UDR, Inc., Series A, 5.25% 2015	12,780	13,315
UDR, Inc. 3.70% 2020	3,615	3,636
DCT Industrial Trust Inc. 4.50% 2023[4]	17,430	16,942
American Campus Communities, Inc. 3.75% 2023	16,460	15,280
Realogy Corp., Letter of Credit, 4.25% 2016[1,2,3]	29	29
Realogy Corp. 7.875% 2019[4]	5,825	6,422
Realogy Corp., Term Loan B, 4.50% 2020[1,2,3]	6,207	6,279
Alexandria Real Estate Equities, Inc. 3.90% 2023	12,395	11,554
Corporate Office Properties Trust 3.60% 2023	8,924	8,091
Corporate Office Properties LP 5.25% 2024	1,000	1,016
Crescent Resources 10.25% 2017[4]	6,200	6,773
Essex Portfolio L.P. 3.25% 2023	6,185	5,601
Piedmont Operating Partnership LP 3.40% 2023	5,300	4,706
Ryman Hospitality Properties, Inc. 5.00% 2021	3,525	3,499
FelCor Lodging Trust Inc. 5.625% 2023	3,015	2,947
Brandywine Operating Partnership, LP 5.40% 2014	2,000	2,073
Brandywine Operating Partnership, LP 5.70% 2017	25	27
Brandywine Operating Partnership, LP 3.95% 2023	100	94
Mack-Cali Realty Corp. 3.15% 2023	2,500	2,171
		648,601

Banks 1.82%

HSBC Bank PLC 1.50% 2018[4]	29,225	28,553
HSBC USA Inc. 2.625% 2018	8,679	8,831
HSBC Holdings PLC 4.125% 2020[4]	9,453	10,005
HSBC Holdings PLC 4.875% 2020	20,125	21,725
HSBC Holdings PLC 4.00% 2022	3,250	3,342
PNC Funding Corp. 5.40% 2014	10,000	10,221
PNC Financial Services Group, Inc. 2.854% 2022	34,479	32,032
PNC Preferred Funding Trust I, junior subordinated 1.893% (undated) [1,4]	12,700	11,684
BNP Paribas 3.60% 2016	14,000	14,746
BNP Paribas 2.40% 2018	2,000	2,005
BNP Paribas 5.00% 2021	21,225	23,290
BNP Paribas 3.25% 2023	8,785	8,315
Rabobank Nederland/FI 4.625% 2023	38,910	39,197
Barclays Bank PLC 5.125% 2020	18,125	20,102
Barclays Bank PLC 6.00% 2021	€6,050	9,427
Bonds, notes & other debt instruments
	Principal amount	Value
Financials — Banks (continued)	(000)	(000)

Barclays Bank PLC 10.179% 2021[4]	$ 1,500	$ 1,991
Wells Fargo & Co. 3.676% 2016	14,000	14,914
Wells Fargo & Co. 2.15% 2019	13,150	13,117
Nordea Bank, Series 2, 3.70% 2014[4]	8,000	8,224
Nordea Bank AB 3.125% 2017[4]	12,500	13,080
Nordea Bank AB 1.625% 2018[4]	2,600	2,542
ANZ National (International) Ltd. 3.125% 2015[4]	16,500	17,108
Lloyds Banking Group PLC 2.30% 2018	1,010	1,008
HBOS PLC 6.75% 2018[4]	7,610	8,642
HBOS PLC 4.375% 2019[1]	€2,870	3,970
Lloyds Banking Group PLC 6.50% 2020[4]	$ 1,775	2,018
Standard Chartered PLC 3.85% 2015[4]	6,500	6,762
Standard Chartered PLC 3.20% 2016[4]	8,000	8,361
Westpac Banking Corp. 3.00% 2015	14,400	15,024
Sovereign Bancorp, Inc. 8.75% 2018	1,880	2,279
Santander Issuances, SA Unipersonal 6.50% 2019[1,4]	11,600	11,867
US Bancorp., Series T, 1.65% 2017	13,000	13,033
Regions Financial Corp. 7.75% 2014	4,211	4,444
Regions Financial Corp. 5.20% 2015	590	618
Regions Financial Corp. 5.75% 2015	975	1,039
Regions Financial Corp. 2.00% 2018	5,850	5,668
VEB Finance Ltd. 6.902% 2020[4]	9,100	10,067
VEB Finance Ltd. 6.80% 2025[4]	500	525
Korea Development Bank 8.00% 2014	10,265	10,301
BBVA Bancomer SA 4.50% 2016[4]	3,225	3,435
BBVA Bancomer SA, junior subordinated 7.25% 2020[4]	2,430	2,637
BBVA Bancomer SA 6.50% 2021[4]	2,355	2,496
UniCredito Italiano SpA 6.00% 2017[4]	7,823	8,359
BPCE SA group 2.50% 2018	6,925	6,892
BPCE SA group 5.70% 2023[4]	975	1,006
Banco de Crédito del Perú 5.375% 2020[4]	7,000	7,350
Royal Bank of Scotland PLC 5.625% 2020	6,435	7,206
HSBK (Europe) BV 7.25% 2021[4]	6,710	7,119
Banco del Estado de Chile 4.125% 2020[4]	5,275	5,397
CIT Group Inc. 4.25% 2017	1,400	1,463
CIT Group Inc. 5.00% 2017	3,150	3,378
Bank of India 3.625% 2018[4]	5,000	4,777
Royal Bank of Canada 2.20% 2018	3,600	3,617
Development Bank of Kazakhstan 5.50% 2015[4]	2,735	2,905
Svenska Handelsbanken AB 2.50% 2019	2,145	2,163
Eole Finance SPC, 2.341% 2024[2,4]	2,066	1,965
		492,242

Insurance 0.92%

American International Group, Inc. 4.875% 2016	5,000	5,495
American International Group, Inc. 3.80% 2017	18,250	19,497
American International Group, Inc. 3.375% 2020	4,500	4,528
American International Group, Inc. 4.125% 2024	21,190	21,075
ACE INA Holdings Inc. 5.875% 2014	17,445	17,874
ACE INA Holdings Inc. 2.60% 2015	19,990	20,690
Prudential Financial, Inc. 2.30% 2018	2,895	2,880
Prudential Financial, Inc. 4.50% 2021	3,000	3,194
Prudential Holdings, LLC, Series C, 8.695% 2023[2,4]	13,544	17,259
Bonds, notes & other debt instruments
	Principal amount	Value
Financials — Insurance (continued)	(000)	(000)

Monumental Global Funding III 5.25% 2014[4]	$20,000	$ 20,032
QBE Insurance Group Ltd. 2.40% 2018[4]	18,590	17,869
MetLife Global Funding I 2.50% 2015[4]	17,000	17,516
New York Life Global Funding 2.10% 2019[4]	17,000	16,822
UnumProvident Finance Co. PLC 6.85% 2015[4]	2,400	2,628
Unum Group 7.125% 2016	10,100	11,447
Unum Group 5.625% 2020	345	378
AXA SA 8.60% 2030	6,715	8,285
AXA SA, Series B, junior subordinated 6.379% (undated)[1,4]	5,065	4,977
CNA Financial Corp. 5.85% 2014	4,500	4,714
CNA Financial Corp. 7.35% 2019	2,770	3,364
CNA Financial Corp. 5.875% 2020	1,250	1,426
CNA Financial Corp. 7.25% 2023	2,000	2,399
RSA Insurance Group PLC 9.375% 2039[1]	£3,765	7,389
RSA Insurance Group PLC 8.50% (undated)[1]	2,429	4,173
Liberty Mutual Group Inc. 6.70% 2016[4]	$6,250	7,068
Assicurazioni Generali SpA 10.125% 2042	€2,500	4,443
Genworth Holdings, Inc. 4.90% 2023	$ 1,570	1,570
Swiss RE Treasury 2.875% 2022[4]	875	806
		249,798

Energy 4.32%

Kinder Morgan Energy Partners, LP 5.125% 2014	13,410	13,933
Kinder Morgan Energy Partners, LP 5.625% 2015	12,600	13,251
Kinder Morgan Energy Partners, LP 6.00% 2017	15,000	16,824
Kinder Morgan Energy Partners, LP 2.65% 2019	2,450	2,424
Kinder Morgan Energy Partners, LP 9.00% 2019	4,395	5,587
Kinder Morgan Energy Partners, LP 5.30% 2020	1,250	1,379
Kinder Morgan Energy Partners, LP 6.85% 2020	16,835	20,016
Kinder Morgan Energy Partners, LP 4.15% 2022	5,000	4,965
Kinder Morgan Energy Partners, LP 3.45% 2023	4,500	4,181
Kinder Morgan Energy Partners, LP 3.50% 2023	20,660	18,976
Kinder Morgan Energy Partners, LP 4.15% 2024	10,000	9,678
Kinder Morgan Energy Partners, LP 6.95% 2038	2,350	2,700
Kinder Morgan Energy Partners, LP 6.55% 2040	2,000	2,210
Kinder Morgan Energy Partners, LP 5.00% 2042	3,000	2,771
Enbridge Energy Partners, LP, Series B, 6.50% 2018	25,120	29,251
Enbridge Energy Partners, LP 9.875% 2019	27,005	34,961
Enbridge Energy Partners, LP 5.20% 2020	1,500	1,611
Enbridge Energy Partners, LP 4.20% 2021	6,100	6,139
Enbridge Energy Partners, LP, Series B, 7.50% 2038	7,450	8,737
Enbridge Energy Partners, LP 5.50% 2040	3,500	3,384
StatoilHydro ASA 2.90% 2014	15,360	15,672
Statoil ASA 3.125% 2017	10,000	10,502
Statoil ASA 0.531% 2018[1]	7,690	7,699
Statoil ASA 1.95% 2018	6,110	6,062
Statoil ASA 3.15% 2022	12,000	11,723
StatoilHydro ASA 2.45% 2023	1,290	1,176
Statoil ASA 3.70% 2024	27,625	27,437
Transocean Inc. 5.05% 2016	9,500	10,501
Transocean Inc. 2.50% 2017	6,550	6,623
Transocean Inc. 6.375% 2021	26,430	29,708
Transocean Inc. 3.80% 2022	10,615	10,064
Bonds, notes & other debt instruments
	Principal amount	Value
Energy (continued)	(000)	(000)

Devon Energy Corp. 2.25% 2018	$15,765	$15,610
Devon Energy Corp. 3.25% 2022	42,275	40,324
Devon Energy Corp. 4.75% 2042	1,000	928
Gazprom OJSC 5.092% 2015[4]	6,125	6,529
Gaz Capital SA, Series 7, 6.212% 2016	5,300	5,856
Gazprom OJSC, Series 9, 6.51% 2022	25,450	27,454
Gazprom OJSC 6.51% 2022[4]	14,500	15,642
Anadarko Petroleum Corp. 5.95% 2016	15,500	17,278
Anadarko Petroleum Corp. 6.375% 2017	17,500	20,100
Anadarko Petroleum Corp. 8.70% 2019	8,045	10,191
Anadarko Petroleum Corp. 6.45% 2036	685	769
Anadarko Petroleum Corp. 6.20% 2040	1,500	1,660
Pemex Finance Ltd., Series 1999-2, Class A-3, 10.61% 2017[2]	10,969	12,679
Pemex Project Funding Master Trust 5.75% 2018	3,150	3,528
Petróleos Mexicanos 5.50% 2021	11,200	12,096
Petróleos Mexicanos 4.875% 2022	4,290	4,419
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	11,750	12,426
Petróleos Mexicanos 6.50% 2041	4,150	4,357
Enbridge Inc. 5.80% 2014	1,200	1,228
Enbridge Inc. 5.60% 2017	17,750	19,675
Enbridge Inc. 4.00% 2023	29,000	28,490
Chevron Corp. 2.355% 2022	10,300	9,372
Chevron Corp. 3.191% 2023	33,065	31,752
Williams Partners L.P. and Williams Partners Finance Corp. 3.80% 2015	15,800	16,328
Williams Partners L.P. and Williams Partners Finance Corp. 5.25% 2020	11,625	12,715
Williams Partners L.P. 3.35% 2022	5,250	4,875
Williams Partners L.P. 4.50% 2023	5,350	5,315
Enterprise Products Operating LLC 5.20% 2020	4,125	4,590
Enterprise Products Operating LLC 4.05% 2022	8,300	8,414
Enterprise Products Operating LLC 3.35% 2023	20,000	19,005
Enterprise Products Operating LLC 4.85% 2044	1,250	1,176
Cenovus Energy Inc. 3.00% 2022	28,310	26,556
Cenovus Energy Inc. 3.80% 2023	6,550	6,388
Spectra Energy Partners, LP 2.95% 2016	6,375	6,621
Spectra Energy Partners, LP 2.95% 2018	2,430	2,465
Spectra Energy Partners 4.60% 2021	2,185	2,266
Spectra Energy Partners, LP 4.75% 2024	20,515	20,920
Total Capital SA 3.00% 2015	17,000	17,615
Total Capital International 2.875% 2022	9,600	9,132
Total Capital Canada Ltd. 2.75% 2023	3,700	3,419
Odebrecht Drilling Norbe VIII/IX Ltd 6.35% 2021[2,4]	5,270	5,428
Odebrecht Offshore Drilling Finance Ltd. 6.75% 2022[2,4]	23,744	24,361
QGOG Atlantic/Alaskan Rigs Ltd. 5.25% 2019[2,4]	23,151	24,077
Reliance Holdings Ltd. 4.50% 2020[4]	6,350	6,276
Reliance Holdings Ltd. 5.40% 2022[4]	6,350	6,424
Reliance Holdings Ltd. 6.25% 2040[4]	10,000	9,332
NGPL PipeCo LLC 7.119% 2017[4]	9,925	9,032
NGPL PipeCo LLC 9.625% 2019[4]	11,785	11,579
Ras Laffan Liquefied Natural Gas III 5.50% 2014	3,335	3,452
Ras Laffan Liquefied Natural Gas III 5.50% 2014[4]	330	342
Ras Laffan Liquefied Natural Gas III 5.832% 2016[2]	1,034	1,101
Ras Laffan Liquefied Natural Gas II 5.298% 2020[2,4]	11,200	12,068
Ras Laffan Liquefied Natural Gas III 6.332% 2027[2]	2,000	2,206
Bonds, notes & other debt instruments
	Principal amount	Value
Energy (continued)	(000)	(000)

BG Energy Capital PLC 2.50% 2015[4]	$ 7,200	$ 7,434
BG Energy Capital PLC 2.875% 2016[4]	8,635	9,019
BG Energy Capital PLC 4.00% 2021[4]	2,400	2,463
Shell International Finance BV 3.10% 2015	10,000	10,382
Shell International Finance BV 2.00% 2018	8,105	8,115
Schlumberger Investment SA 3.65% 2023	16,905	16,764
Peabody Energy Corp. 6.00% 2018	12,245	13,102
Peabody Energy Corp. 6.25% 2021	1,175	1,193
BP Capital Markets PLC 0.658% 2016[1]	13,380	13,446
Alpha Natural Resources, Inc. 9.75% 2018	7,415	7,897
Alpha Natural Resources, Inc. 6.00% 2019	550	477
Alpha Natural Resources, Inc. 6.25% 2021	5,450	4,687
Woodside Finance Ltd. 4.60% 2021[4]	9,565	10,019
Diamond Offshore Drilling, Inc. 4.875% 2043	10,200	10,013
Petrobras Global Finance Co. 3.00% 2019	3,090	2,898
Petrobras International Finance Co. 5.375% 2021	5,715	5,693
Petrobras International Finance Co. 6.75% 2041	500	466
Petrobras Global Finance Co. 5.625% 2043	1,060	868
QGOG Constellation SA 6.25% 2019[4]	10,330	9,891
CONSOL Energy Inc. 8.00% 2017	1,945	2,057
CONSOL Energy Inc. 8.25% 2020	6,980	7,591
TransCanada PipeLines Ltd. 6.50% 2018	7,500	8,831
Samson Investment Co., Term Loan B, 5.00% 2018[1,2,3]	300	301
Samson Investment Co. 10.50% 2020[4]	7,175	7,857
Arch Coal, Inc. 7.00% 2019	3,245	2,596
Arch Coal, Inc. 9.875% 2019	900	805
Arch Coal, Inc. 7.25% 2021	5,975	4,601
Energy Transfer Partners, L.P. 5.20% 2022	4,500	4,739
Energy Transfer Partners, L.P. 3.60% 2023	2,015	1,867
Teekay Corp. 8.50% 2020	5,715	6,208
Transportadora de Gas Peru SA 4.25% 2028[2,4]	7,000	6,160
Regency Energy Partners LP and Regency Energy Finance Corp. 6.50% 2021	5,725	6,097
Canadian Natural Resources Ltd. 3.45% 2021	6,185	6,080
Ecopetrol SA 5.875% 2023	5,650	5,975
Sabine Pass Liquefaction, LLC 5.625% 2021[4]	5,850	5,748
PDC Energy Inc. 7.75% 2022	4,725	5,127
Denbury Resources Inc. 4.625% 2023	5,450	4,946
Kinder Morgan Energy Partners, LP 5.00% 2021[4]	4,100	4,054
Bonanza Creek Energy, Inc. 6.75% 2021	3,050	3,210
CNOOC Finance (2013) Ltd. 3.00% 2023	3,450	3,083
Oasis Petroleum Inc. 6.875% 2022[4]	2,550	2,716
Access Midstream Partners, L.P. 5.875% 2021	1,900	2,033
Western Gas Partners LP 4.00% 2022	1,525	1,456
Transportadora de Gas Internacional 5.70% 2022[4]	1,000	1,064
		1,166,015

Consumer discretionary 3.39%
Media 1.57%

Time Warner Inc. 5.875% 2016	19,170	21,640
Time Warner Inc. 4.05% 2023	18,765	18,717
Time Warner Companies, Inc. 7.57% 2024	12,340	15,099
Time Warner Inc. 6.20% 2040	9,450	10,413
Time Warner Inc. 6.25% 2041	4,750	5,276
Bonds, notes & other debt instruments
	Principal amount	Value
Consumer discretionary — Media (continued)	(000)	(000)

Time Warner Inc. 4.90% 2042	$ 3,000	$ 2,849
Time Warner Inc. 5.35% 2043	11,295	11,441
NBCUniversal Media, LLC 2.10% 2014	7,500	7,532
NBCUniversal Media, LLC 2.875% 2016	15,000	15,622
NBCUniversal Enterprise, Inc. 0.929% 2018[1,4]	10,425	10,474
NBCUniversal Enterprise, Inc. 1.974% 2019[4]	8,645	8,462
NBCUniversal Media, LLC 2.875% 2023	7,300	6,761
NBCUniversal Media, LLC 4.45% 2043	2,100	1,882
NBC Universal Enterprise, Inc. 5.25% (undated)[4]	17,895	17,806
Thomson Reuters Corp. 1.30% 2017	1,890	1,883
Thomson Reuters Corp. 6.50% 2018	25,855	29,993
Thomson Reuters Corp. 4.30% 2023	9,805	9,851
Thomson Reuters Corp. 5.65% 2043	10,055	10,240
Comcast Corp. 5.875% 2018	7,320	8,400
Comcast Corp. 5.15% 2020	7,500	8,369
Comcast Corp. 2.85% 2023	1,509	1,396
Comcast Corp. 6.95% 2037	12,020	14,779
Comcast Corp. 4.65% 2042	3,735	3,477
News America Inc. 6.90% 2019	12,750	15,304
News America Inc. 3.00% 2022	4,750	4,467
News America Inc. 6.15% 2037	300	330
News America Inc. 6.65% 2037	7,800	9,106
Cox Communications, Inc. 5.45% 2014	3,437	3,593
Cox Communications, Inc. 2.95% 2023[4]	27,930	24,415
DISH DBS Corp. 4.625% 2017	7,005	7,355
DISH DBS Corp. 4.25% 2018	15,700	16,053
DISH DBS Corp. 5.125% 2020	3,700	3,718
Viacom Inc. 2.50% 2018	1,550	1,563
Viacom Inc. 4.25% 2023	15,830	15,803
Viacom Inc. 5.85% 2043	7,100	7,465
Time Warner Cable Inc. 7.50% 2014	10,050	10,217
Time Warner Cable Inc. 6.75% 2018	11,650	13,072
Virgin Media Finance PLC 8.375% 2019[4]	8,050	8,815
UPC Germany GmbH 9.625% 2019	€1,250	1,927
Mediacom LLC and Mediacom Capital Corp. 9.125% 2019	$9,000	9,776
Cequel Communications Holdings I, LLC and Cequel Capital Corp. 6.375% 2020[4]	7,350	7,571
Grupo Televisa, SAB 6.625% 2040	5,200	5,558
Grupo Televisa, SAB 7.25% 2043	MXN25,290	1,578
CBS Corp. 1.95% 2017	$ 5,000	5,011
Clear Channel Worldwide Holdings, Inc. 7.625% 2020	3,230	3,412
Warner Music Group 6.00% 2021[4]	2,520	2,630
Gannett Co., Inc. 6.375% 2023[4]	2,375	2,464
Univision Communications Inc. 6.875% 2019[4]	950	1,020
		424,585

Automobiles & components 0.76%

DaimlerChrysler North America Holding Corp. 1.30% 2015[4]	11,000	11,069
DaimlerChrysler North America Holding Corp. 1.25% 2016[4]	10,750	10,762
DaimlerChrysler North America Holding Corp. 2.625% 2016[4]	12,750	13,192
Daimler Finance NA LLC 3.00% 2016[4]	1,000	1,039
DaimlerChrysler North America Holding Corp. 1.102% 2018[1,4]	7,500	7,549
DaimlerChrysler North America Holding Corp. 1.875% 2018[4]	13,450	13,256
DaimlerChrysler North America Holding Corp. 2.375% 2018[4]	10,700	10,682
Bonds, notes & other debt instruments
	Principal amount	Value
Automobiles & components (continued)	(000)	(000)

DaimlerChrysler North America Holding Corp. 8.50% 2031	$ 3,000	$ 4,356
Ford Motor Credit Co. 1.70% 2016	10,500	10,626
Ford Motor Credit Co. 2.50% 2016	9,000	9,238
Ford Motor Credit Co. 2.375% 2018	28,100	28,394
Ford Motor Credit Co. 4.375% 2023	9,000	9,051
RCI Banque 3.50% 2018[4]	33,055	33,817
Volkswagen International Finance NV 0.858% 2014[1,4]	12,000	12,014
Volkswagen International Finance NV 4.00% 2020[4]	11,650	12,235
Toyota Motor Credit Corp. 0.875% 2015	11,000	11,072
Stackpole Intl. 7.75% 2021[4]	4,000	4,180
Dynacast International LLC 9.25% 2019	2,825	3,129
		205,661

Retailing 0.63%

Dollar General Corp. 4.125% 2017	5,000	5,311
Dollar General Corp. 1.875% 2018	13,100	12,679
Dollar General Corp. 3.25% 2023	67,350	61,975
Staples, Inc. 9.75% 2014	31,343	31,441
Nordstrom, Inc. 6.75% 2014	18,975	19,465
Macy’s Retail Holdings, Inc. 7.875% 2015[1]	9,891	10,902
Home Depot, Inc. 4.40% 2021	7,500	8,102
Home Depot, Inc. 3.75% 2024	2,200	2,190
Toys “R” Us Property Co. II, LLC 8.50% 2017	7,275	7,530
Neiman Marcus Group LTD Inc., Term Loan B, 5.00% 2020[1,2,3]	925	938
Neiman Marcus Group LTD Inc. 8.00% 2021[4]	2,925	3,071
Neiman Marcus Group LTD Inc. 8.75% 2021[1,4,5]	1,900	2,000
Lowe’s Companies, Inc. 5.00% 2043	4,000	4,091
		169,695

Consumer services 0.43%

Caesars Entertainment Operating Co. 11.25% 2017	6,295	6,421
Caesars Entertainment Operating Co. 8.00% 2020[4]	5,425	5,669
Caesars Entertainment Operating Co. 9.00% 2020	11,575	11,315
Caesars Entertainment Operating Co. 9.00% 2020	2,455	2,400
MGM Resorts International 5.875% 2014	17,345	17,453
MGM Resorts International 6.625% 2015	2,600	2,802
Hilton Worldwide, Term Loan B, 4.00% 2020[1,2,3]	2,566	2,589
Hilton Hotels Corp. 5.625% 2021[4]	9,700	10,082
Carnival Corp. 3.95% 2020	11,950	11,969
Burger King Corp 0%/11.00% 2019[4,6]	8,075	7,308
Seminole Tribe of Florida 7.804% 2020[2,4]	6,440	7,116
Mohegan Tribal Gaming Authority 11.00% 2018[1,4,5]	6,750	6,788
Playa Resorts Holding BV, Term Loan B, 4.75% 2019[1,2,3]	1,072	1,088
Playa Resorts Holding BV 8.00% 2020[4]	3,850	4,105
Boyd Gaming Corp. 9.125% 2018	3,920	4,283
NCL Corp. Ltd. 5.00% 2018	3,850	3,985
Starbucks Corp. 2.00% 2018	3,370	3,343
Seneca Gaming Corp. 8.25% 2018[4]	2,775	2,997
Laureate Education, Inc. 9.25% 2019[4]	2,100	2,294
Six Flags Entertainment Corp. 5.25% 2021[4]	2,000	1,960
Royal Caribbean Cruises Ltd. 11.875% 2015	600	697
		116,664

Consumer staples 3.00%	Principal amount	Value
Food, beverage & tobacco 2.39%	(000)	(000)

Altria Group, Inc. 9.25% 2019	$ 4,392	$ 5,789
Altria Group, Inc. 4.75% 2021	4,850	5,206
Altria Group, Inc. 2.85% 2022	6,800	6,263
Altria Group, Inc. 2.95% 2023	16,500	14,991
Altria Group, Inc. 4.00% 2024	5,750	5,622
Altria Group, Inc. 9.95% 2038	6,350	9,688
Altria Group, Inc. 10.20% 2039	4,000	6,242
Altria Group, Inc. 4.25% 2042	2,000	1,707
Altria Group, Inc. 4.50% 2043	15,500	13,699
Altria Group, Inc. 5.375% 2044	23,700	23,804
Coca-Cola Co. 1.50% 2015	18,970	19,337
Coca-Cola Co. 1.80% 2016	10,500	10,805
Coca-Cola Co. 1.65% 2018	7,500	7,406
Coca-Cola Co. 2.45% 2020	7,500	7,287
Coca-Cola Co. 3.15% 2020	4,190	4,252
Coca-Cola Co. 3.20% 2023	27,225	26,195
Reynolds American Inc. 3.25% 2022	30,560	28,177
Reynolds American Inc. 4.85% 2023	15,000	15,490
Reynolds American Inc. 4.75% 2042	7,500	6,668
Reynolds American Inc. 6.15% 2043	17,940	19,377
ConAgra Foods, Inc. 1.30% 2016	9,630	9,651
ConAgra Foods, Inc. 1.90% 2018	19,775	19,423
ConAgra Foods, Inc. 3.20% 2023	34,490	32,032
Anheuser-Busch InBev NV 3.625% 2015	25,250	26,272
Anheuser-Busch InBev NV 4.125% 2015	32,375	33,601
Philip Morris International Inc. 1.875% 2019	18,775	18,360
Philip Morris International Inc. 2.90% 2021	9,200	8,785
Philip Morris International Inc. 2.50% 2022	1,600	1,459
Philip Morris International Inc. 2.625% 2023	2,500	2,265
Philip Morris International Inc. 3.60% 2023	18,480	17,894
Pernod Ricard SA 2.95% 2017[4]	15,000	15,497
Pernod Ricard SA 4.45% 2022[4]	31,350	31,722
WM. Wrigley Jr. Co 2.40% 2018[4]	1,025	1,019
WM. Wrigley Jr. Co 3.375% 2020[4]	35,800	35,400
SABMiller Holdings Inc. 2.45% 2017[4]	9,875	10,116
SABMiller Holdings Inc. 2.20% 2018[4]	13,700	13,686
SABMiller Holdings Inc. 3.75% 2022[4]	12,030	12,079
Kraft Foods Inc. 1.625% 2015	6,120	6,200
Kraft Foods Inc. 2.25% 2017	5,300	5,369
Kraft Foods Inc. 3.50% 2022	13,200	12,869
Kraft Foods Inc. 6.50% 2040	2,000	2,333
Kraft Foods Inc. 5.00% 2042	5,000	4,930
British American Tobacco International Finance PLC 2.125% 2017[4]	10,125	10,243
British American Tobacco International Finance PLC 9.50% 2018[4]	15,750	20,752
PepsiCo, Inc. 3.10% 2015	17,000	17,471
PepsiCo, Inc. 2.50% 2016	7,500	7,785
Imperial Tobacco Finance PLC 2.05% 2018[4]	8,050	7,964
Imperial Tobacco Finance PLC 3.50% 2023[4]	4,673	4,360
Del Monte Corp. 7.625% 2019	3,500	3,644
Smithfield Foods, Inc. 7.75% 2017	750	883
Smithfield Foods, Inc. 5.25% 2018[4]	375	394
Smithfield Foods, Inc. 5.875% 2021[4]	300	308
Smithfield Foods, Inc. 6.625% 2022	1,870	1,992
Bonds, notes & other debt instruments
	Principal amount	Value
Consumer staples — Food, beverage & tobacco (continued)	(000)	(000)

Marfrig Holdings (Europe) BV 9.875% 2017[4]	$ 1,715	$ 1,702
Marfrig Overseas Ltd. 9.50% 2020[4]	1,370	1,288
Marfrig Overseas Ltd. 9.50% 2020	125	117
BFF International Ltd. 7.25% 2020[4]	2,500	2,775
Constellation Brands, Inc. 8.375% 2014	550	588
Constellation Brands, Inc. 7.25% 2017	750	876
Constellation Brands, Inc. 6.00% 2022	500	536
Constellation Brands, Inc. 4.25% 2023	400	374
TreeHouse Foods, Inc. 7.75% 2018	1,200	1,260
Cott Beverages Inc. 8.375% 2017	66	69
		644,348

Food & staples retailing 0.61%

Wal-Mart Stores, Inc. 2.875% 2015	11,550	11,916
Wal-Mart Stores, Inc. 2.80% 2016	11,500	12,051
Wal-Mart Stores, Inc. 5.80% 2018	11,095	12,828
Wal-Mart Stores, Inc. 2.55% 2023	11,875	10,854
Wal-Mart Stores, Inc. 4.75% 2043	2,750	2,761
Kroger Co. 7.50% 2014	6,500	6,515
Kroger Co. 3.90% 2015	10,000	10,531
Kroger Co. 6.40% 2017	13,000	14,901
Kroger Co. 5.15% 2043	11,070	10,801
CVS Caremark Corp. 1.20% 2016	2,500	2,504
CVS Caremark Corp. 2.25% 2018	2,500	2,501
CVS Caremark Corp. 4.00% 2023	26,500	26,454
CVS Caremark Corp. 5.30% 2043	4,755	4,919
Delhaize Group 6.50% 2017	16,205	18,207
Tesco PLC 5.50% 2017[4]	12,459	13,817
Rite Aid Corp. 10.25% 2019	40	45
Rite Aid Corp. 8.00% 2020	2,000	2,260
Ingles Markets, Inc. 5.75% 2023	1,600	1,576
		165,441

Household & personal products 0.00%

Procter & Gamble Co. 3.50% 2015	150	155

Industrials 2.99%
Capital goods 1.59%

General Electric Co. 0.85% 2015	13,000	13,066
General Electric Capital Corp., Series A, 2.25% 2015	19,500	20,106
General Electric Capital Corp. 1.50% 2016	6,718	6,793
General Electric Capital Corp. 2.95% 2016	2,790	2,922
General Electric Capital Corp. 2.30% 2017	5,000	5,142
General Electric Corp. 5.25% 2017	4,377	4,957
General Electric Capital Corp., Series A, 6.00% 2019	14,923	17,521
General Electric Co. 2.70% 2022	15,500	14,513
General Electric Capital Corp. 3.10% 2023	33,100	31,415
General Electric Co. 4.125% 2042	4,000	3,696
Volvo Treasury AB 5.95% 2015[4]	53,193	56,308
Associated Materials, LLC and AMH New Finance, Inc. 9.125% 2017	24,565	26,346
Ply Gem Industries, Inc. 9.375% 2017	1,980	2,148
Ply Gem Industries, Inc. 8.25% 2018	18,012	19,273
Bonds, notes & other debt instruments
	Principal amount	Value
Industrials — Capital goods (continued)	(000)	(000)

JELD-WEN Escrow Corp. 12.25% 2017[4]	$18,700	$ 21,318
European Aeronautic Defence and Space Company 2.70% 2023[4]	21,400	19,502
Nortek Inc. 10.00% 2018	8,000	8,870
Nortek Inc. 8.50% 2021	8,645	9,617
United Technologies Corp. 1.80% 2017	3,660	3,718
United Technologies Corp. 4.50% 2042	14,195	13,788
US Investigations Services, Inc., Term Loan B, 4.75% 2015[1,2,3]	515	515
US Investigations Services, Inc., Term Loan D, 7.75% 2015[1,2,3]	4,872	4,862
US Investigations Services, Inc. 10.50% 2015[4]	7,200	6,462
US Investigations Services, Inc. 11.75% 2016[4]	6,610	4,693
DAE Aviation Holdings, Inc. 11.25% 2015[4]	12,558	12,613
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B, 6.25% 2018[1,2,3]	2,242	2,266
DAE Aviation Holdings, Inc., Term Loan B2, 6.25% 2018[1,2,3]	1,016	1,027
BAE Systems Holdings Inc. 4.95% 2014[4]	13,505	13,740
HD Supply, Inc. 11.50% 2020	10,675	12,770
Euramax International, Inc. 9.50% 2016	12,510	12,604
Honeywell International Inc. 5.00% 2019	8,725	9,851
Beechcraft Holdings, LLC., Term Loan, 5.75% 2020[1,2,3]	8,585	8,685
BE Aerospace, Inc. 5.25% 2022	7,635	7,788
Builders Firstsource 7.625% 2021[4]	7,100	7,437
Raytheon Co. 6.75% 2018	4,030	4,774
ABB Finance (USA) Inc. 2.875% 2022	4,500	4,254
Silver II Borrower S.C.A./Silver II U.S. Holdings, LLC 7.75% 2020[4]	3,650	3,887
Esterline Technologies Corp. 7.00% 2020	3,475	3,770
Safway Group Holding 7.00% 2018[4]	2,000	2,120
Odebrecht Finance Ltd 7.125% 2042[4]	1,925	1,788
Precision Castparts Corp. 1.25% 2018	1,300	1,266
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 0.022% 2014[1,2,3]	1,637	893
		429,084

Transportation 1.24%

Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 2016[2]	1,839	1,901
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017[2]	60	64
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[2]	539	574
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[2]	34	36
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[2]	9,435	10,055
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[2]	15,056	16,157
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[2]	209	223
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[2]	7,438	8,142
Continental Airlines, Inc., Series 1999-1, Class B, 6.795% 2020[2]	4,053	4,321
Continental Airlines, Inc., Series 1999-2, Class A-1, 7.256% 2021[2]	236	263
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 2021[2,4]	738	772
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[2]	10,706	11,750
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[2]	3,694	3,927
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[2]	11,976	13,586
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[2]	9,695	11,095
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[2]	673	713
Burlington Northern Santa Fe LLC 7.00% 2014	125	126
Burlington Northern Santa Fe LLC 5.65% 2017	12,500	14,025
Burlington Northern Santa Fe LLC 5.75% 2018	6,535	7,454
Burlington Northern Santa Fe LLC 3.60% 2020	7,500	7,610
Burlington Northern Santa Fe LLC 3.45% 2021	2,800	2,766
Burlington Northern Santa Fe LLC 3.05% 2022	4,500	4,221
Bonds, notes & other debt instruments
	Principal amount	Value
Industrials — Transportation (continued)	(000)	(000)

Burlington Northern Santa Fe LLC 3.00% 2023	$11,430	$ 10,648
Burlington Northern Santa Fe LLC 3.85% 2023	4,100	4,034
Burlington Northern Santa Fe LLC 4.45% 2043	6,450	5,850
Northwest Airlines, Inc., Term Loan A, 2.00% 2018[1,2,3]	45,504	42,319
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[2]	1,414	1,594
Union Pacific Corp. 5.125% 2014	8,430	8,473
Union Pacific Corp. 5.75% 2017	12,250	13,920
Union Pacific Corp. 4.00% 2021	12,500	13,047
Union Pacific Corp. 4.821% 2044[4]	2,395	2,320
Navios Maritime Holdings Inc. and Navios Maritime Finance II (US) Inc. 8.125% 2019	10,490	10,831
Navios Logistics Finance (US) Inc., 9.25% 2019	375	406
Navios Maritime Acquisition Corporation and Navios Acquisition Finance (US) Inc. 8.125% 2021[4]	8,080	8,282
Navios Maritime Holdings Inc. 7.375% 2022[4]	12,250	12,342
Norfolk Southern Corp. 5.75% 2016	3,390	3,705
Norfolk Southern Corp. 3.00% 2022	15,250	14,412
Canadian National Railway Co. 1.45% 2016	6,090	6,137
Canadian National Railway Co. 2.85% 2021	10,000	9,619
Brunswick Rail Finance Ltd. 6.50% 2017[4]	4,790	4,890
Brunswick Rail Finance Ltd. 6.50% 2017	4,610	4,706
CSX Corp. 7.375% 2019	7,500	9,104
CEVA Group PLC 11.625% 2016[4]	5,715	6,029
CEVA Group PLC 8.375% 2017[4]	209	220
Red de Carreteras de Occidente 9.00% 2028[2]	MXN61,570	4,268
Far East Capital Limited SA 8.00% 2018[4]	$ 1,415	1,262
Far East Capital Limited SA 8.75% 2020[4]	2,835	2,526
TRAC Intermodal 11.00% 2019	2,950	3,385
ENA Norte Trust 4.95% 2028[2,4]	3,329	3,229
Avianca Holdings SA, 8.375% 2020[4]	1,925	2,002
Watco Companies 6.375% 2023[4]	2,005	1,995
American Airlines, Inc., Series 2013-2, Class A, 4.95% 2024[2,4]	1,875	1,973
ERAC USA Finance Co. 5.625% 2042[4]	1,000	1,022
Eletson Holdings Inc. 9.625% 2022[4]	900	927
HDTFS Inc. 5.875% 2020	800	833
		336,091

Commercial & professional services 0.16%

R.R. Donnelley & Sons Co. 7.25% 2018	4,075	4,646
R.R. Donnelley & Sons Co. 7.00% 2022	7,200	7,776
Republic Services, Inc. 3.80% 2018	2,000	2,119
Republic Services, Inc. 5.00% 2020	5,000	5,484
Republic Services, Inc. 3.55% 2022	500	482
Republic Services, Inc. 5.70% 2041	2,000	2,141
Waste Management, Inc. 2.60% 2016	3,330	3,439
Waste Management, Inc. 4.60% 2021	5,455	5,814
Iron Mountain Inc. 5.75% 2024	6,000	5,595
Nielsen Finance LLC and Nielsen Finance Co. 5.50% 2021[4]	3,500	3,561
ADS Waste Escrow 8.25% 2020	650	709
		41,766

Health care 2.90%
Pharmaceuticals, biotechnology & life sciences 1.47%

AbbVie Inc. 1.75% 2017	13,250	13,234
AbbVie Inc. 2.90% 2022	60,170	56,258
AbbVie Inc. 4.40% 2042	5,000	4,664
inVentiv Health Inc. 9.00% 2018[4]	13,965	14,663
inVentiv Health Inc. 11.00% 2018[4]	19,255	17,089
inVentiv Health Inc. 11.00% 2018[4]	7,555	6,724
Roche Holdings, Inc. 6.00% 2019[4]	13,666	16,014
Roche Holdings, Inc. 7.00% 2039[4]	15,860	20,912
Schering-Plough Corp. 6.00% 2017	5,300	6,130
Merck & Co., Inc. 2.80% 2023	24,590	22,773
Gilead Sciences, Inc. 2.40% 2014	7,215	7,336
Gilead Sciences, Inc. 4.40% 2021	7,500	8,012
Gilead Sciences, Inc. 5.65% 2041	8,905	9,916
VPI Escrow Corp. 6.75% 2018[4]	4,650	5,132
VPI Escrow Corp. 6.375% 2020[4]	13,280	14,060
VPI Escrow Corp. 5.625% 2021[4]	2,560	2,579
VPI Escrow Corp. 7.50% 2021[4]	3,080	3,396
GlaxoSmithKline Capital Inc. 5.65% 2018	15,000	17,276
GlaxoSmithKline Capital Inc. 2.80% 2023	5,150	4,771
GlaxoSmithKline Capital Inc. 4.20% 2043	1,250	1,143
Thermo Fisher Scientific Inc. 1.30% 2017	14,130	14,078
Thermo Fisher Scientific Inc. 2.40% 2019	2,405	2,384
Thermo Fisher Scientific Inc. 4.15% 2024	5,000	4,954
Biogen Idec Inc. 6.875% 2018	17,000	20,052
Amgen Inc. 2.50% 2016	13,025	13,489
Amgen Inc. 5.375% 2043	1,845	1,895
INC Research LLC 11.50% 2019[4]	13,145	14,690
Pfizer Inc. 6.20% 2019	10,000	11,862
Forest Laboratories, Inc. 5.00% 2021[4]	11,115	11,184
Novartis Capital Corp. 4.125% 2014	11,025	11,068
Sanofi 0.557% 2014[1]	10,000	10,016
Teva Pharmaceutical Financial IV LLC, 2.25% 2020	670	637
Teve Pharmaceutical Finance Company BV, 2.95% 2022	9,350	8,468
Patheon Inc., Term Loan B1, 7.25% 2018[1,2,3]	8,499	8,591
Johnson & Johnson 0.331% 2014[1]	5,000	5,001
PRA Holdings, Inc. 9.50% 2023[4]	4,380	4,687
Endo Pharmaceuticals Holdings Inc. 5.75% 2022[4]	3,020	3,043
		398,181

Health care equipment & services 1.43%

Express Scripts Inc. 2.75% 2014	14,500	14,783
Medco Health Solutions, Inc. 2.75% 2015	10,310	10,647
Express Scripts Inc. 3.125% 2016	16,127	16,841
Express Scripts Inc. 2.65% 2017	16,945	17,472
Express Scripts Inc. 3.90% 2022	10,320	10,333
UnitedHealth Group Inc. 0.85% 2015	5,525	5,550
UnitedHealth Group Inc. 1.40% 2017	6,095	6,021
UnitedHealth Group Inc. 6.00% 2017	19,920	22,870
UnitedHealth Group Inc. 1.625% 2019	7,800	7,516
UnitedHealth Group Inc. 2.875% 2023	15,985	14,879
UnitedHealth Group Inc. 5.70% 2040	1,250	1,370
Baxter International Inc. 1.85% 2018	8,030	7,934
Baxter International Inc. 2.40% 2022	2,600	2,358
Baxter International Inc. 3.20% 2023	31,200	29,818
Kinetic Concepts, Inc., Term Loan D1, 4.50% 2018[1,2,3]	1,701	1,716

Bonds, notes & other debt instruments
	Principal amount	Value
Health care — Health care equipment & services (continued)	(000)	(000)

Kinetic Concepts, Inc. 10.50% 2018	$20,815	$ 24,041
Kinetic Concepts, Inc. 12.50% 2019	7,860	8,921
Cardinal Health, Inc. 4.00% 2015	3,990	4,177
Cardinal Health, Inc. 1.90% 2017	3,550	3,559
Cardinal Health, Inc. 1.70% 2018	4,935	4,832
Cardinal Health, Inc. 3.20% 2023	10,925	10,232
Coventry Health Care, Inc. 6.30% 2014	11,395	11,797
Aetna Inc. 1.50% 2017	6,730	6,634
Catalent Pharma Solutions Inc., Term Loan, 6.50% 2017[1,2,3]	3,350	3,400
PTS Acquisition Corp. 9.75% 2017	€8,775	12,572
WellPoint, Inc. 2.30% 2018	$13,940	13,837
Rotech Healthcare Inc., Term Loan A, 5.50% 2018[1,2,3,7]	3,591	3,591
Rotech Healthcare Inc., Term Loan B, 10.00% 2019[1,2,3,7]	2,715	2,715
Rotech Healthcare Inc., Term Loan, 13.00% 2020[12,3,5,7]	5,216	5,216
Tenet Healthcare Corp. 6.00% 2020[4]	9,830	10,279
Tenet Healthcare Corp. 4.50% 2021	1,300	1,237
Symbion Inc. 8.00% 2016	10,050	10,703
DJO Finance LLC 9.75% 2017	6,175	6,314
DJO Finance LLC 7.75% 2018	995	1,017
DJO Finance LLC 8.75% 2018	1,980	2,183
DJO Finance LLC 9.875% 2018	910	983
VWR Funding, Inc. 7.25% 2017	9,190	9,902
Boston Scientific Corp. 6.00% 2020	8,075	9,272
Select Medical Holdings Corp. 6.375% 2021	8,570	8,420
HCA Inc. 6.50% 2020	5,745	6,327
HCA Inc. 5.875% 2023	2,070	2,049
DENTSPLY International Inc. 2.75% 2016	5,620	5,786
Humana Inc. 4.625% 2042	5,350	4,823
Dignity Health 3.125% 2022	4,100	3,665
ConvaTec Finance International SA 8.25% 2019[4,5]	3,500	3,592
Apria Healthcare Group Inc., Term Loan B, 6.75% 2020[1,2,3]	2,814	2,828
Centene Corp. 5.75% 2017	2,565	2,738
IMS Health Inc. 7.375% 2018[4,5]	2,325	2,430
McKesson Corp. 3.25% 2016	1,580	1,647
McKesson Corp. 1.40% 2018	370	356
Catholic Health Initiatives, Series 2012, 1.60% 2017	1,250	1,212
Multiplan Inc. 9.875% 2018[4]	980	1,083
HealthSouth Corp. 5.75% 2024	705	700
		385,178

Telecommunication services 2.83%

Verizon Communications Inc. 1.773% 2016[1]	4,850	5,000
Verizon Communications Inc. 3.00% 2016	24,000	25,039
Verizon Communications Inc. 1.993% 2018[1]	11,150	11,737
Verizon Communications Inc. 8.50% 2018	8,000	10,135
Verizon Communications Inc. 8.75% 2018	3,246	4,156
Verizon Communications Inc. 5.15% 2023	65,240	70,072
Verizon Communications Inc. 6.55% 2043	71,290	83,425
Sprint Nextel Corp. 8.375% 2017	5,075	5,900
Sprint Nextel Corp. 9.125% 2017	9,250	10,915
Sprint Nextel Corp. 7.00% 2020	6,700	7,286
Sprint Nextel Corp. 11.50% 2021	6,550	8,613
Sprint Corp. 7.875% 2023[4]	27,675	29,820
Bonds, notes & other debt instruments
	Principal amount	Value
Telecommunication services (continued)	(000)	(000)

Wind Acquisition SA 11.75% 2017[4]	$27,212	$ 28,981
Wind Acquisition SA 11.75% 2017	€9,600	14,067
Wind Acquisition SA 7.25% 2018[4]	$10,075	10,654
Wind Acquisition SA 7.25% 2018[4]	1,600	1,684
Deutsche Telekom International Finance BV 4.875% 2014	16,250	16,597
Deutsche Telekom International Finance BV 3.125% 2016[4]	15,300	15,943
Deutsche Telekom International Finance BV 2.25% 2017[4]	9,550	9,690
Deutsche Telekom International Finance BV 9.25% 2032	8,744	12,957
Telefónica Emisiones, SAU 3.992% 2016	14,500	15,266
Telefónica Emisiones, SAU 3.192% 2018	30,405	30,982
NII Capital Corp. 10.00% 2016	19,525	10,446
NII Capital Corp. 7.875% 2019[4]	4,825	3,667
NII Capital Corp. 8.875% 2019	9,975	4,339
NII Capital Corp. 11.375% 2019[4]	17,325	14,553
NII Capital Corp. 7.625% 2021	23,655	9,876
Telecom Italia Capital SA 6.999% 2018	13,887	15,449
Telecom Italia Capital SA 7.175% 2019	10,210	11,512
Telecom Italia Capital SA 7.20% 2036	3,179	3,076
Telecom Italia Capital SA 7.721% 2038	11,255	11,311
T-Mobile US, Inc. 6.542% 2020	4,100	4,382
MetroPCS Wireless, Inc. 6.25% 2021[4]	13,425	13,979
MetroPCS Wireless, Inc. 6.625% 2023[4]	18,450	19,119
Leap Wireless International, Inc., Term Loan C, 4.75% 2020[1,2,3]	19,204	19,272
Cricket Communications, Inc. 7.75% 2020	14,200	16,241
Koninklijke KPN NV 8.375% 2030	24,489	31,051
Frontier Communications Corp. 8.125% 2018	1,500	1,721
Frontier Communications Corp. 8.50% 2020	2,950	3,319
Frontier Communications Corp. 9.25% 2021	2,450	2,836
Frontier Communications Corp. 8.75% 2022	1,275	1,422
Frontier Communications Corp. 7.125% 2023	4,575	4,563
Frontier Communications Corp. 7.625% 2024	11,400	11,428
France Télécom 4.375% 2014	11,440	11,658
France Télécom 2.125% 2015	8,730	8,901
France Télécom 4.125% 2021	2,025	2,051
LightSquared, Term Loan B, 12.00% 2014[2,3,5,8]	18,669	22,309
AT&T Inc. 0.90% 2016	10,000	9,954
AT&T Inc. 1.40% 2017	12,015	11,851
Intelsat Jackson Holding Co. 7.25% 2020	3,500	3,846
Intelsat Jackson Holding Co. 6.625% 2022[4]	14,580	15,090
Digicel Group Ltd. 8.25% 2020[4]	9,150	9,527
Digicel Group Ltd. 6.00% 2021[4]	4,100	3,967
América Móvil, SAB de CV 2.375% 2016	3,000	3,102
América Móvil, SAB de CV 5.00% 2020	6,700	7,282
América Móvil, SAB de CV 8.46% 2036	MXN27,000	1,958
Trilogy International Partners, LLC 10.25% 2016[4]	$ 9,250	9,296
Level 3 Communications, Inc. 11.875% 2019	1,000	1,155
		764,428

Utilities 2.76%

MidAmerican Energy Holdings Co., Series D, 5.00% 2014	225	226
MidAmerican Energy Holdings Co. 5.75% 2018	35,700	40,772
Nevada Power Co., General and Refunding Mortgage Notes, Series S, 6.50% 2018	8,025	9,567
Nevada Power Co., General and Refunding Mortgage Notes, Series V, 7.125% 2019	9,940	12,102
Bonds, notes & other debt instruments
	Principal amount	Value
Utilities (continued)	(000)	(000)

NV Energy, Inc 6.25% 2020	$26,198	$30,473
PacifiCorp., First Mortgage Bonds, 2.95% 2023	1,300	1,220
MidAmerican Energy Holdings Co. 3.75% 2023[4]	13,400	13,074
MidAmerican Energy Holdings Co. 5.15% 2043[4]	13,500	13,616
Consumers Energy Co., First Mortgage Bonds, 6.125% 2019	17,750	20,951
CMS Energy Corp. 8.75% 2019	1,875	2,373
CMS Energy Corp. 6.25% 2020	3,106	3,592
Consumers Energy Co. 2.85% 2022	12,500	11,914
CMS Energy Corp. 5.05% 2022	30,864	33,330
National Rural Utilities Cooperative Finance Corp. 10.375% 2018	41,425	56,053
National Rural Utilities Cooperative Finance Corp. 3.40% 2023	4,500	4,356
Niagara Mohawk Power 3.553% 2014[4]	14,850	15,173
National Grid PLC 6.30% 2016	35,805	40,287
PG&E Corp. 5.75% 2014	2,000	2,025
Pacific Gas and Electric Co. 8.25% 2018	4,000	5,005
Pacific Gas and Electric Co. 2.45% 2022	7,500	6,735
Pacific Gas and Electric Co. 3.25% 2023	15,700	14,898
Pacific Gas and Electric Co. 3.85% 2023	2,940	2,925
Pacific Gas and Electric Co. 5.125% 2043	10,140	10,474
CenterPoint Energy Resources Corp. 4.50% 2021	35,031	37,375
Teco Finance, Inc. 6.75% 2015	15,546	16,433
Teco Finance, Inc. 4.00% 2016	2,030	2,153
Teco Finance, Inc. 6.572% 2017	376	435
Teco Finance, Inc. 5.15% 2020	9,477	10,396
Tampa Electric Co. 2.60% 2022	1,900	1,752
Tampa Electric Co. 4.10% 2042	5,060	4,554
FirstEnergy Corp., Series A, 2.75% 2018	18,500	18,187
Cleveland Electric Illuminating Co. 8.875% 2018	12,864	16,280
Iberdrola Finance Ireland 3.80% 2014[4]	13,099	13,364
Scottish Power PLC 5.375% 2015	12,000	12,579
Iberdrola Finance Ireland 5.00% 2019[4]	4,000	4,307
Progress Energy, Inc. 6.05% 2014	2,100	2,123
Progress Energy, Inc. 7.05% 2019	8,840	10,602
Duke Energy Corp. 3.95% 2023	4,800	4,803
Progress Energy, Inc. 7.00% 2031	750	906
Progress Energy, Inc. 7.75% 2031	3,920	5,049
Duke Energy Indiana, Inc. 4.90% 2043	5,860	6,072
Ohio Power Co., Series H, 4.85% 2014	5,965	5,974
American Electric Power Co. 1.65% 2017	7,900	7,744
American Electric Power Co. 2.95% 2022	16,621	15,376
Public Service Co. of Colorado 5.80% 2018	9,606	11,125
Public Service Co. of Colorado 3.20% 2020	5,000	5,027
Xcel Energy Inc. 4.70% 2020	500	549
Northern States Power Co., First Mortgage Bonds, 7.125% 2025	6,875	8,550
Virginia Electric and Power Co., Series B, 5.95% 2017	10,000	11,536
Virginia Electric and Power Co. 1.20% 2018	9,600	9,325
Virginia Electric and Power Co. 2.95% 2022	3,535	3,416
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 2017[4]	12,000	13,725
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 2017	2,700	3,088
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2021[4]	1,055	1,175
Abu Dhabi National Energy Co. PJSC (TAQA) 3.625% 2023[4]	610	570
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036	1,500	1,729
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[4]	1,000	1,153
Bonds, notes & other debt instruments
	Principal amount	Value
Utilities (continued)	(000)	(000)

E.ON International Finance BV 5.80% 2018[4]	$16,500	$ 18,898
Entergy Corp. 4.70% 2017	9,900	10,649
Entergy Arkansas, INC 3.05% 2023	6,100	5,690
Enel Finance International SA 3.875% 2014[4]	1,235	1,262
Enel Finance International SA 5.125% 2019[4]	2,000	2,137
Enel Società per Azioni 8.75% 2073[1,4]	9,500	10,355
Veolia Environnement 6.00% 2018	10,530	11,955
AES Corp. 7.75% 2015	6,575	7,298
AES Corp. 8.00% 2020	2,350	2,761
TXU, Term Loan, 3.739% 2017[1,2,3]	14,373	9,928
Midwest Generation, LLC, Series B, 8.56% 2016[2,8]	7,968	9,164
CEZ, a s 4.25% 2022[4]	7,230	7,259
Israel Electric Corp. Ltd. 8.10% 2096[4]	6,250	6,299
Colbun SA 6.00% 2020[4]	5,400	5,814
PSEG Power LLC 2.75% 2016	3,140	3,253
Public Service Electric and Gas Co., Series E, 5.30% 2018	2,190	2,476
Consolidated Edison Company of New York, Inc. Series 2013-A, 3.95% 2043	5,280	4,660
Empresa Nacional de Electricidad SA 8.625% 2015	3,000	3,320
Comision Federal de Electricidad 4.875% 2024[4]	2,500	2,488
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[2,4]	1,553	1,644
		745,883

Materials 1.67%

Xstrata Canada Financial Corp. 2.05% 2015[1,4]	2,000	2,026
Xstrata Canada Financial Corp. 3.60% 2017[4]	9,750	10,174
Glencore Xstrata LLC 1.604% 2019[1,4]	19,275	18,796
Glencore Xstrata LLC 2.50% 2019[4]	12,500	12,112
Xstrata Canada Financial Corp. 4.95% 2021[4]	20,315	20,584
Xstrata Canada Financial Corp. 4.25% 2022[1,4]	2,600	2,480
Glencore Xstrata LLC 4.125% 2023[4]	21,985	20,552
Xstrata Canada Financial Corp. 5.55% 2042[1,4]	1,000	927
BHP Billiton Finance (USA) Ltd. 5.50% 2014	8,795	8,908
BHP Billiton Finance (USA) Ltd. 5.00% 2043	38,780	39,439
Rio Tinto Finance (USA) Ltd. 1.375% 2016	2,000	2,032
Rio Tinto Finance (USA) Ltd. 2.25% 2016	10,500	10,813
Rio Tinto Finance (USA) Ltd. 1.625% 2017	11,000	11,001
Rio Tinto Finance (USA) Ltd. 9.00% 2019	10,170	13,286
FMG Resources 7.00% 2015[4]	1,827	1,899
FMG Resources 6.00% 2017[4]	16,255	17,352
FMG Resources 6.875% 2018[4]	8,365	8,825
FMG Resources 8.25% 2019[4]	2,350	2,647
FMG Resources 6.875% 2022[4]	4,625	5,064
Mosaic Co. 4.25% 2023	15,200	15,017
Mosaic Co. 5.625% 2043	9,955	10,101
Reynolds Group Inc. 9.875% 2019	1,480	1,654
Reynolds Group Inc. 5.75% 2020	16,785	17,205
Inmet Mining Corp. 8.75% 2020[4]	11,480	12,513
Inmet Mining Corp. 7.50% 2021[4]	5,575	5,854
Newcrest Finance Pty Ltd. 4.45% 2021[4]	20,625	17,162
ArcelorMittal 5.00% 2017[1]	500	539
ArcelorMittal 6.00% 2021[1]	1,875	1,997
ArcelorMittal 6.75% 2022[1]	2,375	2,595
ArcelorMittal 7.25% 2041[1]	12,095	11,611
Bonds, notes & other debt instruments
	Principal amount	Value
Materials (continued)	(000)	(000)

Cliffs Natural Resources Inc. 3.95% 2018	$ 2,500	$ 2,526
Cliffs Natural Resources Inc. 4.875% 2021	12,075	11,746
Cliffs Natural Resources Inc. 6.25% 2040	1,725	1,470
Teck Resources Ltd. 4.75% 2022	10,320	10,422
Teck Resources Ltd. 6.25% 2041	1,750	1,742
Teck Resources Ltd. 5.40% 2043	250	228
CEMEX SAB de CV 5.875% 2019[4]	6,000	6,030
CEMEX España, SA 9.25% 2020[4]	1,126	1,241
CEMEX Finance LLC 9.375% 2022[4]	4,075	4,615
E.I. du Pont de Nemours and Co. 5.25% 2016	500	561
E.I. du Pont de Nemours and Co. 2.80% 2023	10,000	9,162
Ecolab Inc. 3.00% 2016	7,320	7,674
Ecolab Inc. 5.50% 2041	750	803
JMC Steel Group Inc. 8.25% 2018[4]	8,075	8,176
Dow Chemical Co. 5.70% 2018	1,004	1,148
Dow Chemical Co. 3.00% 2022	7,500	6,997
International Paper Co. 7.95% 2018	4,500	5,469
International Paper Co. 4.75% 2022	1,500	1,573
Ryerson Inc. 9.00% 2017	400	425
Ryerson Inc. 11.25% 2018	6,075	6,470
Packaging Corp. of America 4.50% 2023	6,085	6,103
LSB Industries, Inc. 7.75% 2019[4]	5,000	5,275
Walter Energy, Inc. 9.50% 2019[4]	3,250	3,445
Walter Energy, Inc. 9.875% 2020	1,525	1,327
Taminco Global Chemical Corp. 9.75% 2020[4]	3,750	4,275
Smurfit Capital Funding PLC 7.50% 2025	3,345	3,675
Holcim Ltd. 6.00% 2019[4]	1,607	1,818
Holcim Ltd. 5.15% 2023[4]	1,665	1,710
Inversiones CMPC SA 4.375% 2023[4]	3,000	2,807
Barrick Gold Corp. 3.85% 2022	3,000	2,703
Yara International ASA 7.875% 2019[4]	2,175	2,628
Newpage Corp., Term Loan B, 7.75% 2018[1,2,3]	2,485	2,544
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV), Term Loan B, 4.75% 2020[1,2,3]	1,190	1,200
U.S. Coatings Acquisition Inc. (Flash Dutch 2 BV) 7.375% 2021[4]	1,250	1,339
Ball Corp. 5.75% 2021	1,850	1,956
Ball Corp. 5.00% 2022	530	527
Georgia-Pacific Corp. 5.40% 2020[4]	2,000	2,235
OMNOVA Solutions Inc. 7.875% 2018	2,000	2,160
PQ Corp. 8.75% 2018[4]	1,375	1,502
Caraustar, Term Loan, 7.50% 2019[1,2,3]	1,381	1,418
Graphic Packaging International, Inc. 4.75% 2021	1,420	1,409
Potash Corp. of Saskatchewan Inc. 5.875% 2036	1,250	1,346
Georgia Gulf Corp. 4.625% 2021[4]	250	246
Georgia Gulf Corp. 4.875% 2023[4]	1,065	1,010
Packaging Dynamics Corp. 8.75% 2016[4]	985	1,015
Praxair, Inc. 4.625% 2015	500	525
		449,841

Information technology 0.86%
Software & services 0.60%

First Data Corp., Term Loan 1L, 4.164% 2017[1,2,3]	5,000	5,016
First Data Corp. 8.25% 2021[4]	2,843	3,038
First Data Corp. 11.75% 2021[4]	46,330	49,110

Bonds, notes & other debt instruments
	Principal amount	Value
Information technology — Software & services (continued)	(000)	(000)

First Data Corp. 11.75% 2021[4]	$ 7,100	$ 7,526
First Data Corp. 12.625% 2021	11,595	13,668
First Data Corp. 8.75% 2022[1,4,5]	6,077	6,518
International Business Machines Corp. 2.00% 2016	12,500	12,835
International Business Machines Corp. 1.625% 2020	19,750	18,525
International Business Machines Corp. 3.375% 2023	1,000	975
SRA International, Inc., Term Loan B, 6.50% 2018[1,2,3]	12,787	12,686
SRA International, Inc. 11.00% 2019	12,080	12,624
SunGard Data Systems Inc. 7.375% 2018	3,915	4,155
SunGard Data Systems Inc. 7.625% 2020	5,436	5,952
Oracle Corp. 2.375% 2019	3,500	3,533
Oracle Corp 3.625% 2023	2,195	2,178
eBay Inc. 1.35% 2017	2,300	2,288
Compucom Systems Inc., 7.00% 2021[4]	700	698
		161,325

Semiconductors & semiconductor equipment 0.13%

Freescale Semiconductor, Inc. 10.75% 2020	4,470	5,096
Freescale Semiconductor, Inc. 5.00% 2021[4]	12,220	11,914
Freescale Semiconductor, Inc. 6.00% 2022[4]	5,250	5,329
Samsung Electronics America, Inc. 1.75% 2017[4]	7,400	7,356
National Semiconductor Corp. 6.60% 2017	6,000	7,015
		36,710

Technology hardware & equipment 0.13%

Xerox Corp. 2.95% 2017	11,535	11,846
Xerox Corp. 2.75% 2019	5,000	4,959
Alcatel-Lucent USA Inc. 4.625% 2017[4]	8,475	8,528
Alcatel-Lucent USA Inc. 6.75% 2020[4]	225	234
Alcatel-Lucent USA Inc. 8.875% 2020[4]	5,335	5,975
Hewlett-Packard Co. 0.638% 2014[1]	2,000	2,001
Hughes Satellite Systems Corp. 7.625% 2021	575	644
		34,187

Total corporate bonds, notes & loans		8,745,341

U.S. Treasury bonds & notes 29.80%
U.S. Treasury 24.38%

U.S. Treasury 0.25% 2015	149,000	148,680
U.S. Treasury 0.25% 2015	20,000	19,973
U.S. Treasury 0.375% 2015[9]	36,390	36,446
U.S. Treasury 0.25% 2016	18,325	18,214
U.S. Treasury 0.25% 2016	6,000	5,969
U.S. Treasury 0.625% 2016	352,500	351,069
U.S. Treasury 0.625% 2016	227,000	227,275
U.S. Treasury 0.875% 2016	259,250	260,800
U.S. Treasury 1.00% 2016	394,375	397,794
U.S. Treasury 1.50% 2016[9]	477,500	488,540
U.S. Treasury 1.50% 2016	58,095	59,422
U.S. Treasury 1.75% 2016	25,000	25,726
U.S. Treasury 5.125% 2016	16,300	18,066
U.S. Treasury 7.50% 2016	45,000	53,648
Bonds, notes & other debt instruments
	Principal amount	Value
U.S. Treasury bonds & notes — U.S. Treasury (continued)	(000)	(000)

U.S. Treasury 0.75% 2017	$ 25,000	$ 24,737
U.S. Treasury 0.875% 2017	128,350	127,969
U.S. Treasury 1.00% 2017	776,901	778,688
U.S. Treasury 4.625% 2017	50,000	55,771
U.S. Treasury 8.75% 2017	25,000	31,432
U.S. Treasury 1.25% 2018	276,450	270,393
U.S. Treasury 1.25% 2018	116,500	114,156
U.S. Treasury 1.375% 2018	6,885	6,798
U.S. Treasury 1.50% 2018	500	497
U.S. Treasury 2.375% 2018	20,000	20,755
U.S. Treasury 1.00% 2019	100,000	94,328
U.S. Treasury 1.125% 2019	80,000	76,759
U.S. Treasury 1.25% 2019	60,000	58,097
U.S. Treasury 2.00% 2020	22,000	21,392
U.S. Treasury 2.375% 2020	7,600	7,562
U.S. Treasury 3.625% 2021	67,000	72,229
U.S. Treasury 8.00% 2021	500	694
U.S. Treasury 1.625% 2022	469,893	423,529
U.S. Treasury 1.625% 2022	74,553	67,634
U.S. Treasury 1.75% 2023	61,225	55,089
U.S. Treasury 2.00% 2023	93,929	86,987
U.S. Treasury 2.50% 2023	896,740	859,606
U.S. Treasury 2.75% 2023	257,850	251,827
U.S. Treasury 6.875% 2025	77,500	105,346
U.S. Treasury 6.00% 2026	23,325	29,726
U.S. Treasury 6.50% 2026	17,800	23,732
U.S. Treasury 6.125% 2029	15,800	20,708
U.S. Treasury 4.50% 2036	63,707	70,675
U.S. Treasury 3.50% 2039	6,500	6,100
U.S. Treasury 3.75% 2041	15,000	14,569
U.S. Treasury 2.75% 2042	11,150	8,802
U.S. Treasury 2.75% 2042	4,250	3,347
U.S. Treasury 3.00% 2042	8,951	7,477
U.S. Treasury 3.125% 2042	14,800	12,712
U.S. Treasury 2.875% 2043	343,745	277,495
U.S. Treasury 3.125% 2043	3,250	2,772
U.S. Treasury 3.625% 2043	277,225	260,785
U.S. Treasury 3.75% 2043	127,150	122,414
		6,585,211

U.S. Treasury inflation-protected securities[10] 5.42%

U.S. Treasury Inflation-Protected Security 2.00% 2014	387,359	387,244
U.S. Treasury Inflation-Protected Security 2.00% 2014	86,737	88,692
U.S. Treasury Inflation-Protected Security 0.50% 2015	125,054	127,882
U.S. Treasury Inflation-Protected Security 1.625% 2015	137,446	141,665
U.S. Treasury Inflation-Protected Security 1.875% 2015	36,030	38,000
U.S. Treasury Inflation-Protected Security 2.375% 2017	40,537	44,630
U.S. Treasury Inflation-Protected Security 0.125% 2018	124,280	126,785
U.S. Treasury Inflation-Protected Security 1.375% 2020	12,961	13,921
U.S. Treasury Inflation-Protected Security 0.625% 2021	15,016	15,242
U.S. Treasury Inflation-Protected Security 0.125% 2022	17,490	16,749
U.S. Treasury Inflation-Protected Security 0.125% 2023	32,583	30,757
U.S. Treasury Inflation-Protected Security 0.375% 2023	96,539	93,044
Bonds, notes & other debt instruments
	Principal amount	Value
U.S. Treasury bonds & notes — U.S. Treasury inflation-protected securities[10] (continued)	(000)	(000)

U.S. Treasury Inflation-Protected Security 2.00% 2026	$ 28,243	$ 31,281
U.S. Treasury Inflation-Protected Security 1.75% 2028	9,365	10,022
U.S. Treasury Inflation-Protected Security 0.75% 2042	116,447	93,584
U.S. Treasury Inflation-Protected Security 0.625% 2043	268,345	206,226
		1,465,724
Total U.S. Treasury bonds & notes		8,050,935

Mortgage-backed obligations 22.53%
Federal agency mortgage-backed obligations[2] 17.65%

Fannie Mae 3.417% 2017[1]	3,960	4,209
Fannie Mae, Series 2002-15, Class PG, 6.00% 2017	1,101	1,157
Fannie Mae 5.50% 2019	36	38
Fannie Mae 5.50% 2020	3,456	3,677
Fannie Mae 5.50% 2020	475	510
Fannie Mae 11.054% 2020[1]	41	45
Fannie Mae 5.00% 2023	2,302	2,475
Fannie Mae 5.50% 2023	13,457	14,567
Fannie Mae 5.50% 2023	13,122	14,215
Fannie Mae 6.00% 2023	324	356
Fannie Mae 4.50% 2024	7,355	7,848
Fannie Mae 6.00% 2024	3,386	3,706
Fannie Mae 4.50% 2025	9,309	9,926
Fannie Mae 4.50% 2025	5,781	6,165
Fannie Mae 4.50% 2025	5,711	6,089
Fannie Mae, Series 2001-4, Class GA, 9.533% 2025[1]	122	141
Fannie Mae, Series 2001-4, Class NA, 10.65% 2025[1]	184	204
Fannie Mae 2.461% 2026[1]	269	282
Fannie Mae 6.00% 2026	8,545	9,350
Fannie Mae 2.50% 2027	27,427	27,246
Fannie Mae 2.50% 2027	19,574	19,445
Fannie Mae 2.50% 2027	14,153	14,060
Fannie Mae 2.50% 2027	13,976	13,884
Fannie Mae 2.50% 2027	13,860	13,768
Fannie Mae 2.50% 2027	13,795	13,704
Fannie Mae 2.50% 2027	12,193	12,113
Fannie Mae 2.50% 2027	7,774	7,705
Fannie Mae 2.50% 2027	5,540	5,491
Fannie Mae 2.50% 2027	4,566	4,536
Fannie Mae 2.50% 2027	3,192	3,164
Fannie Mae 2.50% 2027	2,403	2,382
Fannie Mae 2.50% 2027	2,186	2,171
Fannie Mae 2.50% 2027	1,845	1,829
Fannie Mae 2.50% 2027	1,647	1,633
Fannie Mae 2.50% 2027	1,511	1,497
Fannie Mae 2.50% 2027	910	902
Fannie Mae 2.50% 2027	742	735
Fannie Mae 2.50% 2027	734	727
Fannie Mae 3.00% 2027	66,382	67,943
Fannie Mae 3.00% 2027	58,886	60,270
Fannie Mae 3.00% 2027	23,666	24,222
Fannie Mae 3.00% 2027	23,166	23,708
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations — Federal agency mortgage-backed obligations[2] (continued)	(000)	(000)

Fannie Mae 3.00% 2027	$20,185	$ 20,659
Fannie Mae 5.50% 2027	3,263	3,586
Fannie Mae 2.50% 2028	26,434	26,200
Fannie Mae 2.50% 2028	13,830	13,709
Fannie Mae 2.50% 2028	7,503	7,436
Fannie Mae 2.50% 2028	1,985	1,970
Fannie Mae 2.50% 2028	1,981	1,966
Fannie Mae 2.50% 2028	1,980	1,965
Fannie Mae 2.50% 2028	1,979	1,965
Fannie Mae 2.50% 2028	1,979	1,965
Fannie Mae 2.50% 2028	1,980	1,963
Fannie Mae 2.50% 2028	1,973	1,959
Fannie Mae 2.50% 2028	990	983
Fannie Mae 2.50% 2028	987	980
Fannie Mae 2.50% 2028	985	978
Fannie Mae 2.50% 2028	982	974
Fannie Mae 2.50% 2028	973	966
Fannie Mae 3.00% 2028	99,051	101,376
Fannie Mae 6.00% 2028	1,951	2,132
Fannie Mae 6.00% 2028	1,036	1,134
Fannie Mae, Series 1998-W5, Class B3, 6.50% 2028	1,121	1,112
Fannie Mae 2.50% 2029	75,899	75,140
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029	266	312
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031	2,226	2,457
Fannie Mae, Series 2001-20, Class E, 9.572% 2031[1]	26	29
Fannie Mae 6.50% 2032	124	133
Fannie Mae 4.50% 2034	32,928	35,079
Fannie Mae 6.50% 2034	500	542
Fannie Mae, Series 2005-68, Class PG, 5.50% 2035	2,512	2,779
Fannie Mae, Series 2006-51, Class PO, principal only, 0% 2036	3,380	3,144
Fannie Mae, Series 2006-32, Class OA, principal only, 0% 2036	2,748	2,532
Fannie Mae, Series 2006-96, Class OP, principal only, 0% 2036	813	733
Fannie Mae, Series 2006-101, Class PC, 5.50% 2036	2,400	2,632
Fannie Mae, Series 2006-106, Class HG, 6.00% 2036	8,522	9,412
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	5,488	6,067
Fannie Mae 6.50% 2036	4,210	4,683
Fannie Mae 6.50% 2036	2,850	3,267
Fannie Mae 7.00% 2036	762	866
Fannie Mae 7.00% 2036	480	544
Fannie Mae 7.50% 2036	359	410
Fannie Mae 8.00% 2036	416	477
Fannie Mae 1.844% 2037[1]	2,969	3,099
Fannie Mae 2.233% 2037[1]	2,452	2,606
Fannie Mae 2.344% 2037[1]	4,443	4,724
Fannie Mae 2.527% 2037[1]	4,740	5,041
Fannie Mae, Series 2007-40, Class PT, 5.50% 2037	8,281	9,019
Fannie Mae 6.00% 2037	2,439	2,631
Fannie Mae 6.00% 2037	1,013	1,093
Fannie Mae 6.00% 2037	840	931
Fannie Mae 6.00% 2037	604	670
Fannie Mae 6.00% 2037	390	432
Fannie Mae 6.50% 2037	3,848	4,249
Fannie Mae 6.50% 2037	2,443	2,672
Fannie Mae 6.50% 2037	2,332	2,586
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations — Federal agency mortgage-backed obligations[2] (continued)	(000)	(000)

Fannie Mae 6.50% 2037	$ 344	$ 384
Fannie Mae 7.00% 2037	1,302	1,465
Fannie Mae 7.00% 2037	1,298	1,461
Fannie Mae 7.00% 2037	996	1,119
Fannie Mae 7.00% 2037	243	265
Fannie Mae 7.00% 2037	168	186
Fannie Mae 7.00% 2037	121	132
Fannie Mae 7.50% 2037	413	472
Fannie Mae 7.50% 2037	390	446
Fannie Mae 7.50% 2037	317	363
Fannie Mae 7.50% 2037	303	346
Fannie Mae 7.50% 2037	246	281
Fannie Mae 7.50% 2037	181	207
Fannie Mae 7.50% 2037	166	190
Fannie Mae 7.50% 2037	124	141
Fannie Mae 7.50% 2037	122	140
Fannie Mae 7.50% 2037	110	125
Fannie Mae 7.50% 2037	109	125
Fannie Mae 7.50% 2037	67	70
Fannie Mae 7.50% 2037	26	30
Fannie Mae 8.00% 2037	119	137
Fannie Mae 2.63% 2038[1]	2,039	2,168
Fannie Mae 3.568% 2038[1]	4,308	4,582
Fannie Mae 5.337% 2038[1]	383	409
Fannie Mae 5.50% 2038	58	64
Fannie Mae 6.00% 2038	2,235	2,474
Fannie Mae 6.50% 2038	66,160	74,673
Fannie Mae 3.517% 2039[1]	2,956	3,144
Fannie Mae 3.587% 2039[1]	7,560	7,940
Fannie Mae 3.63% 2039[1]	1,815	1,927
Fannie Mae 3.724% 2039[1]	359	378
Fannie Mae 3.779% 2039[1]	929	980
Fannie Mae 3.79% 2039[1]	1,939	2,036
Fannie Mae 3.876% 2039[1]	2,580	2,724
Fannie Mae 3.935% 2039[1]	800	842
Fannie Mae 3.94% 2039[1]	1,205	1,278
Fannie Mae 3.962% 2039[1]	905	962
Fannie Mae 3.987% 2039[1]	4,651	4,946
Fannie Mae 4.50% 2039	21,590	22,928
Fannie Mae 5.00% 2039	18,454	20,183
Fannie Mae 5.50% 2039	15,194	16,712
Fannie Mae 5.50% 2039	2,340	2,578
Fannie Mae 3.207% 2040[1]	20,789	21,847
Fannie Mae 3.599% 2040[1]	3,786	4,027
Fannie Mae 4.00% 2040	6,227	6,430
Fannie Mae 4.194% 2040[1]	1,238	1,312
Fannie Mae 4.395% 2040[1]	4,412	4,687
Fannie Mae 4.50% 2040	4,869	5,170
Fannie Mae 4.50% 2040	359	381
Fannie Mae 5.00% 2040	2,236	2,440
Fannie Mae 5.50% 2040	10,161	11,222
Fannie Mae 5.50% 2040	1,084	1,194
Fannie Mae 2.923% 2041[1]	2,892	2,989
Fannie Mae 3.51% 2041[1]	1,486	1,541
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations — Federal agency mortgage-backed obligations[2] (continued)	(000)	(000)

Fannie Mae 3.556% 2041[1]	$ 9,689	$ 10,072
Fannie Mae 3.771% 2041[1]	4,326	4,615
Fannie Mae 4.00% 2041	10,798	11,148
Fannie Mae 4.00% 2041	6,324	6,530
Fannie Mae 4.00% 2041	5,221	5,391
Fannie Mae 4.00% 2041	3,599	3,717
Fannie Mae 4.50% 2041	23,153	24,603
Fannie Mae 4.50% 2041	18,716	19,888
Fannie Mae 4.50% 2041	9,081	9,659
Fannie Mae 4.50% 2041	8,335	8,876
Fannie Mae 4.50% 2041	5,199	5,521
Fannie Mae 4.50% 2041	1,056	1,122
Fannie Mae 5.00% 2041	14,973	16,340
Fannie Mae 5.00% 2041	12,421	13,557
Fannie Mae 5.00% 2041	6,590	7,236
Fannie Mae 5.00% 2041	5,054	5,550
Fannie Mae 5.00% 2041	3,279	3,599
Fannie Mae 5.00% 2041	2,276	2,498
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	3,018	3,519
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	813	917
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2041	1,712	2,008
Fannie Mae 3.00% 2042	171,079	162,906
Fannie Mae 3.00% 2042	6,298	5,998
Fannie Mae 3.50% 2042	41,229	41,012
Fannie Mae 3.50% 2042	22,635	22,530
Fannie Mae 3.50% 2042	19,375	19,273
Fannie Mae 3.50% 2042	11,645	11,594
Fannie Mae 3.50% 2042	6,581	6,552
Fannie Mae 3.50% 2042	4,447	4,426
Fannie Mae 3.50% 2042	4,339	4,319
Fannie Mae 3.50% 2042	4,154	4,134
Fannie Mae 3.50% 2042	1,856	1,846
Fannie Mae 3.50% 2042	1,044	1,039
Fannie Mae 4.00% 2042	96,758	99,847
Fannie Mae 4.00% 2042	54,297	56,055
Fannie Mae 4.00% 2042	39,956	41,171
Fannie Mae 4.00% 2042	19,292	19,908
Fannie Mae 4.00% 2042	17,716	18,291
Fannie Mae, Series 2002-W1, Class 2A, 6.68% 2042[1]	2,414	2,816
Fannie Mae 3.00% 2043	68,250	64,997
Fannie Mae 3.00% 2043	52,454	49,954
Fannie Mae 3.00% 2043	31,842	30,322
Fannie Mae 3.00% 2043	28,870	27,495
Fannie Mae 3.00% 2043	18,288	17,394
Fannie Mae 3.00% 2043	10,376	9,869
Fannie Mae 3.00% 2043	10,230	9,742
Fannie Mae 3.00% 2043	9,754	9,289
Fannie Mae 3.00% 2043	9,721	9,105
Fannie Mae 3.00% 2043	7,669	7,303
Fannie Mae 3.00% 2043	7,405	7,051
Fannie Mae 3.00% 2043	7,250	6,904
Fannie Mae 3.00% 2043	5,480	5,211
Fannie Mae 3.00% 2043	4,354	4,142
Fannie Mae 3.00% 2043	2,925	2,739
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations — Federal agency mortgage-backed obligations[2] (continued)	(000)	(000)

Fannie Mae 4.00% 2043	$ 12,887	$ 13,298
Fannie Mae 3.00% 2044	718,779	682,559
Fannie Mae 3.50% 2044	79,160	78,659
Fannie Mae 4.50% 2044	488,702	517,967
Fannie Mae 6.00% 2047	160	176
Fannie Mae 6.50% 2047	201	223
Fannie Mae 6.50% 2047	119	132
Fannie Mae 7.00% 2047	524	580
Fannie Mae 7.00% 2047	38	42
Freddie Mac, Series 2890, Class KT, 4.50% 2019	2,500	2,673
Freddie Mac 5.50% 2019	1,797	1,910
Freddie Mac, Series 2626, Class NG, 3.50% 2023	139	144
Freddie Mac 5.00% 2023	2,287	2,446
Freddie Mac 5.00% 2023	84	90
Freddie Mac 5.00% 2023	13	14
Freddie Mac, Series 1617, Class PM, 6.50% 2023	586	649
Freddie Mac 5.00% 2024	5,633	6,091
Freddie Mac 6.00% 2026	4,506	4,937
Freddie Mac 6.00% 2026	3,880	4,253
Freddie Mac 5.50% 2027	2,358	2,592
Freddie Mac 6.00% 2027	28,780	31,543
Freddie Mac 4.50% 2029	1,207	1,295
Freddie Mac, Series 2153, Class GG, 6.00% 2029	1,000	1,108
Freddie Mac, Series 2122, Class QM, 6.25% 2029	1,560	1,731
Freddie Mac 4.50% 2030	3,074	3,309
Freddie Mac 2.476% 2035[1]	4,497	4,745
Freddie Mac, Series 3061, Class PN, 5.50% 2035	11,894	13,008
Freddie Mac, Series 3136, Class OP, principal only, 0% 2036	2,256	2,075
Freddie Mac, Series 3149, Class MO, principal only, 0% 2036	1,999	1,878
Freddie Mac, Series 3147, Class OD, principal only, 0% 2036	1,970	1,811
Freddie Mac, Series 3149, Class AO, principal only, 0% 2036	1,771	1,643
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	33	30
Freddie Mac 4.50% 2036	2,344	2,488
Freddie Mac, Series 3257, Class PA, 5.50% 2036	18,396	20,138
Freddie Mac, Series 3233, Class PA, 6.00% 2036	13,747	15,228
Freddie Mac, Series 3156, Class NG, 6.00% 2036	4,321	4,776
Freddie Mac 1.707% 2037[1]	1,893	1,950
Freddie Mac 2.054% 2037[1]	4,210	4,431
Freddie Mac 4.50% 2037	11,225	11,914
Freddie Mac, Series 3286, Class JN, 5.50% 2037	16,667	18,131
Freddie Mac, Series 3318, Class JT, 5.50% 2037	9,214	10,024
Freddie Mac, Series 3312, Class PA, 5.50% 2037	9,127	9,928
Freddie Mac 5.50% 2037	4,247	4,639
Freddie Mac 5.50% 2037	145	158
Freddie Mac 5.50% 2037	28	31
Freddie Mac 5.758% 2037[1]	936	990
Freddie Mac, Series 3271, Class OA, 6.00% 2037	6,583	7,258
Freddie Mac 7.00% 2037	162	177
Freddie Mac 7.00% 2037	136	149
Freddie Mac 7.50% 2037	1,204	1,377
Freddie Mac 2.655% 2038[1]	6,922	7,361
Freddie Mac 4.378% 2038[1]	4,238	4,470
Freddie Mac 4.918% 2038[1]	1,611	1,714
Freddie Mac 5.50% 2038	3,743	4,086
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations — Federal agency mortgage-backed obligations[2] (continued)	(000)	(000)

Freddie Mac 5.50% 2038	$ 3,365	$ 3,673
Freddie Mac 5.50% 2038	2,713	2,964
Freddie Mac 5.50% 2038	1,571	1,715
Freddie Mac 5.50% 2038	1,062	1,160
Freddie Mac 5.50% 2038	655	715
Freddie Mac 5.50% 2038	406	443
Freddie Mac 3.724% 2039[1]	2,993	3,183
Freddie Mac 4.50% 2039	10,071	10,684
Freddie Mac 4.50% 2039	2,364	2,507
Freddie Mac 5.00% 2039	20,037	21,655
Freddie Mac 5.50% 2039	20,671	22,636
Freddie Mac 5.50% 2039	8,873	9,688
Freddie Mac 4.50% 2040	48,457	51,427
Freddie Mac 5.50% 2040	15	16
Freddie Mac 4.50% 2041	17,218	18,292
Freddie Mac 4.50% 2041	9,497	10,087
Freddie Mac 4.50% 2041	5,869	6,226
Freddie Mac 4.50% 2041	4,849	5,146
Freddie Mac 4.50% 2041	2,873	3,051
Freddie Mac 4.50% 2041	855	908
Freddie Mac 5.00% 2041	15,399	16,692
Freddie Mac 5.00% 2041	10,299	11,167
Freddie Mac 5.00% 2041	9,515	10,439
Freddie Mac 5.00% 2041	6,806	7,377
Freddie Mac 5.50% 2041	12,285	13,414
Freddie Mac 2.563% 2042[1]	6,789	6,768
Freddie Mac 2.581% 2042[1]	2,877	2,932
Freddie Mac 3.00% 2042	47,624	45,264
Freddie Mac 3.00% 2042	38,080	36,193
Freddie Mac 3.00% 2042	2,931	2,786
Freddie Mac 2.351% 2043[1]	13,371	13,071
Freddie Mac 2.432% 2043[1]	6,416	6,333
Freddie Mac 3.00% 2043	90,260	85,786
Freddie Mac 3.00% 2043	25,000	23,761
Freddie Mac 3.00% 2043	23,092	21,947
Freddie Mac 3.00% 2043	20,775	19,745
Freddie Mac 3.00% 2043	20,000	19,009
Freddie Mac 3.00% 2043	12,611	11,986
Freddie Mac 3.00% 2043	8,768	8,319
Freddie Mac 4.00% 2043	35,862	36,964
Freddie Mac 4.00% 2043	26,822	27,648
Freddie Mac 4.00% 2043	16,293	16,828
Freddie Mac 4.00% 2043	11,889	12,254
Freddie Mac 4.00% 2043	6,729	6,936
Freddie Mac 4.00% 2043	6,490	6,690
Freddie Mac 4.00% 2043	4,308	4,450
Freddie Mac 4.00% 2043	3,542	3,651
Freddie Mac 4.00% 2043	3,225	3,331
Freddie Mac 4.00% 2043	2,759	2,849
Freddie Mac 4.00% 2043	1,937	1,996
Freddie Mac 4.00% 2043	1,551	1,599
Freddie Mac 4.00% 2043	1,109	1,143
Freddie Mac 4.00% 2043	1,034	1,066
Freddie Mac 4.00% 2043	399	411
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations — Federal agency mortgage-backed obligations[2] (continued)	(000)	(000)

Freddie Mac 4.00% 2044	$ 35,000	$ 35,954
Freddie Mac 6.50% 2047	315	345
Freddie Mac 7.00% 2047	165	182
Government National Mortgage Assn. 10.00% 2021	232	260
Government National Mortgage Assn. 2.50% 2028	4,817	4,825
Government National Mortgage Assn. 5.00% 2035	1,998	2,184
Government National Mortgage Assn. 6.00% 2038	16,708	18,519
Government National Mortgage Assn. 6.50% 2038	310	349
Government National Mortgage Assn. 3.50% 2039	8,883	8,985
Government National Mortgage Assn. 5.00% 2039	2,597	2,818
Government National Mortgage Assn. 3.50% 2040	7,938	8,017
Government National Mortgage Assn. 4.50% 2040	4,917	5,282
Government National Mortgage Assn. 5.50% 2040	15,808	17,772
Government National Mortgage Assn. 3.50% 2041	529	535
Government National Mortgage Assn. 4.50% 2041	28,436	30,541
Government National Mortgage Assn. 4.50% 2041	13,501	14,460
Government National Mortgage Assn. 4.50% 2041	2,766	2,971
Government National Mortgage Assn. 4.50% 2041	2,326	2,497
Government National Mortgage Assn. 4.50% 2041	1,989	2,137
Government National Mortgage Assn. 5.00% 2041	15,950	17,320
Government National Mortgage Assn. 3.50% 2042	1,595	1,591
Government National Mortgage Assn. 3.50% 2043	6,102	6,167
Government National Mortgage Assn. 4.00% 2043	277,949	289,739
Government National Mortgage Assn. 4.50% 2043	71,221	76,273
Government National Mortgage Assn. 4.50% 2043	34,782	37,259
National Credit Union Administration, Series 2011-M1, Class A2, 1.40% 2015	1,368	1,381
National Credit Union Administration, Series 2010-R2, Class 1A, 0.539% 2017[1]	1,566	1,570
National Credit Union Administration, Series 2011-R3, Class 1A, 0.571% 2020[1]	1,620	1,627
National Credit Union Administration, Series 2011-R1, Class 1A, 0.619% 2020[1]	1,867	1,880
FDIC Structured Sale Guaranteed Notes, Series 2010-S1, Class 1-A, 0.719% 2048[1,4]	264	264
		4,767,631

Commercial mortgage-backed securities[2] 3.88%

J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CBX, Class A-5, 4.654% 2037	1,649	1,649
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.289% 2037[1]	10,028	10,036
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class A-4A, 4.936% 2042[1]	1,648	1,733
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class A-4, 5.475% 2043[1]	40,860	44,237
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A-4, 5.81% 2043[1]	10,932	11,808
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB-16, Class A1A, 5.546% 2045	7,270	7,976
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP7, Class A-4, 5.863% 2045[1]	47,285	51,696
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C3A, Class A-2, 3.673% 2046[4]	43,400	45,549
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	1,298	1,299
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2013-C16, Class C, 5.008% 2046[1]	1,250	1,244
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A-4, 5.706% 2049[1]	33,812	37,602
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class A-4, 5.716% 2051	15,660	17,221
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A-1-A, 5.85% 2051[1]	3,130	3,518
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 2037[1]	11,280	11,294
Greenwich Capital Commercial Funding Corp., Series 2006-GG7, Class A-4, 5.82% 2038[1]	13,221	14,455
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A-4, 5.444% 2039	32,300	35,528
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-1-A, 5.704% 2049	12,514	14,120
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A-M, 5.867% 2049[1]	13,585	14,918
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-3, 4.499% 2037	4,177	4,196
CS First Boston Mortgage Securities Corp., Series 2005-C3, Class A-AB, 4.614% 2037	4,276	4,333
CS First Boston Mortgage Securities Corp., Series 2004-C1, Class E, 5.015% 2037[4]	8,240	8,219

Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations — Commercial mortgage-backed securities[2] (continued)	(000)	(000)

CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-AB, 5.10% 2038[1]	$ 1,434	$ 1,440
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-3, 5.311% 2039	25,026	27,143
CS First Boston Mortgage Securities Corp., Series 2006-C5, Class A-M, 5.343% 2039	3,525	3,771
CS First Boston Mortgage Securities Corp., Series 2007-C3, Class A-1-A-1, 5.683% 2039[1]	11,155	12,206
CS First Boston Mortgage Securities Corp., Series 2007-C5, Class A4, 5.695% 2040[1]	4,000	4,425
CS First Boston Mortgage Securities Corp., Series 2007-C2, Class A-M, 5.614% 2049[1]	12,708	13,527
Wachovia Bank Commercial Mortgage Trust, Series 2005-C18, Class A-PB, 4.807% 2042	699	712
Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A-7, 5.118% 2042[1]	9,036	9,527
Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A1A, 5.719% 2043[1]	1,002	1,097
Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A-PB, 5.294% 2044[1]	3,670	3,699
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A1A, 5.749% 2045[1]	3,947	4,332
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-5, 5.50% 2047	4,900	5,424
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A-M, 5.591% 2047[1]	18,770	20,475
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A-3, 5.733% 2049[1]	15,250	16,906
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-3, 5.43% 2040	2,072	2,286
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-M, 5.493% 2040[1]	8,700	9,206
LB-UBS Commercial Mortgage Trust, Series 2007-C6, Class A-M, 6.114% 2040[1]	33,467	36,779
LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A-M, 6.164% 2045[1]	8,680	9,937
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1, 3.742% 2046[4]	52,442	55,043
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A-3, 5.172% 2049[1]	41,210	44,731
ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A-3, 5.894% 2049[1]	7,410	8,278
Banc of America Commercial Mortgage Inc., Series 2005-3, Class A-2, 4.501% 2043	87	87
Banc of America Commercial Mortgage Inc., Series 2006-3, Class A-4, 5.889% 2044[1]	10,952	11,930
Banc of America Commercial Mortgage Inc., Series 2005-5, Class A-4, 5.115% 2045[1]	2,500	2,645
Banc of America Commercial Mortgage Inc., Series 2006-1, Class A1A, 5.378% 2045[1]	11,129	11,994
Banc of America Commercial Mortgage Inc., Series 2007-2, Class A-M, 5.633% 2049[1]	4,083	4,545
Banc of America Commercial Mortgage Inc., Series 2007-3, Class A-4, 5.649% 2049[1]	3,615	4,000
Banc of America Commercial Mortgage Inc., Series 2007-4, Class A-M, 5.813% 2051[1]	8,145	9,000
Banc of America Commercial Mortgage Inc., Series 2008-1, Class A-4, 6.207% 2051[1]	6,220	7,105
Hilton USA Trust, Series 2013-HLF, AFX, 2.6621% 2030[4]	32,250	31,986
Hilton USA Trust, Series 2013-HLF, BFX, 3.3672% 2030[4]	8,500	8,497
Hilton USA Trust, Series 2013-HLF, CFX, 3.7141% 2030[4]	3,610	3,619
Hilton USA Trust, Series 2013-HLF, DFX, 4.4065% 2030[4]	3,000	3,005
Morgan Stanley Capital I Trust, Series 2007-TA27, Class A-1-A, 5.648% 2042[1]	2,709	3,034
Morgan Stanley Capital I Trust, Series 2007-IQ13, Class A-M, 5.406% 2044	13,600	14,809
Morgan Stanley Capital I Trust, Series 2007-IQ15, Class A-4, 5.91% 2049[1]	22,538	25,182
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class A-4, 5.218% 2044[1]	17,005	18,041
Citigroup-Deutsche Bank Commercial Mortgage Trust, Series 2006-CD3, Class A-5, 5.617% 2048	22,711	24,807
Crown Castle Towers LLC, Series 2010-1, Class C, 4.523% 2035[4]	2,000	2,077
Crown Castle Towers LLC, Series 2010-5, Class C, 4.174% 2037[4]	20,000	21,105
Crown Castle Towers LLC, Series 2010-2, Class C, 5.495% 2037[4]	10,000	10,850
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[4]	28,905	32,913
Merrill Lynch Mortgage Trust, Series 2004-BPC1, Class A-5, 4.855% 2041[1]	6,544	6,624
Merrill Lynch Mortgage Trust, Series 2006-C2, Class A-4, 5.742% 2043[1]	9,948	10,896
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A-4, 5.858% 2050[1]	7,050	7,825
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-4, 5.399% 2045	7,500	8,179
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP8, Class A-M, 5.44% 2045	2,626	2,884
J.P. Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A-M, 5.372% 2047	10,885	11,527
Aventura Mall Trust 3.743% 2032[1,4]	20,755	21,327
Commercial Mortgage Trust, Series 2006-C8, Class A1A, 5.292% 2046	16,155	17,733
Citigroup Commercial Mortgage Trust, Series 2013-CG15, Class A-4, 4.371% 2046	14,974	15,634
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A1A, 5.319% 2043	10,605	11,597
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class A-1A, 5.71% 2042[1]	3,160	3,561
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A-M, 6.084% 2050[1]	5,730	6,511
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations — Commercial mortgage-backed securities[2] (continued)	(000)	(000)

LB Commercial Mortgage Trust, Series 2007-C3, Class A-1-A, multifamily 5.839% 2044[1]	$ 7,864	$ 8,741
Commercial Mortgage Trust, Series 2013-LC13, Class A-5, 4.205% 2046	8,149	8,415
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A-M, 6.132% 2049[1]	7,468	8,296
LB-UBS Commercial Mortgage Trust, Series 2006-C3, Class A1A, 5.641% 2039[1]	4,164	4,515
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A-1-A, 5.387% 2040	1,203	1,330
GS Mortgage Securities Corp., Series 2013-GC14, Class A-5, 4.243% 2046	2,250	2,321
GS Mortgage Securities Corp., Series 2013-GC14, Class D, 4.777% 2046[1,4]	3,500	3,094
Connecticut Avenue Securities, Series 2013-C01, Class M-1, 2.165% 2023[1,4]	2,926	2,940
		1,048,756

Other mortgage-backed securities[2] 0.87%

Royal Bank of Canada 3.125% 2015[4]	18,160	18,766
Royal Bank of Canada 1.125% 2017	4,000	4,003
Royal Bank of Canada 2.00% 2019	4,075	4,057
Westpac Banking Corp. 1.375% 2015[4]	4,325	4,379
Westpac Banking Corp. 2.45% 2016[4]	4,325	4,489
Westpac Banking Corp. 1.25% 2018[4]	4,425	4,356
Westpac Banking Corp. 1.85% 2018[4]	9,000	8,844
Westpac Banking Corp. 1.375% 2019[4]	4,375	4,244
Bank of Montreal 1.30% 2014[4]	4,000	4,033
Bank of Montreal 2.85% 2015[4]	17,000	17,581
Bank of Montreal 2.625% 2016[4]	4,250	4,423
Commonwealth Bank of Australia 0.75% 2017[4]	3,850	3,854
Commonwealth Bank of Australia 2.25% 2017[4]	4,150	4,268
Commonwealth Bank of Australia 1.875% 2018[4]	10,300	10,134
National Australia Bank 2.00% 2017[4]	3,500	3,568
National Australia Bank 1.25% 2018[4]	2,880	2,813
National Australia Bank 2.00% 2019[4]	8,575	8,455
Bank of Nova Scotia 1.25% 2014[4]	4,000	4,033
Bank of Nova Scotia 2.15% 2016[4]	4,650	4,792
Bank of Nova Scotia 1.75% 2017[4]	4,150	4,223
Sparebank 1 Boligkreditt AS 2.625% 2017[4]	3,400	3,541
Sparebank 1 Boligkreditt AS 1.25% 2019[4]	4,000	3,873
Sparebank 1 Boligkreditt AS 1.75% 2020[4]	5,125	4,868
Swedbank AB 2.125% 2016[4]	3,400	3,499
Swedbank AB 2.95% 2016[4]	3,000	3,144
Swedbank AB 1.375% 2018[4]	4,375	4,276
DEPFA ACS Bank 5.125% 2037[4]	10,405	8,883
Australia & New Zealand Banking Group Ltd. 1.00% 2016[4]	4,250	4,279
Australia & New Zealand Banking Group Ltd. 2.40% 2016[4]	4,250	4,403
UBS AG 1.875% 2015[4]	4,200	4,261
UBS AG 0.75% 2017[4]	4,375	4,388
Compagnie de Financement Foncier 2.25% 2014[4]	6,500	6,522
Toronto-Dominion Bank 1.625% 2016[4]	4,400	4,480
Credit Suisse Group AG 2.60% 2016[4]	4,300	4,475
HSBC Bank PLC 1.625% 2015[4]	4,400	4,429
Credit Mutuel-CIC Home Loan SFH 1.50% 2017[4]	4,400	4,378
Canadian Imperial Bank of Commerce 2.75% 2016[4]	4,150	4,331
National Bank of Canada 2.20% 2016[4]	4,175	4,312
DNB ASA 1.45% 2019[4]	4,375	4,305
Skandinaviska Enskilda 1.375% 2018[4]	4,375	4,261
Stadshypotek AB 1.875% 2019[4]	4,275	4,123
Nordea Eiendomskreditt AS 2.125% 2017[4]	4,000	4,114
Norddeutsche Landesbank 2.00% 2019[4]	4,000	3,954
Bonds, notes & other debt instruments
	Principal amount	Value
Mortgage-backed obligations — Other mortgage-backed securities[2] (continued)	(000)	(000)

Barclays Bank PLC 2.50% 2015[4]	$ 3,600	$ 3,713
Caisse Centrale Desjardins 1.60% 2017[4]	3,375	3,420
		235,547

Collateralized mortgage-backed obligations (privately originated)[2] 0.13%

Freddie Mac, Series 2013-DN2, Class M-1, 1.618% 2023[1]	7,865	7,904
Freddie Mac, Series 2013-DN1, Class M-1, 3.565% 2023[1]	8,050	8,298
TBW Mortgage-backed Trust, Series 2007-2, Class A-4-B, 0.585% 2037[1]	15,117	12,285
American General Mortgage Loan Trust, Series 2010-1A, Class A-1, 5.15% 2058[1,4]	2,613	2,643
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	188	205
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	27	29
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	1,416	1,525
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	25	28
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C-13, Class A-4, 4.039% 2046[1]	1,500	1,515
		34,432

Total mortgage-backed obligations		6,086,366

Bonds & notes of governments & government agencies outside the U.S. 5.04%

Spanish Government 5.85% 2022	€24,500	38,294
Spanish Government 5.40% 2023	63,500	96,040
Russian Federation 6.20% 2018	RUB1,174,100	34,947
Russian Federation 7.50% 2018	403,000	12,576
Russian Federation 5.00% 2020	$17,800	19,091
Russian Federation 7.50% 2030[2]	26,319	30,720
Russian Federation 7.50% 2030[2,4]	104	121
Polish Government 6.375% 2019	37,985	44,490
Polish Government 5.125% 2021	25,800	28,090
Polish Government, Series 1021, 5.75% 2021	PLN14,000	5,105
Polish Government 2.75% 2023[10]	6,156	2,154
Turkey (Republic of) 7.50% 2017	$ 5,725	6,413
Turkey (Republic of) 4.557% 2018[4]	1,195	1,180
Turkey (Republic of) 6.75% 2018	22,250	24,205
Turkey (Republic of) 4.00% 2020[10]	TRY18,218	8,778
Turkey (Republic of) 10.50% 2020	4,500	2,145
Turkey (Republic of) 3.00% 2021[10]	4,437	2,006
Turkey (Republic of) 5.625% 2021	$8,000	8,072
Turkey (Republic of) 9.50% 2022	TRY11,200	5,030
Turkey (Republic of) 8.80% 2023	10,000	4,270
Turkey (Republic of) 8.00% 2034	$1,250	1,394
Turkey (Republic of) 6.75% 2040	9,300	9,028
Turkey (Republic of) 6.00% 2041	5,650	4,982
United Mexican States Government, Series M, 5.00% 2017	MXN 60,000	4,637
United Mexican States Government 3.50% 2017[10]	124,032	10,249
United Mexican States Government Global 5.95% 2019	$2,000	2,315
United Mexican States Government 4.00% 2019[10]	MXN151,876	12,880
United Mexican States Government, Series M, 6.50% 2021	172,500	13,621
United Mexican States Government Global, Series A, 4.00% 2023	$3,170	3,142
United Mexican States Government, Series M20, 10.00% 2024	MXN100,500	9,848
United Mexican States Government 4.00% 2040[10]	149,851	11,753
Venezuela (Republic of) 8.50% 2014	$245	240
Venezuela (Republic of) 7.65% 2025	985	670
Bonds, notes & other debt instruments
	Principal amount	Value
Bonds & notes of governments & government agencies outside the U.S. (continued)	(000)	(000)

Venezuela (Republic of) 9.25% 2027	$42,690	$33,234
Venezuela (Republic of) 9.25% 2028	26,980	20,100
Indonesia (Republic of) 5.875% 2020	6,800	7,222
Indonesia (Republic of) 5.875% 2020[4]	6,200	6,584
Indonesia (Republic of) 3.75% 2022	10,150	9,224
Indonesia (Republic of) 7.75% 2038	18,400	20,861
Indonesia (Republic of) 5.25% 2042	6,900	5,951
Italian Government 4.75% 2017	€15,625	23,304
Italian Government 4.75% 2017	15,600	23,299
France Government Agency-Guaranteed, Société Finance 2.875% 2014[4]	$33,200	33,799
France Government Agency-Guaranteed, Société Finance 3.375% 2014[4]	10,000	10,104
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 2.90% 2014[4]	23,005	23,425
Australia Government Agency-Guaranteed, Commonwealth Bank of Australia 3.625% 2014[4]	20,000	20,306
Brazil (Federal Republic of) 10.00% 2017	BRL20,015	8,028
Brazil (Federal Republic of) 6.00% 2017[10]	51,161	21,578
Brazil (Federal Republic of) 6.00% 2018[10]	7,160	2,993
Brazil (Federal Republic of) 6.00% 2022[10]	10,741	4,396
Philippines (Republic of) 6.375% 2034	$15,500	18,484
Philippines (Republic of) 6.25% 2036	PHP752,000	18,045
Latvia (Republic of) 2.75% 2020	$34,800	33,365
Latvia (Republic of) 5.25% 2021	1,750	1,884
New Zealand Government Agency-Guaranteed, Westpac Securities Co. 3.45% 2014[4]	33,320	33,902
Lithuania (Republic of) 7.375% 2020	20,475	24,703
Lithuania (Republic of) 6.625% 2022	3,700	4,334
Lithuania (Republic of) 6.625% 2022[4]	3,400	3,982
Nigeria (Republic of) 5.125% 2018[4]	7,975	8,204
Nigeria (Republic of) 16.39% 2022	NGN1,910,000	13,791
Nigeria (Republic of) 6.375% 2023[4]	$ 5,325	5,511
Nigeria (Republic of) 6.375% 2023	4,800	4,968
South Africa (Republic of) 5.50% 2020	10,750	11,503
South Africa (Republic of), Series R-213, 7.00% 2031	ZAR121,425	9,669
South Africa (Republic of), Series R-214, 6.50% 2041	147,400	10,376
Iraq (Republic of) 5.80% 2028[2]	$35,450	30,398
Colombia (Republic of) Global 12.00% 2015	COP 370,000	217
Colombia (Republic of), Series B, 5.00% 2018	4,913,000	2,452
Colombia (Republic of) Global 4.375% 2021	$2,400	2,484
Colombia (Republic of) Global 7.75% 2021	COP 7,505,000	4,320
Colombia (Republic of), Series B, 7.00% 2022	13,842,300	7,280
Colombia (Republic of) Global 9.85% 2027	4,402,000	2,880
Colombia (Republic of), Series B, 6.00% 2028	22,055,300	10,253
Slovenia (Republic of) 5.50% 2022	$ 3,870	3,875
Slovenia (Republic of) 5.50% 2022[4]	3,000	3,004
Slovenia (Republic of) 5.85% 2023[4]	15,150	15,453
Slovenia (Republic of) 5.85% 2023	5,750	5,865
Bermudan Government 5.603% 2020[4]	6,250	6,750
Bermudan Government 5.603% 2020	3,940	4,255
Bermudan Government 4.138% 2023[4]	1,700	1,634
Bermudan Government 4.854% 2024[4]	13,775	13,800
Morocco Government 4.25% 2022	5,400	5,005
Morocco Government 4.25% 2022[4]	2,700	2,502
Morocco Government 5.50% 2042	19,300	16,258
Morocco Government 5.50% 2042[4]	2,300	1,938
Hungarian Government 6.25% 2020	6,700	7,261
Bonds, notes & other debt instruments
	Principal amount	Value
Bonds & notes of governments & government agencies outside the U.S. (continued)	(000)	(000)

Hungarian Government 6.375% 2021	$ 3,200	$ 3,448
Hungarian Government 5.375% 2023	11,600	11,512
South Korean Government 5.75% 2014	21,100	21,410
Netherlands Government 1.00% 2017	18,300	18,339
Republic of Belarus 8.75% 2015	8,195	8,318
Republic of Belarus 8.95% 2018	6,605	6,655
Chilean Government 3.875% 2020	3,000	3,142
Chilean Government 5.50% 2020	CLP2,899,000	5,647
Chilean Government 3.00% 2020[10]	699,467	1,399
Chilean Government 3.00% 2022[10]	711,125	1,438
Chilean Government 3.00% 2022[10]	606,205	1,242
Chilean Government 3.00% 2023[10]	990,912	2,019
FMS Wertmanagement 1.125% 2016	$4,050	4,078
FMS Wertmanagement 1.00% 2017	4,400	4,325
FMS Wertmanagement 1.625% 2018	6,400	6,311
Greek Government 2.00%/3.00% 2023[6]	€ 925	863
Greek Government 2.00%/3.00% 2024[6]	925	828
Greek Government 2.00%/3.00% 2025[6]	925	800
Greek Government 2.00%/3.00% 2026[6]	925	783
Greek Government 2.00%/3.00% 2027[6]	925	769
Greek Government 2.00%/3.00% 2028[6]	925	744
Greek Government 2.00%/3.00% 2029[6]	925	729
Greek Government 2.00%/3.00% 2030[6]	925	717
Greek Government 2.00%/3.00% 2031[6]	925	702
Greek Government 2.00%/3.00% 2032[6]	925	695
Greek Government 2.00%/3.00% 2033[6]	925	684
Greek Government 2.00%/3.00% 2034[6]	925	680
Greek Government 2.00%/3.00% 2035[6]	925	671
Greek Government 2.00%/3.00% 2036[6]	925	671
Greek Government 2.00%/3.00% 2037[6]	925	665
Greek Government 2.00%/3.00% 2038[6]	925	663
Greek Government 2.00%/3.00% 2039[6]	925	664
Greek Government 2.00%/3.00% 2040[6]	925	660
Greek Government 2.00%/3.00% 2041[6]	925	655
Greek Government 2.00%/3.00% 2042[6]	925	660
German Government 0.75% 2018[10]	9,964	14,270
European Investment Bank 1.00% 2015	$9,100	9,179
European Investment Bank 1.00% 2017	5,000	4,915
Croatian Government 6.75% 2019	7,985	8,684
Croatian Government 6.75% 2019[4]	2,865	3,116
Croatian Government 5.50% 2023[4]	1,085	1,061
Uruguay (Republic of) 4.375% 2028[2,10]	UYU235,537	11,328
Uruguay (Republic of) 7.625% 2036[2]	$ 1,250	1,522
KfW 1.00% 2015	8,400	8,437
KfW 2.00% 2022	4,325	3,961
Bahrain Government 5.50% 2020	10,440	10,792
Bahrain Government 5.50% 2020[4]	510	527
State of Qatar 3.125% 2017[4]	3,750	3,938
State of Qatar 5.25% 2020	5,000	5,600
State of Qatar 4.50% 2022[4]	500	532
Gabonese Republic 6.375% 2024[2,4]	9,154	9,223
Caisse d’Amortissement de la Dette Sociale 1.625% 2015[4]	4,000	4,064
Caisse d’Amortissement de la Dette Sociale 2.00% 2020[4]	5,000	4,797
Bonds, notes & other debt instruments
	Principal amount	Value
Bonds & notes of governments & government agencies outside the U.S. (continued)	(000)	(000)

Swedish Export Credit Corp. 2.875% 2023[4]	$9,000	$ 8,827
Portuguese Government 4.20% 2016	€5,800	8,079
United Kingdom Government Agency-Guaranteed, Network Rail Infrastructure Ltd 1.50% 2014[4]	$ 8,000	8,003
Kommunalbanken 1.00% 2014[4]	2,924	2,934
Kommunalbanken 0.367% 2016[1,4]	4,250	4,259
El Salvador (Republic of) 7.375% 2019	4,800	5,250
Dominican Republic 7.50% 2021[2,4]	3,500	3,832
Dominican Republic 7.50% 2021[2]	950	1,040
Municipality Finance PLC 1.125% 2018[4]	4,900	4,751
Israeli Government 5.125% 2019	500	569
Israeli Government 4.00% 2022	3,500	3,641
Europe Government Agency-Guaranteed, Dexia Credit Local 1.25% 2016[4]	4,100	4,099
Sri Lanka (Republic of) 6.25% 2021[4]	3,400	3,340
		1,361,655

Federal agency bonds & notes 4.28%

Freddie Mac 5.00% 2014	25,000	25,641
Freddie Mac 1.75% 2015	37,350	38,226
Freddie Mac, Series K501, Class A1, multifamily 1.337% 2016	3,363	3,398
Freddie Mac 5.50% 2016	14,580	16,371
Freddie Mac 1.00% 2017	3,425	3,412
Freddie Mac, Series K702, Class A1, multifamily 2.084% 2017	1,805	1,849
Freddie Mac 0.75% 2018	30,000	29,191
Freddie Mac, Series K705, Class A2, multifamily 2.303% 2018	3,092	3,132
Freddie Mac, Series K706, Class A2, multifamily 2.323% 2018	3,225	3,263
Freddie Mac, Series K704, Class A2, multifamily 2.412% 2018	3,100	3,167
Freddie Mac, Series K702, Class A2, multifamily 3.154% 2018	15,455	16,312
Freddie Mac 4.875% 2018	13,365	15,217
Freddie Mac 1.25% 2019	43,500	41,221
Freddie Mac, Series K711, Class A2, multifamily 1.73% 2019	4,325	4,192
Freddie Mac, Series K712, Class A2, multifamily 1.869% 2019	3,365	3,249
Freddie Mac, Series K710, Class A2, multifamily 1.883% 2019	2,330	2,287
Freddie Mac, Series K709, Class A2, multifamily 2.086% 2019	1,870	1,854
Freddie Mac, Series KGRP, Class A, multifamily 0.546% 2020[1]	6,735	6,748
Freddie Mac, Series KF02, Class A-2, multifamily 0.715% 2020[1]	48,574	48,660
Freddie Mac, Series KF02, Class A-3, multifamily 0.795% 2020[1]	34,134	34,196
Freddie Mac, Series K015, Class A1, multifamily 2.257% 2020	3,185	3,255
Freddie Mac, Series K009, Class A1, multifamily 2.757% 2020	2,937	3,059
Freddie Mac, Series K014, Class A1, multifamily 2.788% 2020	3,384	3,527
Freddie Mac, Series K013, Class A1, multifamily 2.902% 2020	3,667	3,834
Freddie Mac, Series K010, Class A1, multifamily 3.32% 2020	2,740	2,911
Freddie Mac, Series K019, Class A1, multifamily 1.459% 2021	2,068	2,026
Freddie Mac, Series K017, Class A2, multifamily 2.873% 2021	4,200	4,126
Freddie Mac, Series KS01, Class A1, multifamily 1.693% 2022	932	919
Freddie Mac, Series K023, Class A2, multifamily 2.307% 2022	34,990	32,279
Freddie Mac, Series K022, Class A2, multifamily 2.355% 2022	4,325	4,019
Freddie Mac, Series K020, Class A2, multifamily 2.373% 2022	32,600	30,492
Freddie Mac, Series K021, Class A2, multifamily 2.396% 2022	40,350	37,700
Freddie Mac, Series K024, Class A2, multifamily 2.573% 2022	5,500	5,173
Freddie Mac, Series K031, Class A1, multifamily 2.778% 2022	2,975	3,045
Freddie Mac, Series K030, Class A1, multifamily 2.779% 2022	3,611	3,691
Freddie Mac, Series K029, Class A1, multifamily 2.839% 2022	3,957	4,061
Freddie Mac, Series KS01, Class A2, multifamily 2.522% 2023	6,735	6,322
Bonds, notes & other debt instruments
	Principal amount	Value
Federal agency bonds & notes (continued)	(000)	(000)

Freddie Mac, Series K035, Class A1, multifamily 2.615% 2023	$ 8,600	$ 8,624
Freddie Mac, Series K032, Class A1, multifamily 3.016% 2023	9,867	10,185
Freddie Mac, Series K028, Class A2, multifamily 3.111% 2023	4,200	4,097
Freddie Mac, Series K030, Class A2, multifamily 3.25% 2023[1]	7,731	7,617
Freddie Mac, Series K031, Class A2, multifamily 3.30% 2023[1,2]	15,662	15,463
Freddie Mac, Series K032, Class A2, multifamily 3.31% 2023[1]	48,500	47,862
Freddie Mac, Series K029, Class A2, multifamily 3.32% 2023[1]	14,750	14,613
Freddie Mac, Series K035, Class A2, multifamily 3.458% 2023[1]	169,250	168,279
Freddie Mac, Series K034, Class A-2, multifamily 3.531% 2023[1]	5,445	5,448
Federal Home Loan Bank 2.50% 2014	25,000	25,255
Federal Home Loan Bank 0.375% 2015	37,000	37,018
Federal Home Loan Bank 0.625% 2016	28,060	27,920
Federal Home Loan Bank, Series 2816, 1.00% 2017	13,035	13,011
Federal Home Loan Bank 2.75% 2018	16,635	17,428
Federal Home Loan Bank 3.375% 2023	28,050	27,751
Federal Home Loan Bank 5.50% 2036	600	694
Tennessee Valley Authority, Series A, 3.875% 2021	8,750	9,236
Tennessee Valley Authority 1.875% 2022	23,750	21,133
TVA Southaven 3.846% 2033[2]	3,400	3,380
Tennessee Valley Authority 4.65% 2035	4,000	4,009
Tennessee Valley Authority 5.25% 2039	21,250	22,800
Tennessee Valley Authority, Series B, 3.50% 2042	17,113	13,505
Tennessee Valley Authority, Series 2008, Class A, 4.875% 2048	3,200	3,116
Fannie Mae 0.50% 2016	21,940	21,945
Fannie Mae 5.375% 2016	10,420	11,666
Fannie Mae, Series 2012-M5, Class A1, multifamily 1.787% 2022	3,404	3,380
Fannie Mae, Series 2013-M4, multifamily 2.608% 2022	4,325	4,144
Fannie Mae, Series 2012-M2, Class A2, multifamily 2.717% 2022	8,400	8,097
Fannie Mae, Series 2012-M3, Class 1-A2, multifamily 3.044% 2022	3,500	3,450
Fannie Mae, Series 2013-M14, Class A2, multifamily 3.329% 2023[1]	7,175	7,015
Fannie Mae 7.125% 2030	3,900	5,307
CoBank, ACB 7.875% 2018[4]	23,615	28,449
CoBank, ACB 0.843% 2022[1,4]	33,865	31,349
Federal Farm Credit Banks 1.625% 2014	33,700	34,108
United States Agency for International Development, Republic of Egypt 4.45% 2015	5,000	5,332
United States Agency for International Development, Jordan (Kingdom of) 2.503% 2020	8,600	8,423
United States Government-Guaranteed Certificates of Participation, Overseas Private
Investment Corp, 0% 2016	2,301	2,302
United States Government-Guaranteed Certificates of Participation, Overseas Private
Investment Corp, 3.49% 2029[2,7]	4,110	4,007
United States Government-Guaranteed Certificates of Participation, Overseas Private
Investment Corp, 3.938% 2032[2]	1,633	1,591
Federal Agricultural Mortgage Corp. 5.125% 2017[4]	5,000	5,635
United States Government-Guaranteed Certificates of Participation, Overseas Private
Investment Corp, 3.82% 2032[2]	4,515	4,495
Private Export Funding Corp., Series W, 5.00% 2016	3,400	3,807
		1,154,971

Asset-backed obligations[2] 0.96%

Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2009-2A, Class A-2, 5.29% 2016[4]	24,200	25,311
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-1, 1.12% 2017[4]	11,075	11,059
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2010-1A, Class A-2, 3.74% 2017[4]	8,500	8,941
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2013-1A, Class A-2, 1.83% 2019[4]	15,000	14,732
Bonds, notes & other debt instruments
	Principal amount	Value
Asset-backed obligations[2] (continued)	(000)	(000)

CWHEQ Revolving Home Equity Loan Trust, Series 2005-C, Class 2-A, FSA insured, 0.347% 2035[1]	$ 8,156	$ 7,305
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 0.307% 2037[1]	9,581	8,511
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B, Class A, FSA insured, 0.317% 2037[1]	14,364	12,812
Aesop Funding II LLC, Series 2010-5A, Class A, 3.15% 2017[4]	20,000	20,799
Aesop Funding II LLC, Series 2013-1A, Class A, 1.92% 2019[4]	5,225	5,122
Vega ContainerVessel PLC, Series 2006-1, Class A, XLCA insured, 5.562% 2021[4,7]	19,182	18,654
Trade Maps Ltd., 2013-1-A-A, 0.87% 2018[1,4,7]	14,910	14,937
Trade Maps Ltd., 2013-1-A-B, 1.42% 2018[1,4,7]	2,900	2,916
AEP Texas Central Transitioning Funding II LLC, Secured Transition Bonds, Series A, Class A-3, 5.09% 2017	13,917	14,425
Aesop Funding LLC, Series 2013-2A, Class A, 2.97% 2020[4]	12,760	12,997
Appalachian Consumer Rate Relief Funding LLC, Series 2013-1, Class A-1, 2.01% 2024	6,800	6,724
Appalachian Consumer Rate Relief Funding LLC, Series 2013-1, Class A-2, 3.77% 2031	4,215	4,110
Flagstar Home Equity Loan Trust, Series 2006-2A, Class A, FSA insured, 0.325% 2019[1,4]	8,030	7,591
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-4, 6.57% 2027	3,634	3,812
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-5, 7.12% 2032	3,000	3,285
Utility Debt Securitization Auth., Series 2013-T, 3.435% 2025[2]	6,735	6,644
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series 2007-H1, Class A-1, FSA insured, 0.325% 2037[1]	7,432	6,409
Home Equity Asset Trust, Series 2004-7, Class M-1, 1.095% 2035[1]	6,500	6,170
Lehman ABS Manufactured Housing Contract Trust, Series 2002-A, Class A, 0.617% 2033[1]	2,228	2,167
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-3, 4.35% 2040	1,000	1,031
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-4, 5.27% 2040	513	540
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-5, 5.873% 2040	1,684	1,797
First Horizon ABS Trust, Series 2006-HE2, Class A, FSA insured, 0.295% 2026[1]	297	277
First Horizon ABS Trust, Series 2007-HE1, Class A, FSA insured, 0.295% 2029[1]	5,238	4,903
RAMP Trust, Series 2004-RS10, Class A-I-6, 4.55% 2034	4,361	4,477
Vanderbilt Mortgage and Finance, Inc., Series 2002-C, Class A-4, 6.57% 2024	2,557	2,645
Vanderbilt Mortgage and Finance, Inc., Series 2001-C, Class M-1, 6.76% 2032	395	400
Vanderbilt Mortgage and Finance, Inc., Series 2002-C, Class M-1, 7.82% 2032	1,092	1,169
UCFC Manufactured Housing Contract, Series 1996-2, Class A, MBIA insured, 7.135% 2028	2,725	2,853
Conseco Finance Securitizations Corp., Series 2002-2, Class A-2, 6.03% 2033	2,631	2,708
Ally Master Owner Trust, Series 2011-1, Class A2, 2.15% 2016	2,450	2,451
Green Tree Financial Corp., Series 1997-6, Class A-7, 7.14% 2029	1,570	1,664
Conseco Finance Home Equity Loan Trust, Series 2002-B, Class M-1, 1.917% 2033[1]	808	786
Origen Manufactured Housing Contract Trust, Series 2004-B, Class M-1, 5.73% 2035	1,215	1,286
Origen Manufactured Housing Contract Trust, Series 2004-B, Class M-2, 6.51% 2035	972	1,060
Aesop Funding LLC, Series 2011-2A, Class A, 2.37% 2014[4]	2,135	2,159
SLM Student Loan Trust, Series 2003-10, Class A-4, 5.15% 2039[4]	£1,160	1,835
Residential Funding Mortgage Securities II, Inc., Series 2006-HSA3, Class A, FSA insured, 0.295% 2036[1]	$ 1,012	886
		260,360

Municipals 0.84%

State of California, Various Purpose General Obligation Bonds, 7.50% 2034	4,240	5,411
State of California, Various Purpose General Obligation Bonds, 7.30% 2039[2]	2,290	2,889
State of California, Various Purpose General Obligation Bonds, 7.35% 2039[2]	1,335	1,707
State of California, Various Purpose General Obligation Bonds, 7.55% 2039	11,680	15,186
State of California, Various Purpose General Obligation Bonds, 7.60% 2040	30,435	40,314
State of California, Various Purpose General Obligation Bonds, 7.625% 2040[2]	6,830	9,022
State of California, Various Purpose General Obligation Bonds, 5.00% 2043	8,075	8,219
State of Florida, Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series 2013-A, 2.107% 2018	8,000	7,805
State of Florida, Hurricane Catastrophe Fund Finance Corp., Revenue Bonds, Series 2013-A, 2.995% 2020	50,740	48,087
State of Illinois, General Obligation Bonds, Build America Bonds, Series 2010-3, 5.727% 2020	17,000	18,369
State of Illinois, Regional Transportation Authority of Cook, DuPage, Kane, Lake, McHenry and Will Counties,
General Obligation Revenue Refunding Bonds, Series 2003-A, FGIC-National insured, 6.00% 2033[2]	12,120	13,799

Bonds, notes & other debt instruments
	Principal amount	Value
Municipals (continued)	(000)	(000)

State of New Jersey, Transportation Trust Fund Authority, Transportation System Revenue Refunding Bonds,
Series 2013-B, 1.758% 2018	$10,500	$ 10,119
State of Minnesota, Housing Finance Agency, Residential Housing Finance Bonds,
Series 2013-A, AMT, 3.00% 2031[2]	2,295	2,359
State of Minnesota, Housing Finance Agency, Homeownership Finance Bonds (GNMA and FNMA
Pass-Through Program), Series 2012-B, 2.25% 2042[2]	7,331	6,727
State of Washington, Energy Northwest, Columbia Generating Station Electric Revenue Bonds,
Series 2012-E, 2.197% 2019[2]	8,000	7,826
State of New York, Metropolitan Transportation Authority, Dedicated Tax Fund Bonds (Build America Bonds),
Series 2009-C, 7.336% 2039[2]	5,500	7,222
State of Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue Bonds, Series 2007, 5.50% 2023	6,000	6,650
State of Nebraska, Investment Finance Authority, Single-family Housing Revenue Bonds,
Series 2013-A, 3.00% 2043[2]	1,840	1,898
State of Nebraska, Investment Finance Authority, Single-family Housing Revenue Bonds,
Series 2013-E, 3.00% 2043[2]	595	618
State of Nebraska, Investment Finance Authority, Single-family Housing Revenue Bonds,
Series 2013-E, 3.00% 2043[2]	500	521
State of Nebraska, Investment Finance Authority, Single-family Housing Revenue Bonds,
Series 2013-C, 4.50% 2043[2]	2,000	2,124
State of North Dakota, Housing Finance Agency, Housing Finance Program Bonds (Home Mortgage
Finance Program), Series 2012-A, 3.75% 2042[2]	2,210	2,311
State of Kentucky, Housing Corp., Housing Revenue Bonds, Series 2013-D, 3.50% 2033[2]	2,120	2,226
State of Tennessee, Housing Development Agency, Residential Finance Program Bonds,
Series 2013-2-A, AMT, 4.00% 2043[2]	1,080	1,149
State of South Dakota, Housing Development Authority Homeownership Mortgage Bonds,
Series 2013-E, AMT, 4.00% 2044[2]	960	1,020
State of Maryland, Montgomery County Housing Opportunities Commission, Single-family Housing
Revenue Bonds, Series 2013-A, 4.00% 2031[2]	935	986
State of Massachusetts, Housing Finance Agency, Single-family Housing Revenue Bonds, Series 167, 4.00% 2043[2]	705	755
State of Illinois, Housing Development Authority, Housing Revenue Bonds, Series 2013-A, 2.45% 2043[2]	794	710
		226,029

Total bonds, notes & other debt instruments (cost: $25,575,468,000)		25,885,657

Convertible securities 0.12%
	Shares or
Industrials 0.07%	principal amount

CEVA Group PLC, Series A-2, 2.239% convertible preferred[7,11]	2,576	3,238
CEVA Group PLC, Series A-1, 3.239% convertible preferred[7]	9,732	16,311
		19,549

Information technology 0.05%

Linear Technology Corp., Series A, 3.00% convertible notes 2027	$11,500,000	13,139
Total convertible securities (cost: $24,892,000)		32,688
Preferred securities 0.09%

Financials 0.07%	Shares

Wells Fargo & Co., Class A, Series Q, 5.85% depositary shares preferred noncumulative	712,245	16,788
Citigroup Inc., Series K, depositary shares	88,000	2,233
		19,021

Preferred securities
		Value
Federal agency bonds & notes 0.02%	Shares	(000)

CoBank, ACB, Class E, noncumulative[4]	6,250	$ 4,236
Total preferred securities (cost: $25,821,000)		23,257

Common stocks 0.24%

Industrials 0.18%

Beech Holdings, LLC[7,11,12]	4,156,072	33,810
CEVA Group PLC[4,7,12]	12,179	15,309
Atrium Corp.[4,7,12]	985	1
		49,120

Health care 0.02%

Rotech Healthcare Inc.[7,12]	342,069	6,109

Materials 0.02%

NewPage Holdings Inc.[7,11,12]	45,840	4,641

Consumer discretionary 0.02%

American Media, Inc.[4,7,12]	453,779	2,323
Revel AC Inc.[7,11,12]	222,053	1,064
		3,387

Energy 0.00%

General Maritime Corp.[4,7,12]	1,716	50
Total common stocks (cost: $128,527,000)		63,307
Warrants 0.00%

Energy 0.00%

General Maritime Corp., warrants, expire 2017[4,7,12]	2,654	8
Total warrants (cost: $671,000)		8

	Principal amount
Short-term securities 6.67%	(000)

Freddie Mac 0.07%–0.16% due 4/8–11/3/2014	$593,760	593,281
Fannie Mae 0.10%–0.15% due 1/9–11/3/2014	330,350	330,153
Federal Home Loan Bank 0.05%–0.19% due 1/16–9/11/2014	298,100	297,992
Federal Farm Credit Banks 0.13%–0.14% due 2/6–10/8/2014	100,000	99,924
Procter & Gamble Co. 0.09% due 2/18/2014[4]	75,000	74,993
Coca-Cola Co. 0.07%–0.14% due 1/6–4/23/2014[4]	75,000	74,990
U.S. Treasury Bill 0.126% due 8/21/2014	60,000	59,973
Army and Air Force Exchange Service 0.10%–0.11% due 1/27–2/20/2014[4]	57,600	57,592
Emerson Electric Co. 0.09%–0.10% due 2/19–2/20/2014[4]	48,500	48,493
Private Export Funding Corp. 0.10%–0.235% due 2/13/2014[4]	45,000	44,993
ExxonMobil Corp. 0.07% due 1/2/2014	43,900	43,900
General Electric Capital Corp. 0.10% due 1/3/2014	32,800	32,800
	Principal amount	Value
Short-term securities	(000)	(000)

IBM Corp. 0.05% due 1/28/2014[4]	$28,100	$ 28,099
Honeywell International Inc. 0.11% due 1/28/2014[4]	15,400	15,399
Total short-term securities (cost $1,802,478,000)		1,802,582
Total investment securities (cost: $27,557,857,000)		27,807,499
Other assets less liabilities		(795,795)
Net assets		$27,011,704

1Coupon rate may change periodically.

2Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

3Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $177,480,000, which represented .66% of the net assets of the fund.

4Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $3,392,801,000, which represented 12.56% of the net assets of the fund.

5Payment in kind; the issuer has the option of paying additional securities in lieu of cash.

6Step bond; coupon rate will increase at a later date.

7Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $134,900,000, which represented .50% of the net assets of the fund.

8Scheduled interest and/or principal payment was not received.

9A portion of this security was pledged as collateral. The total value of pledged collateral was $5,339,000, which represented .02% of the net assets of the fund.

10Index-linked bond whose principal amount moves with a government price index.

11Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	dates	(000)	(000)	assets

Beech Holdings, LLC	3/16/2007–2/15/2013	$46,381	$33,810.13%
NewPage Holdings Inc.	9/17/2009–9/9/2011	9,354	4,641.02
CEVA Group PLC, Series A-2, 2.239% convertible preferred	3/10/2010–1/23/2012	3,703	3,238.01
Revel AC, Inc.	2/14/2011–10/25/2012	23,124	1,064.00
Total restricted securities		$82,562	$42,753.16%

12Security did not produce income during the last 12 months.

Key to abbreviations and symbols

BRL = Brazilian reais	MXN = Mexican pesos	TRY = Turkish lira
CLP = Chilean pesos	NGN = Nigerian naira	UYU = Uruguayan pesos
COP = Colombian pesos	PHP = Philippine pesos	ZAR = South African rand
€ = Euros	PLN = Polish zloty
£ = British pounds	RUB = Russian rubles

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-008-0214O-S37691

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of

The Bond Fund of America:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Bond Fund of America (the “Fund”) as of December 31, 2013, and for the year then ended and have issued our report thereon dated February 7, 2014, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund’s investment portfolio (the “Schedule”) as of December 31, 2013, appearing in Item 6 of this Form N-CSR. This Schedule is the responsibility of the Fund’s management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California

February 7, 2014

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE BOND FUND OF AMERICA

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ John H. Smet
John H. Smet, President and Principal Executive Officer

Date: February 28, 2014

By /s/ Brian C. Janssen
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: February 28, 2014